                                                                  EXHIBIT (C)(2)


                                                            DRAFT - CONFIDENTIAL
                                                            --------------------


                 PRESENTATION TO THE SPECIAL COMMITTEE OF THE
                             BOARD OF DIRECTORS OF

                         PINNACLE ENTERTAINMENT, INC.

                     REGARDING THE PROPER RESPONSE TO THE
                              PROPOSED OFFER FROM

                             COLONY CAPITAL, INC.


                           Jefferies & Company, Inc.


                                March 24, 2000

DRAFT

Presentation to the Special Committee
--------------------------------------------------------------------------------

         The following pages contain material provided to the Special Committee of the Board of Directors (the "Committee") of Pinnacle Entertainment, Inc. ("Pinnacle" or the "Company") by Jefferies & Company, Inc. ("Jefferies") for the purpose of evaluating the offer by Colony Capital, Inc. ("Colony" or the "Acquiror") to acquire Pinnacle.

         The accompanying material was prepared on a confidential basis solely for use in connection with an oral presentation to the Committee and not with a view towards complying with disclosure standards under state and federal securities laws. The information contained in this presentation was based upon publicly available information obtained by Jefferies or information furnished by Pinnacle. Jefferies has relied, without independent investigation or verification, on the accuracy, completeness and fair presentation of all such information, and the conclusions contained herein are conditioned upon such information (whether written or oral) being accurate, complete and fair in all respects.

         All budgets, projections, financial analyses, reports and other information with respect to the Company's operations contained herein have been prepared by the management of the Company or are derived from such budgets, projections, financial analyses, reports and other information which involve numerous and significant subjective determinations made by such managers. The estimates, budgets and projections contained herein may or may not be achieved and differences between projected results and those actually achieved may be material. With respect to the Company's financial projections examined by Jefferies, Jefferies assumed that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managers of the Company as to the future performance of the Company and that the Company will perform in accordance with such projections for all periods specified therein. No representation or warranty, expressed or implied, is made as to the accuracy, completeness or fairness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Neither Jefferies nor any of its advisors or accountants takes any responsibility for the accuracy or completeness of any of the accompanying material. Jefferies has not been requested to, and did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror, nor has Jefferies been furnished with any such evaluations or appraisals.

         The preparation of the material contained herein involves various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, Jefferies did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Jefferies' analyses must be considered as a whole. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusions expressed herein. In its analyses, Jefferies made many assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth herein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

         These materials are for the use of the Committee only and may not be used for any other purpose without Jefferies' written consent. These materials do not constitute an opinion of fairness with respect to the offer by Colony nor a recommendation to any holder of the Company's common stock as to whether to tender such holder's shares or as to how such person should vote with respect to the Transaction.

DRAFT                                 -i-

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Tab
                                                                          ---
I.     Executive Summary .............................................     1

II.    Overview of Company............................................     2

III.   Transaction Overview...........................................     3

IV.    Valuation Analysis.............................................     4

V.     Exhibits.......................................................     5

       A.  Termination Fee Analysis

       B.  Premiums Paid Analysis

       C.  Comparable Equity Trading / M&A Transaction Analyses

       D.  Discounted Cash Flow Analysis

DRAFT                                -ii-

--------------------------------------------------------------------------------




                               EXECUTIVE SUMMARY



--------------------------------------------------------------------------------

DRAFT                                 -1-

Executive Summary
--------------------------------------------------------------------------------
Overview of the Offer



     -- Colony has offered to purchase all of the publicly-held shares of Pinnacle for $25.00 per share (the "Offer") subject to, among other things:

              -- Reaching an acceptable agreement with management, including a roll-over of a substantial portion of their shares and options

              -- Reaching a definitive purchase agreement with "No Shop" terms through December 31, 2000 and "Break-Up" fee to be negotiated

              --   Regulatory approval

              -- Successful tender offer and exit consent for the Company's public debt

              --   Obtaining financing on acceptable terms

DRAFT                                 -2-

Executive Summary
--------------------------------------------------------------------------------
Purpose of the Presentation

      --      Discuss possible alternatives for the Company

      --      Preliminarily evaluate an exit by existing stockholders

              --   Trading history

              --   Performance against benchmarks

              --   Market outlook

      --      Preliminarily evaluate the terms and conditions of the Offer

              --   Financing conditions

              --   Termination fee

              --   Management interests

      -- Preliminarily evaluate the Offer against several valuation benchmarks

              --   Comparable merger and acquisition transaction analysis

              --   Comparable equity trading analysis

              --   Premiums paid analysis

              --   Discounted cash flow analysis

DRAFT                                 -3-

Executive Summary
--------------------------------------------------------------------------------
Possible Alternatives



      --      Do not pursue a transaction

      --      Accept the Offer from Colony

      --      Negotiate the Offer from Colony

      --      Conduct an auction

      --      Pursue other possible alternatives (e.g., recapitalization)
DRAFT                                 -4-

Executive Summary
--------------------------------------------------------------------------------
Preliminary Evaluation Considerations


      --      Recent developments

              --   Construction of the Belterra Casino in Southern Indiana

              --   Recent/pending divestiture of race-track properties

              --   Pending divestiture of certain casinos

              --   Disposal of excess land


      --      Positive

              --   Stable, recurring cash flows

              -- Strong barriers to entry (e.g., licensing requirements/limitations)

              --   Low cost financing

              --   Significant liquidity


      --      Negative

              --   Highly regulated on a jurisdiction by jurisdiction basis

              --   Limited research coverage

              --   Highly competitive

              -- Growth is capital intensive (i.e., expansion/development projects)

DRAFT                                 -5-

--------------------------------------------------------------------------------




                              OVERVIEW OF COMPANY



--------------------------------------------------------------------------------

DRAFT                                 -6-

Overview of Company
================================================================================
Summary of Historical Operating Results - Pro Forma
($ in Millions)

      -- The following historical operating results are pro forma for recent/pending divestitures

------------------------------------------------------------------------------------------------------------------------------------
                                                    Pro Forma Fiscal Years Ended December 31,          Budget         Run-Rate
                                                -------------------------------------------------
                                                    1997                1998              1999           2000           2000
                                                ------------         ----------        ----------    ------------   ------------
Net Revenues:
------------
Boomtown Reno..................................   $   68.6             $  67.5          $   80.4       $   83.7       $   83.7
Boomtown New Orleans...........................       77.9                95.6             106.0          110.5          110.5
Casino Magic Biloxi............................       62.3                74.2              93.3           98.1           98.1
Casino Magic Bossier City......................       93.2               111.2             140.1          153.8          153.8
Casino Magic Argentina.........................       17.5                20.4              22.0           23.8           23.8
Belterra.......................................         --                  --                --           59.1          167.0
Other..........................................        8.2                 8.0               8.0           10.0           10.0
                                                  --------            --------          --------       --------       --------
   Total Net Revenues..........................   $  327.7            $  376.9          $  449.9       $  539.1       $  647.1

EBITDA:
------
Boomtown Reno..................................   $    8.8            $    7.8          $   15.2       $   15.8       $   15.8
Boomtown New Orleans...........................       22.4                29.5              33.4           32.0           32.0
Casino Magic Biloxi............................        9.7                14.0              22.0           22.8           22.8
Casino Magic Bossier City......................       11.6                23.5              33.1           37.2           37.2
Casino Magic Argentina.........................        6.2                 8.4               8.8            9.6            9.6
Belterra.......................................         --                  --                --           14.5           44.8
Other..........................................        7.5                 7.5               7.1            9.4            9.4
Corporate......................................       (7.9)              (10.3)            (18.4)         (16.5)         (16.5)
                                                  --------            --------          --------       --------       --------
   Total EBITDA................................   $   58.3            $   80.5          $  101.3       $  124.8       $  155.1

Operating Data
--------------
Net Revenues Growth............................         NA                15.0%             19.4%          19.8%            NA
EBITDA Margin..................................       17.8%               21.3%             22.5%          23.2%          24.0%
================================================================================================================================

DRAFT                                 -7-

Overview of Company
================================================================================
Summary Projected Operating Results
($ in Millions)

      --  Management is developing a capital intensive plan to grow the Company

          --   Developments/Expansions

               .    Remaining $160 million cost of $200 million Belterra
                    development
               .    $100 million expansion of Casino Magic Biloxi
               .    $100 million expansion of Casino Magic Bossier City
               .    Other expansions/renovations in Reno, New Orleans, and
                    Argentina

          -- Targeted 20% to 25% EBITDA return on development/expansion capital expenditures

----------------------------------------------------------------------------------------------------------------------------
                                                  Budget                         Projected Fiscal Years Ended December 31,
                                                                              ----------------------------------------------
                                                   2000           2001           2002              2003              2004
                                                ----------     ----------     ----------        ---------         ----------
Capital Expenditures:

Maintenance................................      $   12.9       $   17.0       $   19.0          $   19.0          $   19.0

Development/Expansion......................         179.7          200.0             --                --                --
                                                 --------       --------       --------          --------          --------

   Total Capital Expenditures..............      $  192.6       $  217.0       $   19.0          $   19.0          $   19.0
                                                 ========       ========       ========          ========          ========
============================================================================================================================

DRAFT                                 -8-

Overview of Company
================================================================================
Summary Projected Operating Results (Cont'd)
($ in Millions)

      -- The following projected operating results based on discussion with management

--------------------------------------------------------------------------------------------------------------------------------
                                                 Budget                            Projected Fiscal Years Ended December 31,
                                                                              --------------------------------------------------
                                                  2000            2001            2002               2003                2004
                                               -----------    ------------    ------------       ------------       ------------
Net Revenues:
------------
Boomtown Reno..............................     $   83.7       $    85.4       $    83.3          $    81.2          $    81.2
Boomtown New Orleans.......................        110.5           112.7           115.0              117.3              119.6
Casino Magic Biloxi........................         98.1            98.1           181.6              186.1              190.8
Casino Magic Bossier City..................        153.8           146.1           219.2              230.2              241.7
Casino Magic Argentina.....................         23.8            33.3            34.6               36.0               37.5
Belterra...................................         59.1           167.0           170.4              173.8              177.3
Other......................................         10.0            10.0            10.0               10.0               10.0
                                                --------       ---------       ---------          ---------          ---------
   Total Net Revenues......................     $  539.1       $   652.8       $   814.1          $   834.6          $   858.0

EBITDA:
------
Boomtown Reno..............................     $   15.8       $    16.2       $    15.4          $    14.6          $    14.6
Boomtown New Orleans.......................         32.0            33.8            34.5               35.2               35.9
Casino Magic Biloxi........................         22.8            22.6            45.4               46.5               47.7
Casino Magic Bossier City..................         37.2            33.6            54.8               57.5               60.4
Casino Magic Argentina.....................          9.6            13.3            13.9               14.4               15.0
Belterra...................................         14.5            44.8            46.0               46.9               47.9
Other......................................          9.4             9.4             9.4                9.4                9.4
Corporate..................................        (16.5)          (16.8)          (17.2)             (17.5)             (17.9)
                                                --------       ---------       ---------          ---------          ---------
   Total EBITDA............................     $  124.8       $   156.9       $   202.2          $   207.1          $   213.0

Operating Data
--------------
Net Revenues Growth........................         19.8%           21.2%           24.7%               2.5%               2.8%
EBITDA Margin..............................         23.2%           24.0%           24.8%              24.8%              24.8%
================================================================================================================================

DRAFT                                 -9-

Overview of Company
-------------------------------------------------------------------------------
Excess Assets


      -- Pinnacle's recent and future divestitures have left the company with a favorable pro forma cash position

          --   Sale of land adjacent to Hollywood Park to Home Depot completed
          --   Assumes sale of Casino Magic Bay St. Louis and Boomtown Biloxi to
               Penn National Gaming
               .    Scheduled to seek regulatory approval in April and expected to close in May
               .    Conditioned upon financing (pro forma debt to EBITDA is
                    approximately 4.5x)
          --   Assumes sale of Turf Paradise
               .    Expected to close in May
               .    No financing conditions
          --   Assumes sale of land in Inglewood
               .    Hovnanian deal did not close
               .    Management believes that a deal can close before the end of the year
          --   Considers Belterra remaining development costs
          --   Consideration for other excess assets
               .    Considers properties in Reno and Missouri, pending insurance proceeds, Ogle House, notes due from Roski/Yakama and value of NOLs
               .    Does not consider 2% ownership in TVG, option value of
                    potential new license in Louisiana or dockside legislation in Indiana or Louisiana
          --   Assumes the call of the 13% First Mortgage Notes

DRAFT                                -10-

Overview of Company
------------------------------------------------------------------------------
Excess Assets (CONT'D)
($ in Millions)

------------------------------------------------------------------------------

                                                                       Gross     Expenses and   Uncompleted    Completed
                                                                       Value         Taxes        Belterra      Belterra
     PNK Cash Balance, 12/31/1999..........................................................   $    246.8    $    246.8

     Land Adjacent to Hollywood Park................................     24.0         10.1          13.9          13.9
     Bay St. Louis and Biloxi Properties............................    195.0         25.2         170.0         170.0
     Turf Paradise..................................................     53.0         14.6          38.4          38.4
     Inglewood Land.................................................     63.0         21.5          41.5          41.5
     Reno Land......................................................      4.0          --            4.0           4.0
     Missouri Land..................................................      3.7          --            3.7           3.7
     Ogle House.....................................................      2.5          --            2.5           2.5
     Insurance Proceeds.............................................      2.5          1.3           1.2           1.2
     Notes Receivable from Roski/Yakama.............................     14.7          --           14.7          14.7
     Interim Cash Flow..............................................     40.8          --           40.8          40.8
     Present Value of NOLs..........................................     10.7          --           10.7          10.7
                                                                       -------       -------     ---------     ----------
       Excess Asset Value, Subtotal................................     414.0         72.5         341.5         341.5

     Belterra Project.......................................................................         --         (163.9)
     Race Track Tax Liability...............................................................       (22.9)        (22.9)
     Accrued Interest.......................................................................       (26.1)        (26.1)
     Cage Cash..............................................................................       (30.0)        (30.0)
     Call 13% First Mortgage Notes @ 106.5..................................................      (122.5)       (122.5)
                                                                                                ----------    ----------

     Pro Forma PNK Cash Balance + Excess Asset Value, 12/31/99.............................   $    386.7      $  222.9
                                                                                              ==========      ========

------------------------------------------------------------------------------

DRAFT                                -11-

Overview of Company
-------------------------------------------------------------------------------
Pro Forma Capitalization
($ in Millions)

      -- The Company is levered at 5.0x Long-term Debt/1999 Pro Forma EBITDA (3.5x taking into consideration prospective EBITDA at Belterra)

      -- On a net basis, however, the Company's leverage is only 1.2x (1.9x taking into consideration prospective EBITDA at Belterra and remaining cost to complete)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        At December 31, 1999
                                                                                     --------------------------
                                                                                           $             %
                                                                                     -----------      ---------
Cash + Excess Asset Value (Uncompleted Belterra).............................        $     386.7           48.7%
                                                                                     ===========      =========
Cash + Excess Asset Value (Completed Belterra)...............................        $     222.9           28.0%
                                                                                     ===========      =========
Long-Term Debt/(1)/
--------------
Revolving Credit Facility....................................................        $        --            0.0%
9 1/4% Senior Sub. Notes due 2007............................................              350.0           44.0%
9 1/2% Senior Sub. Notes due 2007............................................              125.0           15.7%
Hollywood Park-Casino Debt...................................................               22.6            2.8%
Other Notes Payable..........................................................                8.1            1.0%
                                                                                     -----------      ---------
    Total Long-Term Debt.....................................................        $     505.7           63.6%
Common Equity................................................................              280.9           35.3
                                                                                     -----------      ---------
    Total Capitalization.....................................................        $     794.6          100.0%
                                                                                     ===========      =========

-------------------------
(1)      Pro forma for the redemption of the 13% First Mortgage Notes due 2003.
------------------------------------------------------------------------------

DRAFT                                -12-

Overview of Company
------------------------------------------------------------------------------
Stock Price Performance

      -- The Company's stock has been steadily rising since January 1999, gaining over 130% up to March 7, the pre-offer announcement date

      -- The Offer is at a level that the Company's stock has not been at since early 1994

                       January 1, 1997 to March 7, 2000


              [Stock chart from 1/1/97 to 3/7/00 showing closing
                  price and trading volume of Pinnacle stock]


DRAFT                                     -13-

Overview of Company
--------------------------------------------------------------------------------
Stock Price Trading Range

      -- Since January 1, 1997, nearly all of the trading volume of the Company's stock has been at or below the $20 per share level


                             January 1, 1997 - March 7, 2000
                             -------------------------------

                             -------------------------------
                                Price        Total Volume
                               -------      --------------
                                  8.0          1,896,200
                                  9.0          2,651,400
                                 10.0          3,557,900
                                 11.0          4,953,500
                                 12.0          6,289,200
                                 13.0          6,828,000
                                 14.0          8,186,000
                                 15.0          5,789,300
                                 16.0          7,505,600
                                 17.0         11,054,800
                                 18.0          7,809,500
                                 19.0          7,318,400
                                 20.0          4,630,400
                                 21.0          1,824,400
                                 22.0            994,200
                                 23.0             78,700
                             ===============================

_______________
Source: FactSet Research Systems Inc. From January 1, 1997 through March 7,
2000.

DRAFT                                     -14-

Overview of the Company
================================================================================
Stock Price Performance Against Comparable Companies

      -- The market has discounted the valuation of Pinnacle and other similar small cap gaming companies as demonstrated by their underperformance relative to the overall market

[Chart of relative price performance of NASDAQ, S&P500, Pinnacle and comparable gaming companies/(1)/ from 1/1/97 to 3/7/00]



______________
(1)  Gaming Comps include ASCA, AGY, BYD, HWD, ISLE, PENN, and STN.
Source: FactSet Research Systems Inc.

DRAFT                                     -15-

--------------------------------------------------------------------------------





                             TRANSACTION OVERVIEW




--------------------------------------------------------------------------------

DRAFT                                     -16-

Transaction Overview
--------------------------------------------------------------------------------
Valuation
($ in Millions, Except per Share Data)

------------------------------------------------------------------------------------------------
Exchange....................................        NYSE
52-Week High/Low............................    $24.06/$8.50

                                                Offer Mailed         Current            Offer
                                                  (3/7/00)          (3/21/00)           Price
                                                ------------       ----------        -----------
Closing Price................................    $   19.25          $  20.25          $   25.00
Market Capitalization........................    $   505.6          $  531.8          $   656.6
Plus:  Total Long-Term Debt/(1)/.............        505.7             505.7              505.7
Plus:  Net Option Value......................         17.1              19.7               32.2
Less:  Excess Cash/Assets....................       (386.7)            386.7)            (386.7)
                                                 ---------          --------          ---------
    Total Enterprise Value ("TEV")...........    $   641.6          $  670.5          $   807.7
                                                 =========          ========          =========

Operating Information
---------------------
Pro Forma EBITDA/(2)/........................    $   101.3          $  101.3          $   101.3
Adjusted Reported Earnings per Share/(3)/....    $    0.98          $   0.98          $    0.98

Valuation Multiples
-------------------
TEV / EBITDA.................................          6.6x              6.6x               8.0x
Price / Earnings.............................         19.6x             20.7x              25.5x
================================================================================================

___________________
(1)  Pro forma for the redemption of the 13% First Mortgage Notes due 2003.
(2)  Pro forma for recent and pending divestitures.
(3) Excludes $42.1 million gain on sale of the Hollywood Park Race Track and Casino

DRAFT                                -17-

Transaction Overview
--------------------------------------------------------------------------------
Financing Structure
($ in Millions)

    -- Based on discussions with Colony, the proposed financing structure is as follows:

-------------------------------------------------------------------------------------------------------------------------------

                      Sources of Funds                                                     Uses of Funds
-------------------------------------------------------------    --------------------------------------------------------------
Bank/Existing/Assumed Debt.......................   $   855.0    Purchase Pinnacle Equity @ $25.00..........  $       688.8

High Yield Debt..................................       550.0    Repay Pinnacle Debt........................          505.7

Pinnacle Equity Roll-Over........................        50.0    Repay Harveys Debt.........................          400.0

Cash.............................................       223.8    Fees and Expenses..........................           84.3
                                                    ---------                                                 -------------

         Total Sources of Funds..................   $ 1,678.8             Total Uses of Funds...............  $     1,678.8
                                                    =========                                                 =============
-------------------------------------------------------------------------------------------------------------------------------

DRAFT                                -18-

Transaction Overview
--------------------------------------------------------------------------------
Termination Fee

      -- Amount of termination fee not yet proposed - customary termination fees outlined below



                 M&A Transactions > $100 Million Since 1/1/98
                 --------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                 Fee as a Percentage of
                                                                                  Transaction Value/(1)/
                                                                ----------------------------------------------------------
                      Transaction Value                                   Average                 Standard Deviation
--------------------------------------------------------------  ----------------------------------------------------------
                    Less than $200 million                                 3.59%                        +1.70%
                                                                                                        -
                     $200 - $500 million                                   2.96%                        +1.17%
                                                                                                        -
                    $500 - $1,000 million                                  2.82%                        +1.04%
                                                                                                        -
                   $1,000 - $1,500 million                                 2.73%                        +0.77%
                                                                                                        -
--------------------------------------------------------------------------------------------------------------------------

----------------
Source: Securities Data Corporation (SDC)
(1) Transaction value is defined by SDC as reported deal value, which includes the amount paid for all common stock, common stock equivalents, preferred stock, debt, options, assets, warrants and stock purchases made within six months of the announcement date of the transaction.

DRAFT                                -19-

Transaction Overview
--------------------------------------------------------------------------------
Financing for the Offer

      -- The high yield market in 1999 and year-to-date 2000 has demonstrated some weakness
          __ High yield issuance in 1999 declined 30% from 1998
          __ Intermediate interest rates have increased 35% to 40% over the last year
          __ Capital has been exiting the high yield market recently

                                          [Chart of 5-year, 10-year, and 30-year
                                            Treasury rates from 1987 to 2000]


                          High Yield Fund Flows
                          ---------------------

          ------------------------------------------------------------
                                                          Amount
                       Week Ending                    ($ in Millions)
          ------------------------------------   ---------------------
          February 23, 2000...................          $    (121.3)
          February 16.........................               (154.0)
          February 9..........................                118.0
          February 2..........................                (66.3)
                                                        -----------
          Last 4 Weeks........................          $    (225.4)
                                                        -----------
          2000 Year to Date...................          $  (1,295.2)
                                                        ===========
          1999................................          $    (108.8)
          1998................................          $  11,524.8
          1997................................          $  16,083.3
          1996................................          $  11,895.7
          ------------------------------------------------------------

DRAFT                                -20-

Transaction Overview
--------------------------------------------------------------------------------
Management Interests
($ in Millions)


      -- Colony will require management to roll the equivalent value of 2 million shares at $25.00 per share ($50 million)

      --  Management's roll-over represents approximately 55% of their value in
          this transaction and 7% of the equity value     ?

     ---------------------------------------------------------------------

                  Management Held                    At $25.00 per Share
     ------------------------------------   ------------------------------
     Share Value.........................   $     73.6             81.1%
     Net Options Value...................         17.1             18.9
                                            ----------       ----------
          Total Equity Value.............         90.7            100.0

     Rollover Amount.....................         50.0             55.1
     Cash-Out Amount.....................         40.7             44.9

                    Outstanding                      At $25.00 per share
     ------------------------------------   ------------------------------

     Share Value.........................   $    656.6             95.3%
     Net Options Value...................         32.2              4.7
                                            ----------       ----------
          Total Equity Value.............        688.8            100.0

     Rollover Amount.....................         50.0              7.3
     ---------------------------------------------------------------------

      --  Management contracts to be negotiated

DRAFT                                -21-

------------------------------------------------------------------------------


                              Valuation Analysis


------------------------------------------------------------------------------

DRAFT                                -22-

Valuation Analysis
------------------------------------------------------------------------------
Overview - Valuation Benchmarks


      -- Comparison of stock premiums paid in recent merger and acquisition transactions

      -- Comparable equity trading

      -- Comparable merger and acquisition transaction analysis

      -- Discounted cash flow analysis

DRAFT                                -23-

Premiums Paid Analysis
-----------------------------------------------------------------------------------------------------------------------------------
Premium to Historical Closing Prices

                                                 December 7, 2000 to March 7, 2000
                                                 ---------------------------------
    7-Dec-99   8-Dec-99   9-Dec-99   10-Dec-99   13-Dec-99   14-Dec-99   15-Dec-99    16-Dec-99    17-Dec-99    20-Dec-99
     22.00%     19.80%     13.60%     14.30%      16.60%       17.60%     17.30%       22.70%       23.50%       25.80%

   21-Dec-99   22-Dec-99  23-Dec-99  27-Dec-99   28-Dec-99   29-Dec-99   30-Dec-99    31-Dec-99    3-Jan-00     4-Jan-00
     21.60%     22.30%     18.70%     15.90%      14.00%       9.90%       8.10%       11.40%       13.60%       18.30%

    5-Jan-00   6-Jan-00   7-Jan-00   10-Jan-00   11-Jan-00   12-Jan-00   13-Jan-00    14-Jan-00    18-Jan-00    19-Jan-00
     22.70%     28.60%     21.60%     17.60%      18.30%       22.00%     22.70%       23.50%       23.10%       20.50%

   20-Jan-00   21-Jan-00  24-Jan-00  25-Jan-00   26-Jan-00   27-Jan-00   28-Jan-00    31-Jan-00    1-Feb-00     2-Feb-00
     20.50%      6.40%     17.60%     19.80%      19.40%       20.80%     25.40%       27.40%       23.50%       25.80%

    3-Feb-00   4-Feb-00   7-Feb-00   8-Feb-00    9-Feb-00    10-Feb-00   11-Feb-00    14-Feb-00    15-Feb-00    16-Feb-00
     26.20%     26.60%     20.50%     23.50%      29.40%       38.90%     50.40%       48.70%       48.10%       42.30%

   17-Feb-00   18-Feb-00  22-Feb-00  23-Feb-00   24-Feb-00   25-Feb-00   28-Feb-00    29-Feb-00    1-Mar-00     2-Mar-00
     43.90%     49.30%     41.30%     43.90%      44.40%       42.30%     41.80%       44.90%       50.40%       49.30%

                                         3-Mar-00       6-Mar-00     7-Mar-00
                                          47.10%         44.90%       29.90%

DRAFT                                 -24-

Premiums Paid Analysis
================================================================================
Premium Comparison

      -- The proposed purchase price of $25 per share represents an approximate 36.6% premium (an average of the one day, one week, and four week) premium to recent Pinnacle trading prices, which is comparable to premiums paid in public transactions completed since January 1997

--------------------------------------------------------------------------------

                                                                                                Period Prior to March 8, 2000
                                                                                           --------------------------------------
                                                                                             One Day      One Week     Four Week
                                                                                           ----------    ----------   -----------
Pinnacle price per share during period..............................................        $   19.25    $   16.63     $   19.31

Proposed purchase price per share...................................................            25.00        25.00         25.00
                                                                                            ---------    ---------     ---------

Purchase premium - Pinnacle.........................................................             29.9%        50.4%         29.4%

Average premium paid in other public transactions(1)(2)(3)
                        -------------------------
   All offers.......................................................................             24.7%        30.4%         37.0%
   All cash offers..................................................................             24.4%        30.3%         36.5%

Average premium paid in selected gaming transactions(4)
                        ----------------------------
   All offers.......................................................................             36.8%        40.7%         38.7%
   All cash offers..................................................................             36.8%        40.7%         38.7%

-----------------------
(1)  Source:  Securities Data Company.
(2) All public transactions announced and completed from January 1, 1997 to February 25, 2000 with transaction value of $100 million to $1,500 million.
(3)  Trimmed average, which excludes top 10% and bottom 10% of premiums paid.
(4)  Public filings and Jefferies research.

DRAFT                                -25-

Comparable Equity Trading Analysis
================================================================================
         SELECTED COMPARABLE PUBLIC COMPANIES

      --  Criteria for selecting comparable public companies
          --  Mid-cap gaming company
          --  Multiple properties
          --  Riverboat/dockside operations
          --  Non-distressed
          --  Not currently a target of a merger and acquisition transaction

      --  Selected comparable public companies
          --  Ameristar Casinos
          --  Argosy Gaming
          --  Boyd Gaming
          --  Hollywood Casinos
          --  Isle of Capri Casinos
          --  Penn National Gaming
          --  Station Casinos

DRAFT                                -26-

Comparable Equity Trading Analysis
================================================================================
Comparable Public Company Trading Multiples

      -- The following multiples of total enterprise value were chosen for comparison on a historical and forward basis


              ----------------------------------------------------------------------
                                                           Historical      Forward
                                                          ------------   -----------
              Total Enterprise Value to
                   Net Revenues
                       High.............................      1.9x           1.7x
                       Low..............................      1.0x           0.9x
                       Average..........................      1.3x           1.2x
                       PNK Acquisition Multiple.........      1.8x           1.5x
                   EBITDA
                       High.............................      8.0x           7.0x
                       Low..............................      4.8x           3.9x
                       Average..........................      6.4x           5.4x
                       PNK Acquisition Multiple.........      8.0x           6.3x

             =======================================================================

DRAFT                                -27-

Comparable Equity Trading Analysis
===================================================================================================================================
Comparable Public Company Trading Multiples (cont'd)

      -- The following multiples of price were chosen for comparison on a current and forward basis:

               -------------------------------------------------------------------------------------------------
                                                                                 2000E              2001E
                                                                                -------            -------
                Price to
                    Earnings per Share
                        High.........................................            13.6x              12.1x
                        Low..........................................             6.5x               5.9x
                        Average......................................            10.2x               8.6x
                        PNK Acquisition Multiple.....................            25.0x              17.9x
               =================================================================================================

                    ------------------------------------------------------------------------------
                                                                                      Current
                                                                                     ---------
                    Price to
                         Book Value per Share
                             High.........................................             6.8x
                             Low..........................................            (4.9x)
                             Average......................................             1.7x
                             PNK Acquisition Multiple.....................             2.3x
                    ==============================================================================

DRAFT                                 -28-

Comparable M&A Transaction Analysis
===============================================================================
Selected Comparable M&A Transactions

      -- Criteria for selecting comparable merger and acquisition transactions

              --       Announced since January 1, 1997

              --       Multiple properties

              --       Riverboat/dockside operations

      --      Selected comparable public companies

              -- Penn National Gaming's pending acquisition of Pinnacle's Boomtown Biloxi and Casino Magic Bay St. Louis properties

              --       Isle of Capri Casinos' acquisition of Lady Luck Gaming

              --       Harrahs Entertainment's acquisition of Players
                       International

              --       Horseshoe Gaming's acquisition of Empress Entertainment

              --       Park Place Entertainment's acquisition of Grand Casinos

              --       Pinnacle's acquisition of Casino Magic

              --       Colony's acquisition of Harveys Casino Resorts

DRAFT                                  -29-

Comparable M&A Transaction Analysis
===================================================================================================================================
Comparable M&A Transaction Multiples

      --      The following multiples were chosen for comparison on a raw and adjusted basis


-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Raw Material                   Adjusted Multiple
                                                               -----------------------------   -----------------------------
                                                                  Revenue         EBITDA           Revenue         EBITDA
                                                               -------------  --------------   --------------  -------------
High...................................................            1.6x            7.1x             1.5x            6.3x
Low....................................................            1.2x            5.5x             1.1x            5.1x
Average................................................            1.4x            6.3x             1.3x            5.6x

PNK Acquisition Multiple...............................            1.8x            8.0x             1.6x            6.4x
===================================================================================================================================


      -- The only other comparable merger and acquisition transaction is Harrahs Entertainment's acquisition of Showboat in 1997
          -- At the time it appeared that the multiple of EBITDA was in excess of 10.0x
          -- Retrospectively, after the ramp-up of cash flow and divestitures of certain assets, among other things, it seems that the multiple of EBITDA was approximately 6.0x

DRAFT                                -30-

Discounted Cash Flow Analysis
===============================================================================
Overview of Calculation

 -- Discounting Pinnacle's projected distributable cash flows to arrive at a present value provides an indication of value

 -- Distributed cash flow is calculated as follows: net income for the next five years plus projected depreciation, amortization and other non-cash expenses minus projected capital expenditures plus net changes in working capital plus interest expense, net of the interest tax shield

 -- In order to calculate Pinnacle's distributable cash flows, the discounted cash flow analysis utilized projections that were derived from management's budget for 2000 and discussion with management regarding the long-term outlook for the Company's properties

 -- The terminal value (the value of distributable cash flows beyond five years) was calculated by capitalizing year five distributable cash flow using growth rates ranging from 2.0% to 3.0%
    --  Considers long-term inflation and internal growth
    --  Considers comparable company forward EBITDA multiples

 -- The cash flows for the five years and the terminal value were discounted to their present values at a weighted average cost of capital (derived from the capital asset pricing model) in a range from 12.0% to 13.0% to determine an indication of equity value
    --  Considers required rates of return on equity
    --  Considers cost of debt and amount of leverage

DRAFT                                -31-

Discounted Cash Flow Analysis
===============================================================================
Range of Value
($ in Millions)

      -- The following equity values per share were arrived and based on a discounted cash flow analysis

                                                      Equity Value Per Share

----------------------------------------------------------------------------------------------------------------------------
 Weighted Average Cost of                                                 Perpetual Growth Rate
                                                  --------------------------------------------------------------------------
    Capital ("WACC")                                    2.0%                       2.5%                      3.0%
-------------------------------------------       -------------------     --------------------    --------------------------
                   13.0%                          $    22.89                 $    24.12                $    25.46
                   12.5%                               24.66                      26.03                     27.54
                   12.0%                               26.60                      28.14                     29.85
============================================================================================================================

DRAFT                                -32-

Summary of Valuation Benchmarks
===================================================================================================================================
($ in Millions)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Prior to Announcement
                                                                             ------------------------------------------------------
     Premiums Paid Analysis (Cash Offers):                                     1 Day Prior           1 Week           4 Weeks
     ------------------------------------                                    ----------------   ---------------   -----------------
     Average of All (Since 1/1/97)...................................              24.7%              30.4%            37.0%
     Average of Selected Gaming (Since 1/1/98).......................              36.8%              40.7%            38.7%
     Pinnacle Offer Price............................................              29.9%              50.4%            29.4%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Equity Value Per Share
                                                                                               ------------------------------------
     Projected Cash Flow Analyses:                                                                   Low       Middle      High
     ----------------------------                                                               -----------  ---------  -----------
     Discounted Cash Flow Analysis.......................................................           $22.89     $26.03    $29.85
     PNK Offer Price.....................................................................                      $25.00
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
     Comparable Analyses (EBITDA Multiples):                                             Equity Trading         M&A Transactions
     --------------------------------------                                         ---------------------    ----------------------
           Historical Average / Raw Average...............................                   6.4x                     6.3x
           PNK Offer Price Historical / Raw...............................                   8.0x                     8.0x
           Forward Average / Adjusted Average.............................                   5.4x                     5.6x
           PNK Offer Price Forward / Adjusted.............................                   6.3x                     6.4x
===================================================================================================================================

DRAFT                                -33-

--------------------------------------------------------------------------------


                                   EXHIBITS


--------------------------------------------------------------------------------

DRAFT                                -34-

--------------------------------------------------------------------------------


                                   EXHIBIT A


--------------------------------------------------------------------------------

DRAFT                                -35-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
12/01/1998     11/30/1999    Exxon Corp                     Mobil Corp                        $78,945.8     1,500.0        1.90%
01/18/1999     06/30/1999    Vodafone Group PLC             AirTouch Communications            60,286.9       225.0        0.37%
06/24/1998     03/09/1999    AT&T Corp                      Tele-Communications Inc            53,592.5     1,750.0        3.27%
08/11/1998     12/31/1998    British Petroleum Co PLC{BP}   Amoco Corp                         48,174.1       950.0        1.97%
06/19/1998     12/21/1998    Berkshire Hathaway Inc         General Re Corp                    22,337.9       400.0        1.79%
01/13/1999     06/24/1999    Lucent Technologies Inc        Ascend Communications Inc          21,423.0       525.0        2.45%
08/20/1998     01/01/1999    American International Group   SunAmerica Inc                     18,117.0       500.0        2.76%
06/07/1999     12/02/1999    AlliedSignal Inc               Honeywell Inc                      15,601.2       350.0        2.24%
03/17/1998     10/01/1998    Washington Mutual, Seattle,WA  HF Ahmanson & Co, Irwindale, CA    14,725.0        85.0        0.58%
10/18/1998     01/12/1999    McKesson Corp                  HBO & Co                           14,319.7       200.0        1.40%
03/11/1998     07/16/1998    USA Waste Services Inc         Waste Management Inc               13,313.6       183.0        1.37%
10/19/1998     05/27/1999    Kroger Co                      Fred Meyer Inc                     12,890.4        55.0        0.43%
12/07/1998     11/30/1999    Scottish Power PLC             PacifiCorp                         12,599.6        10.0        0.08%
08/03/1998     06/24/1999    Albertson's Inc                American Stores Co                 11,864.6       177.0        1.49%
09/15/1999     01/05/2000    Motorola Inc                   General Instrument Corp            10,935.5       300.0        2.74%
02/18/1999     07/21/1999    Aegon NV                       TransAmerica Corp                  10,790.7       300.0        2.78%
11/23/1998     04/05/1999    Tyco International Ltd         AMP Inc                            10,735.6       300.0        2.79%
06/15/1998     08/31/1998    Nortel Networks Corp           Bay Networks Inc                    9,268.6       275.0        2.97%
01/26/1998     06/11/1998    Compaq Computer Corp           Digital Equipment Corp              9,123.7       240.0        2.63%
03/05/1999     08/02/1999    Allied Waste Industries Inc    Browning-Ferris Industries Inc      9,053.7       225.0        2.49%
05/27/1999     12/07/1999    Infinity Broadcasting Corp     Outdoor Systems Inc                 8,466.7       300.0        3.54%
02/26/1998     09/30/1998    Halliburton Co                 Dresser Industries Inc              7,783.2       175.0        2.25%
11/24/1998     04/30/1999    International Paper Co         Union Camp Corp                     7,472.2       150.0        2.01%
10/07/1998     05/04/1999    Clear Channel Communications   Jacor Communications Inc            6,603.1       115.0        1.74%
02/22/1999     01/28/2000    Dominion Resources Inc         Consolidated Natural Gas Co         6,482.1       200.0        3.09%
06/15/1998     11/10/1998    Teleglobe Inc                  Excel Communications Inc            6,407.2       120.0        1.87%
10/21/1998     03/24/1999    Newell Rubbermaid Inc          Rubbermaid Inc                      6,329.6       140.0        2.21%
05/31/1999     10/01/1999    AmSouth Bancorp, Alabama       First American Corp, Tennessee      6,328.2       225.0        3.56%
03/22/1999     04/30/1999    Vivendi SA                     United States Filter Corp           6,317.8       220.0        3.48%

DRAFT                                 -1-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
05/17/1999     11/12/1999    New Holland(New Holland Hldg)  Case Corp                           6,236.3        20.0        0.32%
03/15/1999     10/25/1999    El Paso Energy Corp            Sonat Inc                           5,962.7       150.0        2.52%
01/19/1999     05/28/1999    At Home Corp                   Excite Inc                          5,949.8       200.0        3.36%
01/05/1998     10/26/1998    SBC Communications Inc         Southern New England Telecomm       5,828.3       125.0        2.14%
06/18/1998     07/28/1998    Lyondell Petrochemical(ARCO)   ARCO Chemical Co(ARCO)              5,645.7       140.0        2.48%
05/17/1999     07/30/1999    General Dynamics Corp          Gulfstream Aerospace Corp           5,419.7       150.0        2.77%
10/09/1998     02/03/1999    Cardinal Health Inc            Allegiance Corp                     5,356.0       155.0        2.89%
02/01/1999     06/21/1999    Rohm and Haas Co               Morton International Inc            5,075.7       140.0        2.76%
07/21/1999     10/06/1999    Johnson & Johnson              Centocor Inc                        4,325.2       125.0        2.89%
11/23/1998     06/30/1999    UNUM Corp                      Provident Cos                       4,866.5       150.0        3.08%
06/03/1999     06/16/1999    Roche Holding AG               Genentech Inc                       4,818.4        60.0        1.25%
04/01/1999     07/20/1999    Yahoo! Inc                     Broadcast.Com Inc                   4,732.7       135.0        2.85%
06/04/1998     09/08/1998    Alcatel Alsthom CGE            DSC Communications Corp             4,685.3       120.0        2.56%
01/27/1999     05/28/1999    Yahoo! Inc                     GeoCities                           4,659.9       100.0        2.15%
02/22/1999     06/11/1999    United Technologies Corp       Sundstrand Corp                     4,408.3       160.0        3.63%
03/09/1998     06/05/1998    Qwest Communications Corp      LCI International Inc               4,401.4       133.0        3.02%
04/26/1999     06/30/1999    GEC PLC                        FORE Systems Inc                    4,189.7       135.0        3.22%
05/04/1998     07/09/1998    Dana Corp                      Echlin Inc                          4,124.8        87.5        2.12%
06/25/1999     11/10/1999    Suez Lyonnaise des Eaux SA     Nalco Chemical Co                   4,062.7       125.0        3.08%
05/12/1999     08/12/1999    Cox Communications Inc         TCA Cable TV Inc                    3,986.3        92.5        2.32%
08/12/1998     03/12/1999    CalEnergy Co Inc               MidAmerican Energy Holdings Co      3,975.1        35.0        0.88%
01/19/1998     04/24/1998    St Paul Cos Inc                USF&G Corp                          3,782.2        70.0        1.85%
09/07/1999     12/01/1999    Hilton Hotels Corp             Promus Hotel Corp                   3,642.7        75.0        2.06%
09/09/1999     11/23/1999    Illinois Tool Works Inc        Premark International Inc           3,619.6        75.0        2.07%
11/02/1998     01/27/1999    Medtronic Inc                  Sofamor Danek Group Inc             3,603.2       105.0        2.91%
12/11/1998     05/13/1999    Mattel Inc                     Learning Co Inc                     3,532.4        35.0        0.99%
05/19/1999     08/25/1999    Tyco International Ltd         Raychem Corp                        3,527.6       100.0        2.83%
05/25/1998     10/01/1998    Tyco International Ltd         US Surgical Corp                    3,394.2       125.0        3.68%
06/19/1998     08/31/1998    Schlumberger Technology Corp   Camco International Inc             3,376.3        90.0        2.67%

DRAFT                                 -2-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
07/03/1998     09/18/1998    Proffitt's Inc                 Saks Holdings                       3,282.3        80.0        2.44%
07/12/1999     12/31/1999    Transocean Offshore Inc        Sedco Forex Offshore                3,160.0       100.0        3.16%
10/15/1998     02/26/1999    Kerr-McGee Corp                Oryx Energy Co                      3,140.9        60.0        1.91%
07/30/1998     10/15/1998    Hercules Inc                   BetzDearborn Inc                    3,090.3        76.0        2.46%
05/18/1998     08/26/1998    Office Depot Inc               Viking Office Products Inc          3,082.2        30.0        0.97%
05/18/1998     08/19/1998    Dillard's Inc                  Mercantile Stores Co Inc            2,943.1        88.3        3.00%
02/10/1998     06/04/1998    Canadian National Railway Co   Illinois Central Corp               2,931.0        72.0        2.46%
07/12/1999     10/08/1999    Quebecor Printing Inc          World Color Press Inc               2,913.1        10.6        0.36%
01/05/1998     07/17/1998    Meditrust Acquisition Co       La Quinta Inns Inc                  2,907.5        75.0        2.58%
03/08/1999     08/18/1999    Fortis AG                      American Bankers Ins Group Inc      2,823.5        85.0        3.01%
08/16/1999     10/27/1999    Verenigd Bezit VNU{VNU}        Nielsen Media Research Inc          2,787.7        70.0        2.51%
11/04/1999     02/04/2000    JDS Uniphase Corp              Optical Coating Laboratory Inc      2,765.6        85.0        3.07%
05/19/1998     10/28/1998    Koninklijke Ahold NV           Giant Food Inc                      2,633.5        10.0        0.38%
04/01/1999     11/15/1999    CBS Corp                       King World Productions Inc          2,590.2        90.0        3.47%
05/18/1998     08/07/1998    Cardinal Health Inc            RP Scherer Corp                     2,541.6        75.0        2.95%
06/10/1998     09/25/1998    Health Care and Retirement     Manor Care Inc                      2,474.4       100.0        4.04%
05/20/1999     08/17/1999    Devon Energy Corp              PennzEnergy Co                      2,415.9        22.0        0.91%
07/20/1998     10/06/1998    SPX Corp                       General Signal Corp                 2,318.7        60.0        2.59%
03/04/1999     08/10/1999    Intel Corp                     Level One Communications Inc        2,272.7         3.0        0.13%
07/13/1999     09/16/1999    Buhrmann NV                    Corporate Express Inc               2,266.9        40.0        1.76%
05/11/1998     11/18/1998    Jefferson Smurfit Corp         Stone Container Corp                2,229.6        60.0        2.69%
01/26/1999     05/17/1999    Warner-Lambert Co              Agouron Pharmaceuticals Inc         2,196.2        60.0        2.73%
10/19/1998     01/29/1999    Clorox Co                      First Brands Corp                   2,027.2        52.0        2.57%
08/20/1999     12/02/1999    Phelps Dodge Corp              Cyprus Amax Minerals Co             1,990.5        45.0        2.26%
07/08/1998     10/20/1998    Equity Residential Pptys Trust Merry Land & Investment Co Inc      1,986.4        45.0        2.27%
06/01/1999     09/01/1999    Crompton & Knowles Corp        Witco Corp                          1,957.9        30.0        1.53%
06/01/1999     01/13/2000    E*Trade Group Inc              TeleBanc Financial Corp,VA          1,940.5        54.0        2.78%
09/13/1999     12/01/1999    Solectron Corporation          Smart Modular Technologies Inc      1,937.6        60.0        3.10%
02/20/1998     05/29/1998    Capstar Broadcasting Partners  SFX Broadcasting Inc                1,927.3        50.0        2.59%

DRAFT                                 -3-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
11/23/1998     07/12/1999    BF Goodrich Co                 Coltec Industries Inc               1,906.8        45.0        2.36%
08/27/1998     10/13/1998    Framatome Connectors Intl      Berg Electronics Corp               1,877.0        65.0        3.46%
10/13/1998     11/20/1998    Safeway Inc                    Dominick's Supermarkets Inc         1,854.5         3.6        0.19%
03/09/1998     06/03/1998    Bay Apartment Communites Inc   Avalon Properties Inc               1,847.4        10.0        0.54%
06/14/1999     07/26/1999    Stagecoach Holdings PLC        Coach USA Inc                       1,835.6        35.0        1.91%
03/02/1999     04/30/1999    Alcatel SA                     XYLAN Corp                          1,822.5        54.0        2.96%
07/27/1998     11/30/1998    Swiss Reinsurance Co           Life Re Corp                        1,794.7        60.0        3.34%
09/30/1999     01/14/2000    CMGI Inc                       FlyCast Communications              1,785.6        20.0        1.12%
07/23/1999     09/14/1999    Safeway Inc                    Randall's Food Markets Inc          1,774.5        45.0        2.54%
12/15/1998     03/30/1999    Quintiles Transnational Corp   Envoy Corp                          1,772.6        50.0        2.82%
09/28/1999     01/24/2000    Alcatel SA                     Genesys Telecommun Labs             1,771.7        45.0        2.54%
05/28/1998     09/14/1998    Cable & Wireless PLC           MCI Communications Corp-Whl         1,750.0        25.0        1.43%
11/14/1999     01/28/2000    Corning Inc                    Oak Industries Inc                  1,732.3        50.0        2.89%
04/03/1998     10/01/1998    Astoria Finl,Lake Success,NY   Long Island Bancorp,NY              1,731.9        60.0        3.46%
05/14/1998     09/25/1998    Excel Realty Trust Inc         New Plan Realty Trust               1,715.3        32.5        1.89%
10/14/1999     11/20/1999    Intel Corp                     DSP Communications Inc              1,708.7        45.0        2.63%
12/14/1998     05/20/1999    Hughes Electronics Corp        US Satellite Broadcasting Inc       1,693.0        50.0        2.95%
12/13/1998     03/24/1999    Kensington Acquisition Sub Inc Cellular Communications Intl        1,687.9        43.0        2.55%
04/02/1998     06/30/1998    Security Capital Pacific Trust Security Capital Atlantic Inc       1,681.4        25.0        1.49%
03/01/1999     07/06/1999    Duke Realty Investments Inc    Weeks Corp                          1,674.7        50.0        2.99%
02/01/1999     04/09/1999    Eaton Corp                     Aeroquip-Vickers Inc                1,633.9        57.5        3.52%
06/16/1999     11/04/1999    Starwood Financial Trust       TriNet Corporate Realty Trust       1,629.2        50.0        3.07%
06/28/1999     07/30/1999    Atlas Copco North America Inc  Rental Service Corp                 1,614.6        20.0        1.24%
10/05/1998     05/03/1999    AT&T Corp                      Vanguard Cellular Systems Inc       1,563.4        52.5        3.36%
03/02/1999     06/15/1999    Jones Apparel Group Inc        Nine West Group Inc                 1,546.3        35.0        2.26%
02/11/1999     03/22/1999    Federated Department Stores    Fingerhut Cos Inc                   1,544.1        40.0        2.59%
06/09/1999     08/31/1999    SuperValu Inc                  Richfood Holdings Inc               1,528.3        27.0        1.77%
07/02/1998     01/08/1999    Investor Group                 Centennial Cellular Corp            1,509.7        40.0        2.65%
05/04/1999     06/24/1999    Getronics NV                   Wang Laboratories Inc               1,490.2        65.0        4.36%

DRAFT                                 -4-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
02/09/1998     06/15/1998    United States Filter Corp      Culligan Water Technologies         1,474.3        47.0        3.19%
01/20/1998     05/27/1998    Investor Group                 Regal Cinemas Inc                   1,462.7        28.0        1.91%
11/17/1998     03/30/1999    Prologis Trust                 Meridian Industrial Trust Inc       1,456.8        40.0        2.75%
05/17/1999     07/23/1999    Synetic Inc                    Medical Manager Corp                1,411.3         5.0        0.35%
08/09/1999     10/12/1999    EMC Corp                       Data General Corp                   1,410.4        44.6        3.16%
12/18/1998     07/02/1999    ALLTEL Corp                    Aliant Communications Inc           1,397.3        30.0        2.15%
07/12/1999     11/16/1999    Royal & Sun Alliance Insurance Orion Capital Corp                  1,390.6        45.0        3.24%
05/21/1999     09/30/1999    AK Steel Holding Corp          Armco Inc                           1,390.3        30.0        2.16%
01/11/1999     04/26/1999    Bergen Brunswig Corp           PharMerica Inc                      1,385.0        38.0        2.74%
09/15/1999     01/07/2000    Microsoft Corp                 Visio Corp                          1,374.9        30.0        2.18%
09/28/1999     12/10/1999    Chase Manhattan Corp,NY        Hambrecht & Quist Group Inc         1,368.0        57.5        4.20%
07/19/1999     01/06/2000    AirTouch Cellular              CommNet Cellular Inc                1,349.8        35.0        2.59%
11/20/1998     10/19/1999    AES Corp                       CILCORP Inc                         1,332.7        26.6        1.99%
04/21/1998     06/24/1998    GEC PLC                        Tracor Inc                          1,323.5        40.0        3.02%
08/17/1998     12/31/1998    Waste Management Inc           Eastern Environmental Services      1,276.2        35.0        2.74%
03/16/1998     08/03/1998    CapStar Hotel Co               American General Hospitality        1,211.8        35.0        2.89%
02/16/1999     06/18/1999    XL Capital Ltd                 NAC Re Corp                         1,183.0        38.0        3.21%
10/21/1999     02/01/2000    Iron Mountain Inc              Pierce Leahy Corp                   1,174.4        35.0        2.98%
03/03/1999     07/07/1999    Welsh Carson Anderson & Stowe  Concentra Managed Care Inc          1,164.3        25.0        2.15%
06/02/1999     08/09/1999    United Pan-Europe Comm NV      @Entertainment Inc                  1,154.6        32.0        2.77%
07/12/1999     08/13/1999    Accor SA                       Red Roof Inns Inc                   1,128.1        30.0        2.66%
06/12/1998     07/21/1998    Armstrong World Industries Inc Triangle Pacific Corp               1,124.3        28.0        2.49%
04/14/1999     10/17/1999    Aptco LLC                      Berkshire Realty Co Inc             1,122.8        25.0        2.23%
09/28/1998     12/10/1998    HBO & Co                       Access Health Inc                   1,118.3        25.0        2.24%
11/25/1998     03/30/1999    Seagull Energy Corp            Ocean Energy Inc                    1,094.2        30.0        2.74%
09/23/1998     03/01/1999    Regency Realty Corporation     Pacific Retail Trust                1,070.0        20.0        1.87%
08/10/1998     10/15/1998    Allied Waste Industries Inc    American Disposal Services Inc      1,066.6        32.0        3.00%
06/16/1998     09/30/1998    United Rentals Inc             US Rentals Inc                      1,046.3        30.0        2.87%
02/08/1999     07/20/1999    Chubb Corp                     Executive Risk Inc                  1,044.9        34.0        3.25%

DRAFT                                 -5-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                         Transaction  Termination  Transaction
 Announced      Effective             Acquiror Name                     Target Name               Value         Fee           Value
----------     ----------    ---------------------------    ---------------------------------  -----------  -----------  ----------
06/14/1999     11/26/1999    DoubleClick Inc                  Abacus Direct Corp                  1,006.0        30.0        2.98%
11/02/1998     03/30/1999    BMC Software Inc                 Boole & Babbage Inc                 1,000.1        30.0        3.00%
07/26/1999     12/23/1999    Shire Pharmaceuticals Group      Roberts Pharmaceutical Corp           998.8        30.0        3.00%
08/03/1998     10/20/1998    Ascend Communications Inc        Stratus Computer Inc                  969.7        36.8        3.79%
02/09/1998     03/31/1998    CVS Corp                         Arbor Drugs Inc                       966.7        60.0        6.21%
05/17/1999     10/01/1999    Charter One Finl,Cleveland,OH    St. Paul Bancorp, Chicago,IL          954.6        45.0        4.71%
06/28/1999     12/07/1999    Investor Group                   Big Flower Holdings Inc               945.4        30.0        3.17%
06/02/1999     09/23/1999    Westwood One Inc                 Metro Networks Inc                    926.1        30.0        3.24%
06/14/1999     11/11/1999    Vivendi SA                       Superior Services Inc                 897.7        26.0        2.90%
09/18/1998     11/20/1998    GE Medical Systems               Marquette Medical Systems Inc         897.3        35.0        3.90%
11/16/1998     01/06/1999    Vulcan Materials Co              CalMat Co                             886.6        20.0        2.26%
10/09/1998     02/17/1999    InaCom Corp                      Vanstar Corp                          886.2        18.0        2.03%
11/17/1999     02/08/2000    Kimberly-Clark Corp              Safeskin Corp                         882.1        15.0        1.70%
09/02/1998     12/21/1998    DST Systems Inc                  USCS International Inc                877.8        25.0        2.85%
01/14/1998     06/19/1998    Kimco Realty Corp                Price REIT Inc                        870.6        12.5        1.44%
05/03/1999     08/24/1999    Investor Group                   Cellular Commun of Puerto Rico        867.8        20.0        2.30%
05/26/1999     12/30/1999    ACE Ltd                          Capital Re Corp                       858.7        25.0        2.91%
05/10/1999     07/06/1999    Georgia-Pacific Corp             Unisource Worldwide Inc               849.2        25.0        2.94%
08/03/1998     09/02/1998    AEI Resources Inc                Zeigler Coal Holding Co               848.3        18.0        2.12%
12/03/1998     04/13/1999    Fairfax Financial Holdings Ltd   TIG Holdings Inc                      846.8        25.5        3.01%
05/26/1998     08/24/1998    Arbor Software Corp              Hyperion Software Corp                837.3        20.0        2.39%
06/29/1998     12/31/1998    Hilton Hotels Corp               Grand Casinos Inc                     832.4        30.0        3.60%
05/17/1999     01/13/2000    Precision Castparts Corp         Wyman-Gordon Co                       828.8        25.0        3.02%
06/15/1998     11/30/1998    Charter One Finl,Cleveland,OH    ALBANK Financial Corp,NY              827.8        40.0        4.83%
10/25/1999     12/29/1999    Digital Island Inc               Sandpiper Networks Inc                826.7         5.0        0.60%
04/29/1998     08/14/1998    Elan Corp PLC                    Neurex Corp                           824.5        24.0        2.91%
08/10/1998     01/04/1999    Harrah's Entertainment Inc       Rio Hotel & Casino Inc                821.9        27.5        3.35%
06/01/1999     07/13/1999    Intel Corp                       Dialogic Corp                         817.3        25.0        3.06%
08/27/1999     11/05/1999    Medtronic Inc                    Xomed Surgical Products Inc           815.6        24.1        2.95%

DRAFT                                 -6-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
03/17/1998     10/02/1998    Apartment Investment & Mgmt Co Insignia Properties Trust             810.0        24.0        2.96%
07/12/1999     09/24/1999    IBM Corp                       Sequent Computer Systems Inc          808.9        25.0        3.09%
07/27/1999     10/27/1999    Cooper Tire & Rubber Co        Standard Products Co                  821.3        23.0        2.80%
05/11/1998     07/10/1999    Consolidated Edison Inc        Orange & Rockland Utilities           791.8        25.0        3.16%
02/17/1998     06/11/1998    US Industries Inc              Zurn Industries Inc                   790.8        10.0        1.26%
01/21/1998     05/22/1998    DLJ Merchant Bkg Partners II   Thermadyne Holdings Corp              790.0        16.7        2.12%
12/18/1998     03/01/1999    Borg-Warner Automotive Inc     Kuhlman Corp                          789.9        15.0        1.90%
07/29/1998     10/02/1998    Koninklijke Philips Electronic ATL Ultrasound Inc                    786.4        23.7        3.01%
12/23/1998     09/23/1999    Kimberly-Clark Corp            Ballard Medical Products              781.8        15.0        1.92%
06/28/1999     10/21/1999    Avnet Inc                      Marshall Industries                   769.3        30.0        3.90%
02/16/1999     05/07/1999    Evercore Capital Partners LP   American Media Inc                    765.7         4.6        0.60%
05/11/1999     09/03/1999    UtiliCorp United Inc           Empire District Electric Co           763.9        15.0        1.96%
04/30/1999     07/22/1999    Ceridian Corp                  ABR Information Services Inc          745.1        29.4        3.95%
08/06/1998     01/19/1999    Service Corp International     Equity Corp International             738.3        20.0        2.71%
02/16/1999     05/11/1999    Delta Air Lines Inc            ASA Holdings Inc                      718.0         5.0        0.70%
08/27/1999     12/08/1999    Viatel Inc                     Destia Communications Inc             713.3        30.0        4.21%
07/06/1999     08/20/1999    Berisford PLC                  Scotsman Industries Inc               710.3        15.6        2.20%
05/06/1998     07/22/1998    HealthSouth Corp               National Surgery Centers Inc          703.1        15.0        2.13%
04/27/1998     07/09/1998    Danaher Corp                   Fluke Corp                            699.2        17.0        2.43%
12/14/1998     06/15/1999    American Oncology Resources    Physician Reliance Network Inc        697.6        20.0        2.87%
01/13/1999     05/05/1999    Santa Fe Energy Resources      Snyder Oil Corp                       685.7        25.0        3.65%
04/27/1998     08/30/1998    Genesis Health Ventures Inc    Vitalink Pharmacy Services Inc        678.4        20.0        2.95%
02/16/1998     08/04/1998    Tellabs Inc                    Coherent Communications Sys           664.3        12.0        1.81%
08/23/1999     11/23/1999    PSINet Inc                     Transaction Network Services          660.9        15.0        2.27%
12/09/1998     05/24/1999    Investor Group                 Tower Realty Trust Inc                645.5        15.0        2.32%
11/23/1998     06/09/1999    CMAC Investment Corp           Amerin Corp                           634.5        22.0        3.47%
06/15/1999     08/31/1999    Pharmacia & Upjohn Inc         SUGEN Inc                             634.1        17.0        2.68%
04/28/1999     06/17/1999    TI Group PLC                   Walbro Corp                           630.3        11.0        1.75%
01/23/1998     04/13/1998    WHX Corp                       Handy & Harman                        625.1         8.0        1.28%

DRAFT                                 -7-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
04/13/1998     07/31/1998    Paragon Health Network Inc     Mariner Health Group Inc              622.3        12.0        1.93%
04/23/1999     02/08/2000    Energy East Corp               Connecticut Energy                    621.7         5.0        0.80%
09/20/1999     11/22/1999    Cie de Saint-Gobain SA         Furon Co Inc                          616.0        15.0        2.44%
08/10/1999     11/02/1999    Razorfish Inc                  International Integration Inc         611.0        23.5        3.85%
10/10/1999     12/16/1999    Warnaco Group Inc              Authentic Fitness Corp                605.3        10.0        1.65%
10/16/1998     03/16/1999    Laidlaw Inc                    Greyhound Lines Inc                   604.2        30.0        4.97%
04/16/1999     09/01/1999    MCI WorldCom                   CAI Wireless Systems Inc              603.4        18.0        2.98%
05/05/1999     06/24/1999    URS Corp                       Dames & Moore Group                   596.4        15.0        2.52%
06/01/1999     01/07/2000    Kelda Group PLC                Aquarion Co                           582.6        20.0        3.43%
10/05/1998     03/17/1999    ALZA Corp                      SEQUUS Pharmaceuticals Inc            577.4        25.0        4.33%
06/12/1998     10/26/1998    KeyCorp, Cleveland,Ohio        McDonald & Co Investments Inc         577.4         5.0        0.87%
10/14/1999     12/22/1999    Millennium Pharmaceuticals Inc LeukoSite Inc                         577.3        25.6        4.43%
12/02/1998     06/08/1999    Irvine Co                      Irvine Apartment Communities          569.3        19.3        3.38%
07/26/1999     09/02/1999    Autogrill(Edizione Holding)    Host Marriott Services                547.3        20.0        3.65%
08/23/1999     10/20/1999    Sun Microsystems Inc           Forte Software Inc                    545.1        21.0        3.85%
12/07/1998     02/11/1999    GKN PLC                        Interlake Corp                        540.4        10.0        1.85%
04/05/1999     07/22/1999    Welsh Carson Anderson & Stowe  BancTec Inc                           535.5        12.0        2.24%
08/13/1998     12/31/1998    Stone Rivet Inc                Envirotest Systems Corp               535.3        12.5        2.34%
06/17/1998     09/24/1998    Micro Focus Group PLC          Intersolv Inc                         532.0        20.0        3.76%
06/29/1998     09/30/1998    Medtronic Inc                  Physio-Control International          529.1        15.0        2.84%
01/14/1998     05/29/1998    Bruckmann Rosser Sherrill & Co MEDIQ Inc                             526.0        16.5        3.14%
05/06/1999     08/02/1999    Litton Industries Inc          Avondale Industries Inc               523.8        15.0        2.86%
08/05/1998     02/05/1999    Public Storage Inc             Storage Trust Realty                  518.3        12.0        2.32%
03/25/1999     07/02/1999    Interim Services Inc           Norrell Corp                          517.3        10.0        1.93%
05/07/1999     07/30/1999    McDermott International Inc    J Ray McDermott SA                    514.5        10.0        1.94%
02/03/1999     07/07/1999    Investor Group                 St John Knits Inc                     513.8        14.0        2.72%
05/27/1998     09/17/1998    Acxiom Corp                    May & Speh Inc                        502.5        20.0        3.98%
08/09/1999     11/29/1999    GE Medical Systems             OEC Medical Systems Inc               500.0        25.0        5.00%
11/24/1998     03/01/1999    JC Penney Co                   Genovese Drug Stores                  497.5        15.0        3.02%

DRAFT                                 -8-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
06/24/1999     08/31/1999    Carrier Corp(United Tech Corp) International Comfort Products        495.2        15.0        3.03%
09/27/1999     11/19/1999    Westinghouse Air Brake Co      MotivePower Industries Inc            493.0        15.0        3.04%
07/28/1999     01/14/2000    BB&T Corp, Winston-Salem, NC   Premier BancShares, Atlanta, GA       491.9        10.0        2.03%
10/19/1998     08/31/1999    Eastern Enterprises            Colonial Gas Co                       491.7        15.0        3.05%
10/21/1999     02/15/2000    Wind River Systems Inc         Integrated Systems Inc                491.2        16.0        3.26%
01/19/1999     03/23/1999    Dura Automotive Systems Inc    Excel Industries Inc                  482.1        12.5        2.59%
02/17/1998     05/27/1998    Applied Graphics Technologies  Devon Group Inc                       474.4        13.0        2.74%
06/22/1999     12/15/1999    Newbridge Networks Corp        Stanford Telecommunications           469.1        25.0        5.33%
06/29/1998     03/11/1999    Philadelphia Suburban Corp     Consumers Water Co                    460.5         1.3        0.27%
07/13/1999     10/28/1999    Excite At Home                 iMall Inc                             460.3         2.5        0.54%
02/02/1998     04/20/1998    Romac International Inc        Source Services Corp                  454.4         1.5        0.33%
06/24/1999     08/30/1999    CompuWare Corp                 Data Processing Resources Corp        452.1        15.0        3.32%
08/10/1998     12/07/1998    R&B Falcon Corp                Cliffs Drilling Co                    452.1        15.0        3.32%
12/18/1998     01/26/1999    Rohm and Haas Co               LeaRonal Inc                          449.2        11.0        2.45%
04/27/1999     09/23/1999    Sprint Corp                    American Telecasting                  448.5        11.0        2.45%
11/22/1999     02/10/2000    Digital Insight Corp           nFront Inc                            439.9        13.2        3.00%
04/15/1998     12/31/1998    Pennzoil Co                    Quaker State Corp                     439.1        20.0        4.55%
06/02/1999     08/31/1999    Texas Instruments Inc          Telogy Networks Inc                   437.2        22.5        5.15%
06/21/1999     07/29/1999    National Service Industries    Holophane                             434.7        20.0        4.60%
05/13/1999     06/24/1999    Emerson Electric Co            Daniel Industries Inc                 429.2        15.0        3.49%
05/25/1999     08/17/1999    Kelso & Co                     Unilab Corp(Corning Inc)              429.0        10.0        2.33%
01/30/1998     02/03/1999    Colony Capital Inc             Harveys Casino Resorts                427.9        10.0        2.34%
10/11/1999     12/31/1999    PeopleSoft Inc                 Vantive Corp                          425.6        12.0        2.82%
02/08/1999     03/24/1999    Computer Associates Intl Inc   Computer Management Sciences          425.1        20.0        4.70%
09/20/1999     12/30/1999    Jefferson-Pilot Corp           Guarantee Life Companies Inc          424.6         9.0        2.12%
06/22/1998     08/31/1998    Learning Co Inc                Broderbund Software Inc               424.3        22.5        5.30%
09/20/1999     01/12/2000    CMGI Inc                       AdForce Inc                           419.0        15.0        3.58%
09/22/1999     11/23/1999    MedImmune Inc                  US Bioscience Inc                     418.9        15.0        3.58%
07/07/1998     09/21/1998    Investor Group                 Republic Engineered Steels            417.8         4.3        1.02%

DRAFT                                 -9-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
02/22/1999     07/22/1999    Union Planters Corp,Memphis,TN Republic Banking Corp,Miami,FL        409.5        11.0        2.69%
04/27/1999     06/09/1999    Eastman Chemical Co            Lawter International Inc              408.6        14.0        3.43%
03/26/1999     06/30/1999    Fremont Partners               Juno Lighting Inc                     404.9        12.0        2.96%
09/20/1999     11/16/1999    Computer Sciences Corp         Nichols Research Corp                 400.9        16.5        4.12%
08/13/1999     09/22/1999    Hochtief AG(RWE AG)            Turner Corp                           394.8        10.0        2.53%
04/21/1999     11/11/1999    Healtheon Corp                 MedE America Inc                      390.5        15.0        3.84%
12/27/1998     04/20/1999    Fairchild Corp                 Kaynar Technologies Inc               388.7         6.5        1.67%
02/01/1999     05/21/1999    America Online Inc             AOL MovieFone Inc                     384.6        12.0        3.12%
02/19/1999     03/31/1999    Securitas AB                   Pinkerton's Inc                       383.0         7.5        1.96%
01/13/1999     12/10/1999    Casella Waste Systems Inc      KTI Inc                               381.7         3.0        0.79%
02/11/1998     05/20/1998    Wolters Kluwer NV              Waverly Inc                           379.4        10.0        2.64%
03/02/1998     08/17/1998    El Paso Natural Gas Co         DeepTech International                375.4        20.0        5.33%
05/19/1999     10/01/1999    Washington Mutual,Seattle,WA   Long Beach Financial Corp             374.8        15.0        4.00%
05/10/1999     07/30/1999    ShopKo Stores Inc              Pamida Holdings Corp                  372.3         5.0        1.34%
01/11/1999     03/24/1999    Cintas Corp                    Unitog Co                             370.8        11.0        2.96%
10/25/1999     01/19/2000    Bamboo.com Inc                 Interactive Pictures Corp             368.5        16.0        4.34%
06/08/1999     07/31/1999    Meggitt PLC                    Whittaker Corp                        357.3         6.5        1.82%
05/17/1999     11/11/1999    Security First Technologies    Edify Corp                            353.5         1.0        0.28%
11/11/1998     07/15/1999    Carolina Power & Light Co      North Carolina Natural Gas            352.5        10.0        2.84%
03/11/1999     11/01/1999    Bay View Capital,San Mateo,CA  Franchise Mortgage Acceptance         352.4         8.0        2.27%
04/29/1999     08/10/1999    Pentair Inc                    Essef Corp                            352.1         9.4        2.66%
06/29/1998     09/22/1998    Key Energy Group Inc           Dawson Production Services Inc        350.9        10.0        2.85%
01/07/1999     03/22/1999    Finova Group Inc               Sirrom Capital Corp                   348.2        13.8        3.96%
02/19/1998     10/15/1998    Hollywood Park Inc             Casino Magic Corp                     344.8         3.5        1.02%
03/05/1998     05/20/1998    Xerox Corp                     Intelligent Electronics Inc           342.4         9.8        2.87%
09/22/1999     02/11/2000    Chemdex Corp                   Promedix.com                          334.5        10.0        2.99%
01/11/1999     11/24/1999    Nabors Industries Inc          Pool Energy Services Co               332.8        15.0        4.51%
08/06/1998     04/16/1999    Safeway Inc                    Carr-Gottstein Foods Co               331.9         4.0        1.21%
01/14/1998     06/01/1998    Suiza Foods Corp               Continental Can Co Inc                330.5         7.0        2.12%

DRAFT                                -10-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
02/23/1998     04/28/1998    Network Associates Inc         Trusted Information Systems           322.1         9.0        2.79%
11/16/1998     02/26/1999    American Tower Corp            Omniamerica Inc                       321.4        12.0        3.73%
10/26/1999     01/31/2000    Fox Paine & Co LLC             Watkins-Johnson Co                    319.0        13.3        4.15%
08/30/1999     11/15/1999    Guidant Corp                   CardioThoracic Systems Inc            315.9         9.0        2.85%
10/25/1998     01/18/1999    Watson Pharmaceuticals Inc     TheraTech Inc                         312.7         5.0        1.60%
10/14/1999     02/04/2000    RailAmerica Inc                RailTex Inc                           308.4         8.0        2.59%
10/01/1999     11/29/1999    Kellogg Co                     Worthington Foods Inc                 307.5        12.5        4.07%
06/24/1999     12/01/1999    Kelso & Co                     Citation Corp                         307.4         8.2        2.66%
02/02/1998     03/27/1998    BMC Software Inc               BGS Systems Inc                       306.9         9.0        2.93%
08/05/1999     09/19/1999    Corning Consumer Products Co   Ekco Group Inc                        304.6         6.0        1.97%
05/18/1999     10/05/1999    Metromedia International Group PLD Telekom Inc                       304.2         6.3        2.05%
05/19/1998     09/28/1998    Quantum Corp                   ATL Products Inc(Odetics)             304.0         6.0        1.97%
04/30/1999     06/11/1999    Aegis Group PLC                Market Facts Inc                      296.8         9.0        3.03%
12/03/1998     03/11/1999    Automatic Data Processing, Inc Vincam Group Inc                      294.9         8.5        2.88%
10/21/1999     01/20/2000    Critical Path Inc              Isocor                                294.7        11.5        3.90%
09/02/1998     12/10/1998    Rent-Way Inc                   Home Choice Holdings Inc              294.4        10.0        3.40%
02/17/1999     08/02/1999    Summit Bancorp,Princeton,NJ    Prime Bancorp,Philadelphia,PA         294.3         5.0        1.70%
04/06/1998     07/10/1998    Viad Corp                      MoneyGram Payment Systems Inc         294.0        10.0        3.40%
12/09/1998     05/25/1999    Cadence Design Systems Inc     Quickturn Design Systems Inc          293.3        10.6        3.60%
07/20/1998     12/31/1998    Santa Barbara Bancorp,CA       Pacific Capital Bancorp,CA            291.4         7.7        2.63%
06/04/1998     11/03/1998    Avalon Cable of Michigan Inc   Cable Michigan Inc                    291.2        10.0        3.43%
07/09/1998     10/28/1998    Zebra Technologies Corp        Eltron International Inc              287.7        12.0        4.17%
03/23/1999     05/27/1999    ServiceMaster Co               American Residential Services         283.8         3.3        1.15%
04/09/1998     07/27/1998    Complete Business Solutions    Claremont Technology Group Inc        282.5        10.0        3.54%
06/22/1998     12/15/1998    JF Lehman & Co                 Special Devices Inc                   277.8         6.0        2.16%
11/04/1999     12/22/1999    Cementos Portland SA           Giant Cement Holding Inc              277.0        10.0        3.61%
02/19/1998     06/02/1998    First Security Corp,Utah       California State Bank                 276.9         5.0        1.81%
08/26/1999     10/08/1999    Procter & Gamble Co            Recovery Engineering Inc              276.2        11.9        4.30%
02/09/1998     04/16/1998    Fountain View(Heritage)        Summit Care Corp                      275.1         7.0        2.54%

DRAFT                                -11-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
10/08/1998     11/24/1998    Penton Media Inc               Mecklermedia Corp                     273.7        10.0        3.65%
04/08/1998     05/19/1998    Huntsman Packaging Corp        Blessings Corp                        269.7        13.0        4.82%
11/09/1998     03/01/1999    MGM Grand Inc(Tracinda Corp)   Primadonna Resorts Inc                268.4        10.0        3.73%
06/17/1998     09/08/1998    Carlton Communications PLC     Nimbus CD International Inc           264.9         8.0        3.02%
07/27/1999     09/29/1999    IBM Corp                       Mylex Corp                            260.5        10.0        3.84%
06/10/1998     07/31/1998    Wolters Kluwer NV              Plenum Publishing Corp                258.0         7.5        2.91%
06/29/1998     10/14/1998    Dan River Inc                  Bibb Co Inc                           257.9         5.2        2.03%
07/26/1999     11/12/1999    Biovail Corp International     Fuisz Technologies Ltd                257.7         5.0        1.94%
02/11/1998     06/10/1998    Sombrero Acquisition Corp      MTL Inc                               250.1         7.5        3.00%
01/27/1998     03/03/1998    Sage Group PLC                 State of the Art Inc                  245.2         8.0        3.26%
12/15/1998     03/29/1999    Quintiles Transnational Corp   Pharmaceutical Marketing Svcs         244.1         8.0        3.28%
11/20/1998     01/08/1999    Maxxim Medical Inc             Circon Corp                           243.7         8.8        3.61%
06/08/1999     10/18/1999    Sara Lee Corp                  Chock Full O'Nuts Corp                242.5         7.0        2.89%
04/20/1998     09/15/1998    Kapson Senior Quarters Corp    Atria Communities Inc                 238.9        18.2        7.62%
09/06/1999     12/01/1999    Amdocs Ltd                     International Telecommun Data         236.8         6.4        2.71%
03/30/1999     07/26/1999    Cornerstone Realty Income Tr   Apple Residential Income Tr           233.6         7.3        3.10%
06/30/1998     09/30/1998    Liberty Mutual Group           Summit Holding Southeast Inc          233.4        10.0        4.28%
02/24/1998     05/04/1998    Baxter International Inc       Somatogen Inc                         232.9         5.0        2.15%
04/21/1998     08/25/1998    Investor Group                 PCA International Inc                 232.5         6.0        2.58%
03/11/1999     09/01/1999    International Game Technology  Sodak Gaming Inc                      228.4         8.0        3.50%
03/13/1998     07/31/1998    Investor Group                 MedCath Inc                           227.8         6.8        2.97%
09/18/1998     12/10/1998    MedQuist Inc                   MRC Group                             226.8         7.5        3.31%
03/02/1998     07/01/1998    Huhtamaki Oy                   Sealright Co Inc                      226.7         3.8        1.68%
06/10/1998     08/18/1998    Stolt Comex Seaway SA          Ceanic Corp                           222.8         6.6        2.96%
03/09/1999     06/29/1999    Anchor Gaming Inc              Powerhouse Technologies Inc           222.4         9.0        4.05%
08/10/1998     09/21/1998    Amersham Pharmacia Biotech Ltd Molecular Dynamics Inc                222.2         7.0        3.15%
01/19/1999     02/25/1999    Louisiana-Pacific Corp         ABT Building Products Corp            222.0         5.0        2.25%
09/25/1998     12/31/1998    Hasbro Inc                     Galoob Toys Inc                       221.6         6.0        2.71%
01/01/1998     07/31/1998    ConAgra Inc                    GoodMark Foods Inc                    217.8         9.4        4.32%

DRAFT                                -12-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
02/17/1998     04/29/1998    Hadco Corp                     Continental Circuits Corp             216.9         6.0        2.77%
06/24/1999     11/08/1999    AnswerThink Consulting Group   Think New Ideas Inc                   215.3         3.0        1.39%
08/10/1999     09/20/1999    Teva Pharmaceutical USA Inc    Copley Pharmaceutical Inc             214.8        10.0        4.66%
04/17/1998     07/21/1998    Sterling Commerce Inc          Sterling Commerce-Managed Div         214.3         4.4        2.05%
03/16/1998     05/28/1998    PLATINUM Technology Inc        Logic Works Inc                       212.9         1.5        0.70%
03/04/1998     08/01/1998    Global Industrial Technologies AP Green Industries Inc               212.0         8.0        3.77%
09/14/1998     09/14/1998    Qwest Commun Int Inc           Icon CMT Corp                         202.9         7.0        3.45%
05/12/1999     06/21/1999    Dyson-Kissner-Moran Corp       Optek Technology Inc                  202.6         7.0        3.46%
11/15/1999     12/21/1999    Hagemeyer NV                   Vallen Corp                           201.0         7.5        3.73%
10/19/1998     04/07/1999    Nabors Industries Inc          Bayard Drilling Technologies          200.5         7.5        3.74%
02/19/1998     04/21/1998    PLATINUM Technology Inc        Mastering Inc                         198.7         1.0        0.50%
05/13/1999     09/01/1999    Wachovia Corp,Winston-Salem,NC Offitbank Holdings Inc                198.6        10.0        5.04%
04/21/1999     07/23/1999    Real Software NV               TAVA Technologies Inc                 196.5         5.8        2.95%
05/11/1999     06/21/1999    JLG Industries Inc             Gradall Industries Inc                196.2         6.0        3.06%
10/01/1998     04/29/1999    Summit Technology Inc          Autonomous Technologies Corp          195.6         2.6        1.33%
06/07/1999     09/30/1999    Yellow Corp                    Jevic Transportation Inc              194.5         4.8        2.44%
06/04/1998     11/30/1998    World Access Inc               Telco Systems Inc                     194.5         5.5        2.83%
09/29/1998     11/10/1998    Wolter Kluwer US Corp          Ovid Technologies Inc                 193.4         7.0        3.62%
04/09/1998     05/15/1998    Richfood Holdings Inc          Dart Group Corp                       193.3         6.0        3.10%
06/24/1998     10/05/1998    Mylan Laboratories Inc         Penederm Inc                          193.1         9.0        4.66%
06/02/1999     08/30/1999    Geon Co(BF Goodrich Co)        O'Sullivan Corp                       191.8         5.0        2.61%
11/20/1998     04/06/1999    SpeedFam-IPEC Inc              Integrated Process Equipment          188.8         6.0        3.18%
05/10/1999     06/14/1999    GN Great Nordic Ltd            ReSound Corp                          185.4         7.0        3.78%
02/05/1998     07/01/1998    Premier BancShares,Atlanta,GA  Button Gwinnett Financial             184.4         1.0        0.54%
10/19/1998     03/01/1999    Intel Corp                     Shiva Corp                            184.2         5.5        2.96%
10/19/1998     05/14/1999    Sunrise Assisted Living Inc    Karrington Health Inc                 184.1         5.0        2.72%
04/08/1999     05/30/1999    Onex Corp                      American Building Co                  183.8         8.0        4.35%
04/12/1999     09/28/1999    Sprint Corp                    People's Choice TV Corp               183.0        14.0        7.65%
06/22/1999     09/24/1999    S3 Inc                         Diamond Multimedia Systems Inc        183.0         5.0        2.73%

DRAFT                                -13-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
07/17/1998     09/02/1998    DLJ Merchant Banking Inc       DeCrane Aircraft Holdings Inc         181.5         6.9        3.80%
03/06/1998     09/11/1998    Protective Life Corp           United Dental Care Inc                180.4         4.6        2.55%
12/13/1999     02/09/2000    Mail.com Inc                   NetMoves                              179.8         7.0        3.89%
11/13/1998     02/26/1999    American Tower Corp            TeleCom Towers(TeleCom,Cox)           179.7        10.0        5.56%
12/11/1998     02/16/1999    Cracker Barrel Old Country Str Logans Roadhouse Inc                  178.3         5.5        3.08%
07/15/1999     09/01/1999    Sterling Software Inc          Information Advantage Software        177.5         6.5        3.66%
03/24/1998     06/24/1998    Cognizant Corp                 Walsh International Inc               176.8         4.7        2.66%
11/02/1998     12/30/1998    Celestica Inc                  Intl Manufacturing Svcs Inc           173.2         4.0        2.31%
02/15/1999     07/01/1999    JW Childs Equity Partners LP   American Safety Razor Co              173.1         5.5        3.18%
04/27/1999     08/13/1999    InterVoice Inc                 Brite Voice Systems Inc               172.2         5.0        2.89%
09/23/1999     11/04/1999    Textron Financial Corp         Litchfield Financial Corp             171.1         5.5        3.21%
06/09/1999     07/20/1999    Ford Motor Co                  Automobile Protection Corp            169.9         6.3        3.71%
04/29/1999     07/08/1999    AmeriSource Health Corp        CD Smith Healthcare Inc               169.0         8.5        5.03%
11/02/1998     03/18/1999    ServiceMaster Co               LandCARE USA Inc                      167.5         7.6        4.52%
04/20/1999     06/10/1999    LHS Group Inc                  Priority Call Management              166.1         4.5        2.71%
02/17/1998     08/17/1998    HB Acquisition Corp            Bell Sports Corp                      165.7         3.0        1.81%
05/27/1999     09/01/1999    Carlyle Group LP               Empi Inc                              165.3         6.0        3.63%
09/07/1999     12/16/1999    Mediconsult.com Inc            Physicians Online Inc                 163.8         7.5        4.58%
04/23/1998     10/16/1998    Charter One Finl,Cleveland,OH  CS Financial Corp                     162.8         2.5        1.54%
05/07/1999     09/29/1999    Kirtland Capital Partners      Instron Corp                          159.9         5.0        3.13%
03/15/1999     06/17/1999    Vulcan Ventures Inc            Go2Net Inc                            158.5        17.5       11.04%
10/27/1999     01/21/2000    Lennox International Inc       Service Experts Inc                   158.3         5.0        3.16%
06/10/1998     10/30/1998    Family Restaurants Inc         Koo Koo Roo Inc                       158.0         6.0        3.80%
02/17/1998     08/11/1998    Fleetwood Enterprises Inc      HomeUSA Inc                           155.5         6.0        3.86%
07/28/1999     09/07/1999    Caradon PLC(MB Group PLC)      Easco Inc(American Industrial)        154.7         8.0        5.17%
03/31/1998     06/29/1998    Omnicare Inc                   IBAH Inc                              154.3         5.0        3.24%
08/03/1998     10/16/1998    CMS Energy Corp                Continental Natural Gas Inc           154.2         3.0        1.95%
11/12/1998     03/22/1999    Ames Department Stores Inc     Hills Stores Co                       153.4         5.0        3.26%
05/29/1998     08/06/1998    Bradley Real Estate Inc        Mid-America Realty Investments        153.2         2.5        1.63%

DRAFT                                -14-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
06/18/1998     11/23/1998    Summit Bancorp,Princeton,NJ    NSS Bancorp,Norwalk,CT                151.3         3.5        2.31%
03/02/1998     08/03/1998    Unitrode Corp                  Benchmarq Microelectronics Inc        150.6         4.5        3.01%
06/22/1999     09/24/1999    Multex.com Inc                 Market Guide Inc                      149.8         4.5        3.00%
06/22/1998     10/02/1998    Schwinn Holdings Corp          GT Bicycles Inc                       149.6         4.0        2.67%
07/30/1999     10/21/1999    Corning Consumer Products Co   General Housewares Corp               148.6         4.3        2.86%
03/17/1998     05/27/1998    CBT Group PLC                  ForeFront Group Inc                   147.5         5.1        3.44%
11/18/1999     01/31/2000    Tumbleweed Communications Corp Worldtalk Communications Corp         146.7         4.0        2.73%
04/15/1998     05/29/1998    Siebe PLC                      Simulation Sciences Inc               146.5         7.3        4.95%
05/06/1999     06/18/1999    Falcon Products Inc            Shelby Williams Industries Inc        145.2         4.8        3.27%
08/28/1998     01/22/1999    Union Planters Corp,Memphis,TN Ready State Bank of Hialeah           145.0         5.0        3.45%
02/23/1999     03/31/1999    First Technology PLC           Control Devices Inc                   142.4         2.0        1.40%
01/26/1998     05/06/1998    USA Waste Services Inc         TransAmerican Waste Industries        142.3         3.0        2.11%
05/08/1998     06/15/1998    Agrobios(Desc SA de CV)        Authentic Specialty Foods Inc         141.9         3.7        2.61%
11/19/1998     02/22/1999    American Airlines Inc(AMR)     Reno Air Inc                          141.3         3.0        2.12%
12/11/1998     05/13/1999    3Dfx Interactive Inc           STB Systems Inc                       141.0         5.0        3.55%
08/02/1999     09/03/1999    Inamed Corp                    Collagen Aesthetics Inc               140.8         7.0        4.97%
02/04/1998     06/14/1998    Pharmacopeia Inc               Molecular Simulations Inc             140.3         3.0        2.14%
03/26/1998     07/31/1998    Aviation Sales Co              Whitehall Corp                        139.9         7.5        5.36%
01/20/1998     10/05/1998    Albertson's Inc                Buttrey Food and Drug Stores          139.2         4.0        2.89%
10/16/1998     12/15/1998    Affiliated Computer Services   BRC Holdings Inc                      137.2        10.0        7.29%
02/10/1999     03/26/1999    GlobeGround GmbH               Hudson General Corp                   134.7         3.5        2.60%
01/22/1999     06/01/1999    Genesis Microchip Inc          Paradise Electronics Inc              133.3         5.0        3.75%
10/21/1999     02/04/2000    United Technologies Corp       Cade Industries Inc                   133.2         4.0        3.00%
08/04/1998     12/31/1998    Guidant Corp                   InControl Inc                         132.1         5.0        3.79%
09/11/1998     06/22/1999    Suiza Foods Corp               Broughton Foods Co                    130.8         1.0        0.76%
02/04/1998     06/09/1998    Primus Telecommunications      TresCom International Inc             130.7         5.0        3.83%
02/01/1999     08/02/1999    Independence Community Bank    Broad Natl Bancorp,Newark,NJ          130.4         6.5        4.98%
01/11/1999     03/08/1999    Compaq Computer Corp           Shopping.com                          130.1         9.0        6.92%
07/28/1998     09/10/1998    Network Associates Inc         CyberMedia Inc                        130.1         4.0        3.07%

DRAFT                                -15-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
02/02/1998     12/03/1998    CompassBank,New Bedford,MA     Sandwich Bancorp,Sandwich,MA          129.6         6.0        4.63%
06/14/1999     08/02/1999    Cadence Design Systems Inc     OrCAD Inc                             129.5         4.0        3.09%
04/16/1998     09/28/1998    Phoenix Technologies Ltd       Award Software International          129.5         4.0        3.09%
12/17/1998     02/04/1999    Moriarty Acquisition Corp      Rival Co                              129.4         4.5        3.48%
04/05/1999     07/16/1999    Lucent Technologies Inc        Mosaix Inc                            129.3         2.8        2.18%
03/02/1998     04/30/1998    Sunbeam Corp                   First Alert Inc                       129.2         3.8        2.90%
06/01/1999     08/27/1999    SFX Entertainment Inc          Livent-Theaters(3),Prodn Asts         127.8         2.3        1.76%
12/10/1998     06/01/1999    M&T Bank Corp,Buffalo,New York FNB Rochester Corp,NY                 127.8        13.0       10.17%
04/27/1998     07/27/1998    Bright Horizons Holdings Inc   CorporateFamily Solutions Inc         127.0         4.0        3.15%
06/16/1999     08/26/1999    Tyco International Ltd         Central Sprinkler Corp                125.5         6.0        4.78%
09/01/1999     01/18/2000    US Bancorp,Minneapolis,MN      Peninsula Bank of San Diego,CA        124.8         5.0        4.01%
09/18/1998     02/19/1999    ABC Rail Products Corp         Naco Inc                              122.6         5.0        4.08%
07/27/1999     12/15/1999    Global Pharmaceutical Corp     Impax Pharmaceuticals Inc             122.3         0.5        0.41%
02/09/1998     06/18/1998    USA Waste Services Inc         American Waste Services               122.1         7.5        6.14%
11/16/1998     06/30/1999    Temple-Inland Inc,Diboll,Texas HF Bancorp Inc,Hemet,CA               121.6         4.9        4.00%
06/11/1999     07/21/1999    Solvay Pharmaceuticals SA      Unimed Pharmaceuticals Inc            119.9         4.0        3.34%
05/24/1999     08/17/1999    RadiSys Corp                   Texas Micro Inc                       123.7         2.5        2.02%
03/04/1999     06/01/1999    Men's Wearhouse Inc            K&G Men's Center Inc                  118.3         3.0        2.54%
03/09/1998     04/30/1998    Western Atlas Inc              3-D Geophysical Inc                   117.6         5.5        4.68%
11/10/1998     12/16/1998    Roanoke Electric Steel         Steel of West Virginia Inc            116.8         5.0        4.28%
11/12/1999     02/09/2000    TriPoint Global Communications Vertex Communications Corp            116.0         3.8        3.31%
07/27/1998     11/04/1998    Cisco Systems Inc              Summa Four Inc                        116.0         3.5        3.02%
07/23/1998     10/08/1998    Digital Microwave Corp         Innova Corp                           115.7         4.5        3.89%
11/10/1998     12/22/1998    Select Medical Corp            Intensiva Healthcare Corp             115.2         4.0        3.47%
07/06/1998     12/23/1998    Davel Communications Group Inc Peoples Telephone Co Inc              114.5         5.0        4.37%
05/29/1998     08/17/1998    Pogo Producing Co              Arch Petroleum Inc                    114.0         3.0        2.63%
05/19/1999     09/03/1999    Guardian Life Ins Co of Amer   First Commonwealth Inc                113.7         5.1        4.49%
04/05/1999     06/29/1999    Res-Care Inc                   PeopleServe Inc                       111.8         7.5        6.71%
11/24/1998     03/24/1999    BGI Acquisition LLC            Besicorp Group Inc                    111.8         3.5        3.13%

DRAFT                                -16-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                                                                                       Fee as a % of
   Date           Date                                                                       Transaction  Termination   Transaction
 Announced      Effective             Acquiror Name                   Target Name               Value         Fee           Value
----------     ----------    ---------------------------    -------------------------------  -----------  -----------  ------------
01/07/1999     02/17/1999    Illinois Tool Works Inc        Trident International Inc             111.7         3.5        3.09%
09/09/1998     05/03/1999    FBOP Corp,Oak Park,Illinois    Calumet Bancorp Inc                   110.6        11.0        9.95%
11/02/1998     12/10/1998    Danone Group                   AquaPenn Spring Water Co Inc          110.3         3.4        3.08%
11/09/1998     12/22/1998    Stonington Partners Inc        Global Motorsport Group Inc           109.0         3.0        2.75%
02/04/1998     03/15/1999    Playboy Enterprises Intl Inc   Spice Entertainment Cos Inc           108.8         3.0        2.76%
03/08/1999     06/24/1999    Anteon Corp                    Analysis & Technology Inc             108.5         5.0        4.61%
08/23/1999     11/11/1999    Tyco International Ltd         General Surgical Innovations          108.3         4.0        3.69%
05/13/1999     08/23/1999    NCO Group Inc                  Compass International Svcs            107.7         3.5        3.25%
06/07/1999     10/01/1999    AutoCyte Inc                   Neopath Inc                           107.5         2.8        2.60%
10/06/1998     03/17/1999    CDNow Inc                      N2K Inc                               105.9         3.8        3.54%
08/07/1998     09/14/1998    SFX Entertainment Inc          Magicworks Entertainment Inc          105.3         3.3        3.13%
05/28/1998     07/07/1998    Bowne & Co Inc                 Donnelley Enterprise Solutions        105.2         4.0        3.80%
02/22/1999     06/22/1999    LSI Logic Corp                 SEEQ Technology Inc                   104.3         4.0        3.84%
03/04/1998     08/31/1998    Union Planters Bank of Florida Transflorida Bank,FL                  103.5         3.5        3.38%
07/21/1998     01/05/1999    National Penn Bancshares Inc   Elverson National Bank                102.0         5.0        4.90%
10/01/1998     01/07/1999    Arrow Electronics Inc          Richey Electronics Inc                101.8         5.5        5.40%
08/26/1998     01/08/1999    Salton/Maxim Houswares Inc     Toastmaster Inc                       101.2         2.0        1.98%
09/13/1999     02/10/2000    Affymetrix Inc(Affymax NV)     Genetic Microsystems Inc              101.1         2.5        2.47%

                                                                                             ---------------------------------------
                                                                                                                           STANDARD
                                                                                                AVERAGE                    DEVIATION
                                                                                             -------------                 ---------
                                                                                                       All       2.92%       1.29
                                                                                                 $100-$200       3.56%       1.66
                                                                                                 $200-$500       2.98%       1.15
                                                                                               $500-$1,000       2.80%       1.06
                                                                                             $1,000-$1,500       2.69%       0.71
                                                                                              $1,500-Above       2.32%       0.90
                                                                                             ---------------------------------------
                                                                                             Median
                                                                                             -------------

____________________
Source: Securities Data Company, Inc.
(1) Transaction Value is defined by SDC as reported deal value, which includes the amount paid for all common stock, common stock equivalents, preferred stock, debt, options, assets, warrants and stake purchases made within six months of the announcement date of the transaction.

DRAFT                                -17-

Pinnacle Entertainment, Inc.
================================================================================
Target Termination Fee Analysis

Completed Merger Transactions > $100 Million with Target Termination Fees - For the Period of 1/1/1998-2/25/2000 (Sorted by Transaction value)
($ in Millions)

                                                       All             2.89%
                                                  ------------------------------

DRAFT                                -18-

--------------------------------------------------------------------------------


                                   EXHIBIT B


--------------------------------------------------------------------------------

DRAFT                                -19-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
12/15/1998  01/21/1999  EMAP PLC                       Petersen Companies Inc         $1,494.8      8.6%         43.9%       39.8%
05/04/1999  06/24/1999  Getronics NV                   Wang Laboratories Inc           1,490.2     14.7%         22.8%       41.4%
10/20/1997  03/06/1998  Kinder Morgan Energy Partners  Santa Fe Pacific Pipeline       1,473.0     31.8%         33.2%       38.6%
01/20/1998  05/27/1998  Investor Group                 Regal Cinemas Inc               1,462.7     14.3%         10.7%       34.8%
11/17/1998  03/30/1999  Prologis Trust                 Meridian Industrial Trust Inc   1,456.8     12.7%         14.9%        9.0%
06/18/1999  01/11/2000  Citizens Financial Group,RI    UST Corp,Boston,MA              1,402.6     33.2%         34.7%       33.3%
07/12/1999  11/16/1999  Royal & Sun Alliance Insurance Orion Capital Corp              1,390.6     22.7%         30.5%       68.8%
01/23/1997  05/19/1997  Kohlberg Kravis Roberts & Co   Amphenol Corp                   1,390.4     12.4%         16.9%       26.1%
05/21/1999  09/30/1999  AK Steel Holding Corp          Armco Inc                       1,390.3     19.0%         13.9%       27.5%
09/28/1999  12/10/1999  Chase Manhattan Corp,NY        Hambrecht & Quist Group Inc     1,368.0     21.8%         26.2%       30.9%
07/19/1999  01/06/2000  AirTouch Cellular              CommNet Cellular Inc            1,349.8      2.5%         -3.3%       44.6%
01/21/1997  07/08/1997  First Maryland Bancorp,MD      Dauphin Deposit Corp,PA         1,343.4     32.2%         43.3%       49.0%
11/20/1998  10/19/1999  AES Corp                       CILCORP Inc                     1,332.7     21.5%         23.2%       27.1%
04/21/1998  06/24/1998  GEC PLC                        Tracor Inc                      1,323.5     10.0%         16.8%       25.0%
04/19/1999  08/19/1999  Investor Group                 Blount International Inc        1,257.3      8.4%          8.1%       11.6%
06/16/1997  10/10/1997  Genesis Eldercare              Multicare Cos Inc               1,249.1      9.3%         13.7%       34.9%
02/18/1997  06/27/1997  NGC Corp                       Destec Energy Inc               1,222.4     82.3%         80.4%       63.4%
09/12/1997  02/25/1998  American General Corp          Western National Corp           1,215.0      9.6%          7.4%       14.4%
03/03/1999  07/07/1999  Welsh Carson Anderson & Stowe  Concentra Managed Care Inc      1,164.3     41.9%         56.2%       58.1%
02/26/1999  06/23/1999  Koninklijke Philips Electronic VLSI Technology Inc             1,162.5     95.3%        115.4%       76.8%
06/02/1999  08/09/1999  United Pan-Europe Comm NV      @Entertainment Inc              1,154.6     52.0%         47.6%      120.3%
01/15/1997  08/06/1997  Columbia/HCA Healthcare Corp   Value Health Inc                1,132.3      1.2%          0.6%        0.0%
07/12/1999  08/13/1999  Accor SA                       Red Roof Inns Inc               1,128.1     24.2%         26.4%       31.9%
06/16/1999  07/15/1999  Cendant Corp                   Cendant Corp                    1,125.0     13.9%         18.4%       19.2%
06/12/1998  07/21/1998  Armstrong World Industries Inc Triangle Pacific Corp           1,124.3     26.1%         26.5%       24.0%
04/14/1999  10/17/1999  Aptco LLC                      Berkshire Realty Co Inc         1,122.8     25.6%         29.8%       27.3%
03/14/1997  10/01/1997  Marshall & Ilsley,Milwaukee,WI Security Capital,Milwaukee,WI   1,115.8     31.4%         32.6%       39.9%
06/09/1997  07/15/1997  Atlas Copco North America Inc  Prime Service Inc               1,112.0     28.6%         29.9%       31.3%
09/02/1999  10/08/1999  Dyckerhoff AG                  Lone Star Industries Inc        1,074.6     44.7%         50.7%       34.7%
09/25/1999  11/18/1999  Grupo Mexicano de Desarrollo   ASARCO Inc                      1,073.3     26.3%         39.6%       31.1%
05/08/1997  11/04/1997  Apollo Management LP           Living Centers of America Inc   1,048.2     17.8%         22.7%       41.5%
06/06/1997  10/14/1997  Excel Communications Inc       Telco Communications Group Inc  1,046.5     32.9%         23.8%       26.4%
04/27/1998  06/01/1998  Lucent Technologies Inc        Yurie Systems Inc               1,044.1     11.1%         17.4%       49.7%
01/07/1997  02/25/1997  MedTrans Inc(Laidlaw Inc)      American Medical Response Inc   1,011.1     21.2%         23.1%       36.8%
01/16/1998  06/02/1998  US Office Products Co          US Office Products Co           1,000.0     46.9%         70.1%       61.8%
04/29/1999  06/17/1999  United News & Media PLC        CMP Media Inc                     994.0     15.1%         27.9%       25.6%
10/10/1997  11/19/1997  Kennametal Inc                 Greenfield Industries Inc         957.0     19.7%         26.7%       44.1%
08/07/1997  01/21/1998  Investor Group                 Fisher Scientific Intl Inc        950.6     -5.2%         -0.4%        5.5%
06/28/1999  12/07/1999  Investor Group                 Big Flower Holdings Inc           945.4     12.0%          9.3%       18.1%
02/17/1999  02/10/2000  SCANA Corp                     PSNC                              941.0     45.1%         45.1%       32.0%
07/30/1997  09/18/1997  Fujitsu Ltd                    Amdahl Corp                       924.8      5.0%         22.5%       25.6%
09/05/1997  11/26/1997  Misys PLC                      Medic Computer Systems Inc        915.8      7.7%         12.0%       25.0%

DRAFT                                 -1-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
07/08/1999  11/02/1999  Allstate Corp                  American Heritage Life Invt       914.4     21.1%         25.9%       40.2%
12/11/1997  01/20/1998  MascoTech Inc                  TriMas Corp                       911.7     12.7%         10.0%       19.0%
02/04/1997  05/06/1997  WMX Technologies Inc           WMX Technologies Inc              900.0    -17.0%        -12.4%       -9.1%
06/14/1999  11/11/1999  Vivendi SA                     Superior Services Inc             897.7     13.7%         25.6%       20.3%
10/28/1997  04/01/1998  First Empire State Corp,NY     ONBANCorp Inc,Syracuse,NY         893.0     18.0%         12.9%       21.4%
08/04/1998  10/08/1998  AlliedSignal Inc               AMP Inc                           890.0     55.5%         50.8%       30.4%
11/16/1998  01/06/1999  Vulcan Materials Co            CalMat Co                         886.6     14.0%         16.7%       33.0%
04/14/1997  11/12/1997  Neptune Orient Lines Ltd       APL Ltd                           878.5     55.8%         65.4%       42.6%
04/05/1999  11/22/1999  Investor Group                 Sunstone Hotel Investors Inc      875.4     41.9%         43.1%       40.7%
05/23/1997  10/06/1997  Price Communications Corp      Palmer Wireless Inc               870.4     45.1%         55.6%       64.7%
06/20/1997  03/30/1998  Waste Management Inc           Wheelabrator Technologies Inc     869.7     26.9%         28.2%       30.7%
05/03/1999  08/24/1999  Investor Group                 Cellular Commun of Puerto Rico    867.8     24.2%         12.9%        7.3%
05/10/1999  07/06/1999  Georgia-Pacific Corp           Unisource Worldwide Inc           849.2     37.1%         43.3%       67.0%
08/03/1998  09/02/1998  AEI Resources Inc              Zeigler Coal Holding Co           848.3     32.8%         30.8%       20.6%
12/03/1998  04/13/1999  Fairfax Financial Holdings Ltd TIG Holdings Inc                  846.8     26.9%         29.4%       15.3%
05/17/1999  01/13/2000  Precision Castparts Corp       Wyman-Gordon Co                   828.8     50.9%         56.9%       87.1%
06/01/1999  07/13/1999  Intel Corp                     Dialogic Corp                     817.3     31.8%         40.8%       53.7%
01/20/1998  02/23/1998  ADVANTA Corp                   ADVANTA Corp                      814.6     41.6%         41.0%       61.6%
10/19/1999  03/07/2000  Farmers Insurance Group        Foremost Corp of America          814.0     22.2%         22.2%       22.5%
07/12/1999  09/24/1999  IBM Corp                       Sequent Computer Systems Inc      808.9      7.5%         32.1%       41.9%
07/27/1999  10/27/1999  Cooper Tire & Rubber Co        Standard Products Co              800.6     46.0%         54.9%       35.8%
07/20/1998  08/14/1998  Inland Steel Industries Inc    Inland Steel Industries Inc       794.5      4.3%          9.8%        5.7%
05/11/1998  07/10/1999  Consolidated Edison Inc        Orange & Rockland Utilities       791.8     38.5%         40.5%       35.1%
12/18/1997  02/12/1999  NIPSCO Industries Inc          Bay State Gas Co                  790.5     26.5%         32.0%       38.5%
01/21/1998  05/22/1998  DLJ Merchant Bkg Partners II   Thermadyne Holdings Corp          790.0     19.5%         21.1%       18.5%
12/18/1998  03/01/1999  Borg-Warner Automotive Inc     Kuhlman Corp                      789.9     23.8%         43.1%       38.4%
07/29/1998  10/02/1998  Koninklijke Philips Electronic ATL Ultrasound Inc                786.4     20.1%         12.2%        9.8%
05/18/1999  08/16/1999  AMSTED Industries Inc          Varlen Corp                       784.8     61.9%         50.0%       68.4%
07/10/1997  11/18/1997  Investor Group                 Kinetic Concepts Inc              776.7      6.9%          7.7%        9.2%
04/21/1997  06/10/1997  Harcourt General Inc           National Education Corp           776.1     22.6%         54.1%       40.0%
04/14/1997  01/05/1998  Patriot Amer Hosp/Wyndham Intl Wyndham Hotel Corp                773.1     48.0%         44.5%       48.9%
06/28/1999  10/21/1999  Avnet Inc                      Marshall Industries               769.3     74.8%         99.6%       99.6%
09/11/1997  12/22/1997  Pillowtex Corp                 Fieldcrest Cannon Inc             768.2      1.5%          8.6%       31.7%
12/15/1997  05/01/1998  US Bancorp,Minneapolis,MN      Piper Jaffray Cos                 767.8     25.2%         24.2%       54.0%
02/16/1999  05/07/1999  Evercore Capital Partners LP   American Media Inc                765.7     13.1%         21.7%       36.6%
05/11/1999  09/03/1999  UtiliCorp United Inc           Empire District Electric Co       763.9     38.8%         39.6%       36.0%
12/22/1997  05/21/1998  Investor Group                 Dynatech Corp                     762.9     29.9%         37.2%       29.9%
05/03/1999  06/04/1999  Limited Inc                    Limited Inc                       750.0     14.3%         19.0%       26.8%
04/30/1999  07/22/1999  Ceridian Corp                  ABR Information Services Inc      745.1     48.4%         50.6%       54.5%
12/16/1998  01/25/1999  Seita                          Consolidated Cigar Holdings       730.4     12.4%         33.5%       86.7%
01/26/2000  02/28/2000  Sempra Energy                  Sempra Energy                     720.0     15.9%         15.9%       13.5%
02/16/1999  05/11/1999  Delta Air Lines Inc            ASA Holdings Inc                  718.0      6.5%         10.6%        4.2%

DRAFT                                 -2-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysisa

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
05/06/1997  08/15/1997  GTE Corp                       BBN Corp                          713.8     26.1%         32.6%       64.5%
07/06/1999  08/20/1999  Berisford PLC                  Scotsman Industries Inc           710.3      1.1%         48.7%       57.6%
06/12/1997  10/01/1997  Thyssen AG                     Giddings & Lewis Inc              703.0     10.5%          9.8%        0.6%
12/12/1997  05/29/1998  Bethlehem Steel Corp           Lukens Inc                        700.2     92.0%         94.3%       69.6%
06/15/1999  03/01/2000  Northeast Utilities            Yankee Energy System Inc          681.6     38.5%         46.9%       51.9%
04/27/1998  08/30/1998  Genesis Health Ventures Inc    Vitalink Pharmacy Services Inc    678.4     13.6%         12.2%        6.5%
12/11/1997  07/01/1998  Harvard Private Capital Group  White River Corp                  676.2     16.2%         24.6%       22.5%
09/15/1997  02/06/1998  Star Banc Corp, Cincinnati, OH Great Financial Corp,Kentucky     663.5      2.9%         23.5%       33.8%
08/23/1999  11/23/1999  PSINet Inc                     Transaction Network Services      660.9     32.2%         61.7%       56.5%
03/25/1997  05/07/1997  IBP Inc (Occidental Petroleum) Foodbrands America Inc            657.5     47.4%         51.0%       61.4%
09/04/1997  01/09/1998  Tyson Foods Inc                Hudson Foods Inc                  648.4     23.5%         31.6%       28.6%
07/14/1999  08/11/1999  EI du Pont de Nemours and Co   EI du Pont de Nemours and Co      646.1     10.6%         15.5%       14.6%
12/09/1998  05/24/1999  Investor Group                 Tower Realty Trust Inc            645.5      9.4%          9.8%       16.4%
07/03/1997  08/06/1997  Raab Karcher AG (VEBA AG)      Wyle Electronics                  633.0     16.8%         38.4%       35.1%
05/28/1997  02/10/1998  Blackstone Capital Partners    CommNet Cellular Inc              631.2     21.8%         28.6%       39.8%
05/28/1997  07/03/1997  Owens Corning                  Fibreboard Corp                   631.2     15.8%         22.2%       49.7%
04/28/1999  06/17/1999  TI Group PLC                   Walbro Corp                       630.3     62.4%        102.5%      122.2%
05/07/1997  08/26/1997  Vencor Inc                     Transitional Hospitals Corp       628.0     60.0%         60.0%       85.5%
01/23/1998  04/13/1998  WHX Corp                       Handy & Harman                    625.1      8.7%         14.6%        1.6%
04/23/1999  02/08/2000  Energy East Corp               Connecticut Energy                621.7     34.1%         50.0%       65.1%
12/16/1997  01/30/1998  SulzerMedica(Gebrueder Sulzer) Spine-Tech Inc                    621.1     14.3%         52.9%       55.8%
09/20/1999  11/22/1999  Cie de Saint-Gobain SA         Furon Co Inc                      616.0     56.3%         50.0%       60.0%
10/10/1999  12/16/1999  Warnaco Group Inc              Authentic Fitness Corp            605.3     18.4%         17.6%       24.2%
10/16/1998  03/16/1999  Laidlaw Inc                    Greyhound Lines Inc               604.2     36.8%         79.3%       42.5%
01/27/1997  03/07/1997  Honeywell Inc                  Measurex Corp                     597.0     44.3%         42.1%       45.8%
10/21/1997  01/07/1998  Berkshire Hathaway Inc         International Dairy Queen Inc     596.9     11.9%          9.1%        9.4%
05/05/1999  06/24/1999  URS Corp                       Dames & Moore Group               596.4     33.3%         33.3%       51.5%
07/28/1997  10/08/1997  Sun Healthcare Group Inc       Regency Health Services Inc       587.9     34.4%         50.4%       43.1%
09/03/1997  10/01/1997  Browning-Ferris Industries Inc Browning-Ferris Industries Inc    585.0     10.4%         10.2%        8.0%
10/09/1997  03/31/1998  Browning-Ferris Industries Inc Browning-Ferris Industries Inc    585.0      4.7%          3.1%        3.8%
03/20/1997  06/17/1997  Investcorp                     Falcon Building Products Inc      584.5     43.4%         49.5%       52.7%
10/17/1997  11/19/1997  BTR PLC                        Exide Electronics Group Inc       583.2    125.2%        133.2%      149.5%
03/09/1998  08/31/1998  Fortis BV (Fortis AG,AMEV)     John Alden Financial Corp         583.1     -0.6%          0.0%        3.4%
08/26/1997  12/22/1997  Imperial Holly Corp            Savannah Foods & Industries       582.9      8.4%         14.9%       17.4%
06/01/1999  01/07/2000  Kelda Group PLC                Aquarion Co                       582.6     19.3%         28.0%       39.5%
06/08/1999  07/28/1999  Merck E (Merck AG)             VWR Scientific Products Corp      581.1     32.7%         30.7%       46.5%
04/09/1997  05/13/1997  Tomkins PLC                    Stant Corp(Bessemer Capital Pa    574.0     29.3%         48.3%       49.6%
02/08/1999  04/29/1999  Building One Services Corp     Building One Services Corp        573.8     11.8%         12.3%       10.1%
12/02/1998  06/08/1999  Irvine Co                      Irvine Apartment Communities      569.3     24.2%         25.3%       28.0%
07/26/1999  09/02/1999  Autogrill (Benetton Group SpA) Host Marriott Services            547.3     61.5%         73.8%      101.6%
03/26/1998  10/01/1998  Zions Bancorp,Utah             Sumitomo Bank of California       544.3     -5.8%          6.3%      -18.2%
12/07/1998  02/11/1999  GKN PLC                        Interlake Corp                    540.4    107.1%        110.9%      100.0%

DRAFT                                 -3-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                  Target Name           Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  ---------------------------  -----------  ---------    ----------  ----------
04/05/1999  07/22/1999  Welsh Carson Anderson & Stowe  BancTec Inc                       535.5     42.3%         33.9%       28.1%
08/13/1998  12/31/1998  Stone Rivet Inc                Envirotest Systems Corp           535.3     15.0%          1.5%      -16.9%
05/06/1999  08/02/1999  Litton Industries Inc          Avondale Industries Inc           523.8     47.0%         47.0%       38.6%
11/19/1997  08/12/1998  Investor Group                 Telemundo Group Inc               521.4     19.7%         29.1%       25.0%
03/10/1997  09/02/1997  General Electric Co            Greenwich Air Services Inc        519.2     21.6%         33.3%       34.8%
06/23/1997  10/17/1997  General Motors Acceptance(GM)  Integon Corp                      517.1    173.7%         92.6%       74.8%
05/07/1999  07/30/1999  McDermott International Inc    J Ray McDermott SA                514.5     16.8%         13.1%       19.2%
02/03/1999  07/07/1999  Investor Group                 St John Knits Inc                 513.8     42.9%         44.1%       50.0%
09/16/1997  11/04/1997  Pearson PLC                    All American Communications       500.2     12.7%         41.7%       37.8%
07/12/1999  01/06/2000  RHI AG                         Global Industrial Technologies    498.2      4.0%          6.1%        9.5%
01/30/1997  08/12/1997  Samsung Electronics Co Ltd     AST Research Inc                  495.8     16.8%          8.0%       20.0%
06/24/1999  08/31/1999  Carrier Corp(United Tech Corp) International Comfort Products    495.2      9.3%         11.9%       33.3%
10/19/1998  08/31/1999  Eastern Enterprises            Colonial Gas Co                   491.7     26.9%         29.9%       26.1%
03/24/1999  11/04/1999  Warburg, Pincus Ventures Inc   Knoll Inc(Warburg, Pincus)        490.8     83.6%         51.9%       46.4%
03/02/1998  01/07/2000  Sunbeam Corp                   Coleman Co Inc                    486.0     44.4%         58.6%      121.2%
04/20/1999  07/28/1999  Heller Financial Inc           HealthCare Financial Partners     485.3     22.8%         25.0%       39.3%
01/19/1999  03/23/1999  Dura Automotive Systems Inc    Excel Industries Inc              482.1     25.4%         41.0%       55.1%
07/15/1997  09/04/1997  Nortek Inc                     Ply-Gem Industries Inc            476.3     20.0%         16.4%       19.1%
08/23/1999  10/01/1999  Textron Inc                    Omniquip International Inc        474.5     60.0%         95.3%      152.6%
02/17/1998  05/27/1998  Applied Graphics Technologies  Devon Group Inc                   474.4     29.2%         32.0%       37.9%
04/30/1997  06/03/1997  GKN PLC                        Sinter Metals Inc                 469.7     37.0%         38.3%       32.7%
05/05/1997  08/19/1997  Giant Eagle Inc                Riser Foods Inc                   468.5     11.6%         29.2%       26.8%
11/18/1997  01/08/1998  Cendant Corp                   Jackson Hewitt                    468.2     26.5%         21.7%       47.8%
03/17/1998  07/31/1998  Investor Group                 BET Holdings Inc                  462.3     53.7%         58.5%       58.2%
11/19/1997  02/27/1998  Texas Instruments Inc          Amati Communications Corp         459.8     31.7%         44.1%       13.5%
06/24/1999  08/30/1999  CompuWare Corp                 Data Processing Resources Corp    452.1     95.9%         76.1%       42.8%
12/18/1998  01/26/1999  Rohm and Haas Co               LeaRonal Inc                      449.2     29.2%         37.4%       59.1%
02/14/1997  09/17/1997  Greenwich Air Services Inc     UNC Inc                           442.7     37.9%         41.2%       36.4%
06/21/1999  07/29/1999  National Service Industries    Holophane                         434.7     36.0%         31.9%       35.7%
05/13/1999  06/24/1999  Emerson Electric Co            Daniel Industries Inc             429.2      8.6%         19.7%       31.8%
05/25/1999  08/17/1999  Kelso & Co                     Unilab Corp(Corning Inc)          429.0     20.0%         15.6%       39.7%
03/17/1997  09/04/1997  TCF Financial Corp             Standard Financial,Chicago,IL     428.0     22.2%         28.2%       24.8%
01/30/1998  02/03/1999  Colony Capital Inc             Harveys Casino Resorts            427.9     24.4%         23.8%       34.1%
03/24/1998  08/17/1998  DLJ Merchant Bkg Partners II   Insilco Corp                      425.3      4.7%         11.1%       12.9%
02/08/1999  03/24/1999  Computer Associates Intl Inc   Computer Management Sciences      425.1     19.1%         64.7%       72.3%
09/20/1999  12/30/1999  Jefferson-Pilot Corp           Guarantee Life Companies Inc      424.6      8.9%          8.5%       28.6%
09/29/1997  12/22/1997  Wallace Computer Services Inc  Graphic Industries Inc            424.5      8.8%         19.2%       34.9%
09/30/1997  11/26/1997  AHC Acquisition Corp           Arbor Health Care Co              424.2     15.4%         19.6%       26.8%
09/22/1997  12/05/1997  Conseco Inc                    Washington National Corp          424.0      2.7%          4.1%       12.2%
07/28/1997  02/02/1998  Intel Corp                     Chips and Technologies Inc        422.9     25.0%         32.1%       68.7%
05/13/1998  06/24/1998  Samsonite Corp                 Samsonite Corp                    420.0     38.2%         46.5%       33.6%
07/07/1998  09/21/1998  Investor Group                 Republic Engineered Steels        417.8     56.8%         68.1%       45.0%

DRAFT                                 -4-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
02/02/1998  03/31/1998  Danaher Corp                   Pacific Scientific Co             417.5     20.4%         21.9%       28.7%
05/14/1999  10/01/1999  Allianz Life Ins Co (Allianz)  Life USA Holding Inc              411.4    106.9%         97.6%      101.2%
02/22/1999  07/22/1999  Union Planters Corp,Memphis,TN Republic Banking Corp,Miami,FL    409.5     10.8%         28.9%       28.3%
04/27/1999  06/09/1999  Eastman Chemical Co            Lawter International Inc          408.6     38.0%         62.0%       76.6%
07/19/1999  10/01/1999  Starlight Communications       Vistana Inc                       406.1      7.6%         14.2%       32.6%
02/25/1997  03/27/1997  IPALCO Enterprises Inc         IPALCO Enterprises Inc            405.1     21.4%         22.5%       24.8%
06/03/1997  09/08/1997  Humana Inc                     Physician Corp of America         405.1     12.0%         12.0%       23.1%
03/26/1999  06/30/1999  Fremont Partners               Juno Lighting Inc                 404.9     21.2%         19.8%       21.6%
07/30/1997  09/04/1997  Laidlaw Inc                    EmCare Holdings Inc               398.3     -0.7%         -1.0%        2.9%
08/13/1999  09/22/1999  Hochtief AG (RWE AG)           Turner Corp                       394.8     13.1%          6.0%       34.7%
12/27/1998  04/20/1999  Fairchild Corp                 Kaynar Technologies Inc           388.7     16.8%         27.8%       38.6%
06/14/1999  11/12/1999  Investor Group                 Maxxim Medical Inc                386.9     30.8%         38.2%       71.2%
11/25/1998  09/29/1999  Investor Group                 Sbarro Inc                        386.4      3.3%          5.3%        2.8%
07/15/1999  11/23/1999  DLJ Merchant Bkg Partners II   Merrill Corp                      384.7     25.3%         37.5%       47.3%
06/07/1999  11/04/1999  Southern Union Co              Pennsylvania Enterprises Inc      384.4     17.9%         20.7%       35.3%
02/19/1999  03/31/1999  Securitas AB                   Pinkerton's Inc                   383.0     71.2%         71.9%       46.8%
11/08/1999  12/13/1999  Washington Post Co             Washington Post Co                383.0      7.8%          8.0%       11.9%
02/11/1998  05/20/1998  Wolters Kluwer NV              Waverly Inc                       379.4     42.5%         50.7%       50.7%
04/30/1998  11/02/1998  Dow AgroSciences(Dow Chemical) Mycogen Corp(Dow AgroSciences)    379.3     41.8%         40.0%       52.4%
02/10/1997  03/31/1997  Vencor Inc                     TheraTx Inc                       378.2     30.3%         35.4%       59.1%
02/06/1998  04/17/1998  Corporate Express Inc          Corporate Express Inc             376.3     15.8%         21.6%       -2.3%
03/02/1998  08/17/1998  El Paso Natural Gas Co         DeepTech International            375.4      8.7%          9.8%       15.5%
05/19/1999  10/01/1999  Washington Mutual,Seattle,WA   Long Beach Financial Corp         374.8     25.9%         24.0%       35.5%
05/10/1999  07/30/1999  ShopKo Stores Inc              Pamida Holdings Corp              372.3     27.8%         55.9%      253.8%
07/14/1997  10/28/1997  Investor Group                 Katz Media Group                  371.9     44.3%         69.2%       93.4%
02/24/1998  04/06/1998  Siebe PLC                      Wonderware Corp                   362.7     50.0%         59.3%       79.4%
06/16/1997  08/07/1997  BT Industries AB               Raymond Corp                      360.4     -6.1%         -1.5%        6.5%
05/11/1999  06/08/1999  Conectiv Inc                   Conectiv Inc                      360.3      9.4%          8.5%       28.3%
02/03/1997  03/10/1997  Scotsman Industries Inc        Kysor Industrial Corp             359.2     16.2%         17.0%       24.6%
06/08/1999  07/31/1999  Meggitt PLC                    Whittaker Corp                    357.3      3.9%          4.4%       13.1%
03/11/1999  11/01/1999  Bay View Capital,San Mateo,CA  Franchise Mortgage Acceptance     352.4     35.1%         32.1%       72.7%
04/29/1999  08/10/1999  Pentair Inc                    Essef Corp                        352.1     -1.5%          8.4%       22.4%
06/29/1998  09/22/1998  Key Energy Group Inc           Dawson Production Services Inc    350.9     40.7%         50.5%       66.7%
02/19/1998  10/15/1998  Hollywood Park Inc             Casino Magic Corp                 344.8     34.5%         32.1%       32.1%
01/29/1998  05/21/1998  AmeriServe Food Distn Inc      ProSource Inc(Onex Corp)          343.3    126.4%        106.9%      100.0%
03/05/1998  05/20/1998  Xerox Corp                     Intelligent Electronics Inc       342.4      5.7%         19.2%       34.4%
07/26/1999  08/31/1999  Gartner Group(Dun&Bradstreet)  Gartner Group(Dun&Bradstreet)     340.0     -1.1%          6.4%        9.8%
10/22/1998  04/29/1999  Bank of America National Trust BA Merchant Svcs(BankAmerica)     339.4     47.1%         56.2%       42.0%
08/11/1997  12/19/1997  Confetti Acquisition Inc       Amscan Holdings Inc               334.9     36.1%         37.5%       46.7%
08/26/1997  09/25/1997  Ethyl Corp                     Ethyl Corp                        333.7      5.7%          3.5%        2.8%
08/06/1998  04/16/1999  Safeway Inc                    Carr-Gottstein Foods Co           331.9     58.7%         48.1%       70.9%
08/07/1997  09/30/1997  Investor Group                 Outboard Marine Corp              330.1     -7.7%         -2.4%       20.0%

DRAFT                                 -5-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
11/24/1997  01/07/1998  Cypress Group LLC              General Host Corp                 326.2     60.0%         63.0%       79.6%
01/12/1998  02/19/1998  Research Institute of America  Computer Language Research Inc    325.4     60.7%         62.2%       69.8%
11/12/1997  03/03/1998  Tekni-Plex Inc                 PureTec Corp                      324.6     28.7%         34.9%       31.8%
03/26/1997  09/03/1997  Hearst Broadcasting Group      Argyle Television Inc             322.2     15.2%         16.5%       14.6%
01/22/1997  03/05/1997  Western Atlas Inc              Norand Corp                       320.8     72.9%         87.4%       94.2%
01/13/1997  09/02/1997  Zurich Versicherungs GmbH      Zurich Reinsurance Centre         319.0     17.1%         18.5%       11.6%
10/26/1999  01/31/2000  Fox Paine & Co LLC             Watkins-Johnson Co                319.0     30.0%         29.0%       24.6%
03/31/1997  10/01/1997  Astoria Finl,Lake Success,NY   Greater NY Svgs Bk,New York,NY    318.1     40.7%         56.0%       62.3%
03/24/1997  04/28/1997  Elsevier Science               MDL Information Systems           310.7     85.5%         43.8%       54.2%
09/25/1997  02/19/1998  Carpenter Technology Corp      Talley Industries Inc             309.4      6.7%         11.0%       34.3%
06/30/1997  10/09/1997  Eaton Corp                     Fusion Systems Corp               308.6     11.4%          9.9%       24.3%
10/14/1999  10/25/1999  RailAmerica Inc                RailTex Inc                       308.4     28.8%         26.2%       47.8%
10/01/1999  11/29/1999  Kellogg Co                     Worthington Foods Inc             307.5     67.0%        101.0%       88.2%
06/24/1999  12/01/1999  Kelso & Co                     Citation Corp                     307.4     18.3%         14.3%       26.5%
08/05/1999  09/19/1999  Corning Consumer Products Co   Ekco Group Inc                    304.6     55.6%         51.4%       55.6%
02/12/1998  03/12/1998  St Jude Medical Inc            St Jude Medical Inc               304.0      9.6%          9.7%       22.8%
08/29/1997  12/29/1997  Rexel SA(Pinault-Printemps)    Rexel Inc                         302.0     19.2%         26.3%       21.6%
06/10/1999  07/30/1999  MGM Grand Inc(Tracinda Corp)   MGM Grand Inc(Tracinda Corp)      300.0     20.8%         17.6%        2.2%
08/14/1997  12/29/1997  Madison Dearborn Partners      Tuesday Morning Corp              298.6     22.7%         25.8%       11.1%
04/30/1999  06/11/1999  Aegis Group PLC                Market Facts Inc                  296.8     19.8%         33.3%       37.8%
04/06/1998  07/10/1998  Viad Corp                      MoneyGram Payment Systems Inc     294.0     11.5%         15.7%       42.4%
06/04/1998  11/03/1998  Avalon Cable of Michigan Inc   Cable Michigan Inc                291.2     14.9%         14.9%       23.2%
03/23/1999  05/27/1999  ServiceMaster Co               American Residential Services     283.8     31.4%         70.4%       67.3%
05/18/1999  11/30/1999  Investor Group                 O'Sullivan Industries Holdings    279.6     -3.6%         -6.3%        7.2%
08/08/1997  12/22/1997  USF&G Corp                     Titan Holdings Inc                278.1     16.0%         19.1%       24.9%
06/22/1998  12/15/1998  JF Lehman & Co                 Special Devices Inc               277.8     -2.5%          1.9%        0.0%
11/04/1999  12/22/1999  Cementos Portland SA           Giant Cement Holding Inc          277.0     50.8%         71.0%       37.0%
08/26/1999  10/08/1999  Procter & Gamble Co            Recovery Engineering Inc          276.2    100.0%        107.4%       98.6%
12/31/1997  05/22/1998  Boykin Lodging Co              Red Lion Inns LP                  276.0     -6.4%         -5.5%       -3.4%
06/24/1997  10/14/1997  Louis Dreyfus Natural Gas      American Exploration Co           275.5     13.0%         15.0%       21.6%
06/16/1997  08/29/1997  United Dominion Industries Ltd Core Industries Inc               275.2     26.6%         37.9%       49.3%
02/09/1998  04/16/1998  Fountain View(Heritage)        Summit Care Corp                  275.1     14.3%         31.3%       37.7%
07/09/1997  09/23/1997  CDSI Holding Corp              Control Data Systems Inc          273.9     29.1%         30.6%       35.0%
10/08/1998  11/24/1998  Penton Media Inc               Mecklermedia Corp                 273.7     43.7%         52.6%       39.8%
04/08/1998  05/19/1998  Huntsman Packaging Corp        Blessings Corp                    269.7     18.7%         18.3%       34.9%
01/21/2000  03/03/2000  Kraft Foods(Kraft Inc/Philip)  Balance Bar Co                    269.6     37.3%         60.8%       76.4%
04/10/1997  06/26/1997  Compaq Computer Corp           Microcom Inc                      267.6     54.8%         91.2%       35.4%
06/17/1998  09/08/1998  Carlton Communications PLC     Nimbus CD International Inc       264.9      7.0%          5.7%       10.8%
08/24/1999  02/02/2000  Willis Stein & Partners LP     Aavid Thermal Technologies Inc    264.1     29.1%         23.3%       28.7%
04/15/1998  08/11/1998  Investcorp                     Harborside Healthcare Corp        263.2     18.3%         22.7%        5.8%
05/07/1997  06/03/1998  Unitrin Inc                    Reliable Life Insurance Co        261.1     51.1%         51.1%       52.1%
07/27/1999  09/29/1999  IBM Corp                       Mylex Corp                        260.5     20.0%         17.8%      108.7%

DRAFT                                 -6-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
06/10/1998  07/31/1998  Wolters Kluwer NV              Plenum Publishing Corp            258.0      6.5%          6.7%       10.7%
07/26/1999  11/12/1999  Biovail Corp International     Fuisz Technologies Ltd            257.7     23.1%         45.5%       96.5%
02/25/1997  08/05/1998  Petrofina SA                   Fina Inc                          257.0     19.7%         18.5%       21.5%
02/11/1998  06/10/1998  Sombrero Acquisition Corp      MTL Inc                           250.1     37.9%         38.5%       56.1%
10/02/1997  04/30/1998  Prometheus Senior Quarters     Kapson Senior Quarters Corp       247.4     -0.9%          9.4%        1.8%
10/04/1999  12/16/1999  Technical Olympic SA           Newmark Homes Corp                246.0     32.4%         34.8%       18.7%
01/27/1998  03/03/1998  Sage Group PLC                 State of the Art Inc              245.2     33.3%         35.4%       35.4%
11/20/1998  01/08/1999  Maxxim Medical Inc             Circon Corp                       243.7      6.2%         13.2%        0.0%
01/28/1997  05/21/1997  Monsanto Co                    Calgene Inc(Monsanto Co)          242.6     62.0%         60.0%       60.0%
11/13/1997  03/25/1998  Investor Group                 Chartwell Leisure Inc             240.8     11.3%          4.5%       11.3%
04/20/1998  09/15/1998  Kapson Senior Quarters Corp    Atria Communities Inc             238.9      2.5%          7.3%       -0.3%
06/30/1998  09/30/1998  Liberty Mutual Group           Summit Holding Southeast Inc      233.4     28.2%         26.3%       28.2%
08/14/1997  09/16/1997  Omnicare Inc                   American Medserve Corp            233.2      2.5%         16.1%       25.8%
04/21/1998  08/25/1998  Investor Group                 PCA International Inc             232.5     23.3%         17.8%       20.5%
12/02/1998  04/23/1999  Pinault-Printemps Redoute      Brylane Inc                       230.6     45.2%         88.5%       44.1%
07/22/1999  10/29/1999  ReliaStar Financial Corp       Pilgrim Capital Corp              229.4    -12.0%         -0.1%       24.5%
03/11/1999  09/01/1999  International Game Technology  Sodak Gaming Inc                  228.4     25.0%         25.0%       34.5%
03/13/1998  07/31/1998  Investor Group                 MedCath Inc                       227.8     15.2%         10.9%       34.5%
03/02/1998  07/01/1998  Huhtamaki Oy                   Sealright Co Inc                  226.7     -2.2%         -1.1%       -5.4%
03/09/1999  06/29/1999  Anchor Gaming Inc              Powerhouse Technologies Inc       222.4     35.1%         31.6%       52.2%
08/10/1998  09/21/1998  Amersham Pharmacia Biotech Ltd Molecular Dynamics Inc            222.2     36.7%         47.7%      100.0%
01/19/1999  02/25/1999  Louisiana-Pacific Corp         ABT Building Products Corp        222.0      6.2%         29.0%       50.0%
09/25/1998  12/31/1998  Hasbro Inc                     Galoob Toys Inc                   221.6     60.0%         73.0%       51.2%
09/19/1997  01/16/1998  Marshall Industries            Sterling Electronics Corp         217.6     16.3%         30.2%       57.0%
08/27/1999  12/17/1999  Calpine Corp                   Cogeneration Corp of America      217.1     48.7%         43.9%       42.9%
02/17/1998  04/29/1998  Hadco Corp                     Continental Circuits Corp         216.9     41.6%         58.0%       64.1%
07/07/1998  12/23/1998  Dexter Corp                    Life Technologies Inc(Dexter)     215.8     25.2%         24.7%       19.0%
08/10/1999  09/20/1999  Teva Pharmaceutical USA Inc    Copley Pharmaceutical Inc         214.8     23.9%         12.1%        9.3%
04/17/1998  07/21/1998  Sterling Commerce Inc          Sterling Commerce-Managed Div     214.3      6.1%         12.5%        7.7%
06/11/1999  07/22/1999  Ion Beam Applications SA       Sterigenics International Inc     213.7     38.5%         52.1%       78.5%
07/08/1997  09/30/1997  Jitney-Jungle Stores of Amer   Delchamps Inc                     213.6     -2.4%         -0.8%        6.7%
09/14/1998  10/28/1998  Carmeuse Lime Inc(Carmeuse SA) Dravo Corp                        212.9     87.4%         84.1%       60.0%
10/27/1998  12/14/1998  Allmerica Financial Corp       Citizens Corp(Hanover Ins Co)     212.4     20.6%         17.2%       20.9%
03/04/1998  08/01/1998  Global Industrial Technologies AP Green Industries Inc           212.0     24.4%         37.5%       89.2%
06/23/1998  07/31/1998  MGM Grand Inc(Tracinda Corp)   MGM Grand Inc(Tracinda Corp)      210.0     31.5%         25.3%        5.3%
11/05/1999  11/05/1999  Discount Investment Corp(IDB)  PEC Israel Economic Corp          205.8      0.2%          1.0%        2.8%
04/10/1997  06/13/1997  Hedstrom Corp(Hedstrom Hldgs)  ERO Inc                           203.6     12.5%         16.9%       30.4%
05/12/1999  06/21/1999  Dyson-Kissner-Moran Corp       Optek Technology Inc              202.6     29.9%         47.8%       81.3%
12/19/1997  05/01/1998  Cable Systems International    IPC Information Systems Inc       201.7     14.3%         31.3%       14.3%
11/15/1999  12/21/1999  Hagemeyer NV                   Vallen Corp                       201.0     26.6%         47.1%       83.5%
10/19/1998  04/07/1999  Nabors Industries Inc          Bayard Drilling Technologies      200.5    -10.6%          3.8%       -7.1%
07/31/1997  01/27/1998  Western Bancorp,California     Santa Monica Bank                 198.2     14.3%         17.6%       28.7%

DRAFT                                 -7-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
09/03/1998  02/28/1999  Markel Corp                    Gryphon Holdings Inc              197.0     33.3%         49.0%       20.6%
04/21/1999  07/23/1999  Real Software NV               TAVA Technologies Inc             196.5     34.7%         39.1%       59.0%
05/11/1999  06/21/1999  JLG Industries Inc             Gradall Industries Inc            196.2     14.3%         26.0%       36.2%
10/01/1998  04/29/1999  Summit Technology Inc          Autonomous Technologies Corp      195.6    234.7%        271.4%      309.8%
06/07/1999  09/30/1999  Yellow Corp                    Jevic Transportation Inc          194.5     30.2%         45.5%       51.4%
05/28/1997  07/17/1997  Compass Group PLC              DAKA International Inc            194.0    -33.3%        -35.5%       -7.7%
09/29/1998  11/10/1998  Wolter Kluwer US Corp          Ovid Technologies Inc             193.4     23.0%         29.4%       46.8%
07/31/1997  09/24/1997  American Industrial Partners   Bucyrus International Inc         193.3     33.3%         46.9%       71.4%
04/09/1998  05/15/1998  Richfood Holdings Inc          Dart Group Corp                   193.3     14.3%         11.9%       19.4%
06/02/1997  07/15/1997  Anthem Inc                     Acordia Inc(Anthem Inc)           193.2     12.7%         11.5%       26.0%
12/23/1997  04/01/1998  Outsourcing Solutions Inc      Union Corp                        193.0     14.5%         13.5%       23.5%
06/02/1999  08/30/1999  Geon Co(BF Goodrich Co)        O'Sullivan Corp                   191.8     30.7%         34.2%       44.1%
03/21/1999  07/01/1999  Viacom Inc(Natl Amusements)    Spelling Entertainment Group      191.6      8.3%         43.1%       54.5%
08/14/1997  09/24/1997  MedPartners Inc                Talbert Medical Management        189.0     10.5%         18.9%       37.0%
08/25/1997  10/21/1997  Household International Inc    ACC Consumer Finance Corp         186.9     35.8%         34.7%       29.6%
08/28/1997  02/25/1998  Wellsford Real Properties Inc  Value Property Trust              186.6     25.0%         20.9%       18.7%
05/10/1999  06/14/1999  GN Great Nordic Ltd            ReSound Corp                      185.4     21.9%         52.4%       91.0%
10/16/1997  02/12/1998  Hartford Financial Services    Omni Insurance Group Inc          184.7     78.9%         75.8%      130.9%
10/19/1998  03/01/1999  Intel Corp                     Shiva Corp                        184.2     41.2%         92.0%       45.5%
04/16/1997  05/20/1997  Briggs & Stratton Corp         Briggs & Stratton Corp            183.1     19.3%         14.6%       11.8%
09/12/1997  12/09/1997  Tivoli Systems Inc(IBM Corp)   Unison Software Inc               183.0      9.1%         25.0%       22.4%
06/17/1997  07/25/1997  CCL Industries Inc             Seda Specialty Packaging Corp     182.6     31.8%         36.5%       52.6%
07/17/1998  09/02/1998  DLJ Merchant Banking Inc       DeCrane Aircraft Holdings Inc     181.5     30.5%         28.7%       33.8%
11/04/1999  02/15/2000  Investor Group                 Cleveland Indians Baseball Co     180.6     39.5%        128.0%      155.3%
03/06/1998  09/11/1998  Protective Life Corp           United Dental Care Inc            180.4     20.5%         49.2%       57.4%
12/22/1998  01/25/1999  PEP Boys-Manny Moe & Jack Inc  PEP Boys-Manny Moe & Jack Inc     180.4     16.4%         18.5%        8.9%
02/25/1997  07/07/1997  Pacific Century Financial Corp CU Bancorp,Encino,California      178.4     15.8%         18.0%       25.2%
12/11/1998  02/16/1999  Cracker Barrel Old Country Str Logans Roadhouse Inc              178.3     13.9%         10.3%       33.8%
07/15/1999  09/01/1999  Sterling Software Inc          Information Advantage Software    177.5     18.2%         70.5%       56.4%
07/15/1997  10/02/1997  Axiohm SA                      DH Technology Inc                 175.0     57.5%         56.3%       57.5%
11/21/1997  01/20/1998  Co-Steel Inc                   New Jersey Steel(Von Roll)        173.5    162.9%        170.6%      166.7%
11/02/1998  12/30/1998  Celestica Inc                  Intl Manufacturing Svcs Inc       173.2     42.9%        172.6%       83.1%
02/15/1999  07/01/1999  JW Childs Equity Partners LP   American Safety Razor Co          173.1     43.8%         33.6%       19.0%
04/27/1999  08/13/1999  InterVoice Inc                 Brite Voice Systems Inc           172.2     26.9%         33.2%       67.5%
06/05/1997  07/14/1997  Intermedia Communications Inc  DIGEX Inc                         171.6     19.5%         35.9%       31.6%
09/23/1999  11/04/1999  Textron Financial Corp         Litchfield Financial Corp         171.1     38.0%         36.1%       24.8%
06/09/1999  07/20/1999  Ford Motor Co                  Automobile Protection Corp        169.9      9.5%         18.2%       44.4%
03/31/1997  06/03/1997  Moore Corp Ltd                 Peak Technologies Group Inc       169.8    108.7%         97.3%       65.5%
02/17/1998  08/17/1998  HB Acquisition Corp            Bell Sports Corp                  165.7     13.9%         13.1%        8.6%
05/27/1999  09/01/1999  Carlyle Group LP               Empi Inc                          165.3     27.3%         27.7%       16.8%
02/09/1998  06/30/1998  Banco Bilbao Vizcaya SA        PonceBank                         164.5     12.6%         14.1%       25.8%
09/03/1997  02/24/1998  Peoples Bk of Bridgeport,CT    Norwich Financial Corp,CT         164.0     -0.5%         15.4%       30.4%

DRAFT                                 -8-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
10/22/1998  02/12/1999  Lighthouse Weston Corp         Lumen Technologies Inc            160.5     29.2%         51.2%       53.1%
05/07/1999  09/29/1999  Kirtland Capital Partners      Instron Corp                      159.9     36.4%         29.4%       31.3%
01/19/2000  02/09/2000  Elyo(Suez Lyonnaise des Eaux)  Trigen Energy Corp                159.2     38.2%         42.4%       31.9%
10/17/1997  12/29/1997  Emerson Electric Co            Computational Systems Inc         158.6     45.1%         48.3%       62.5%
03/15/1999  06/17/1999  Vulcan Ventures Inc            Go2Net Inc                        158.5      3.4%         34.8%       -6.7%
10/15/1999  01/05/2000  El Paso Energy Corp            Crystal Gas Storage Inc           158.4     26.7%         29.2%       26.0%
11/03/1997  05/22/1998  FirstMerit Corp                CoBancorp Inc                     157.3     10.6%         30.9%       52.1%
07/28/1999  09/07/1999  Caradon PLC(MB Group PLC)      Easco Inc(American Industrial)    154.7     26.7%         35.1%       43.9%
11/12/1998  03/22/1999  Ames Department Stores Inc     Hills Stores Co                   153.4     14.3%          9.1%      -11.1%
05/12/1998  06/26/1998  Primark Corp                   Primark Corp                      153.0     23.4%         16.9%       -1.9%
07/28/1998  06/18/1999  Investor Group                 CompDent Corp                     152.1     11.1%          9.1%       -4.0%
10/17/1997  02/27/1998  Investor Group                 ATC Group Services Inc            150.0      0.0%         -8.1%       10.3%
11/19/1998  01/05/1999  EM Industries Inc(Merck AG)    CN Biosciences Inc                149.7      8.1%         -4.3%       -0.5%
06/22/1998  10/02/1998  Schwinn Holdings Corp          GT Bicycles Inc                   149.6     68.4%         77.8%       36.2%
07/30/1999  10/21/1999  Corning Consumer Products Co   General Housewares Corp           148.6     43.3%         49.4%       45.1%
09/03/1998  03/19/1999  Republic Industries Inc        Cross-Continent Auto Retailers    147.9     66.2%         67.8%       55.6%
06/20/1997  10/23/1997  Forcenergy Inc                 Edisto Resources Corp             147.7     -6.6%         -6.6%       -0.4%
04/15/1998  05/29/1998  Siebe PLC                      Simulation Sciences Inc           146.5     24.0%         16.8%       11.1%
07/03/1997  09/26/1997  Port Royal Holdings Inc        Krystal Co                        145.4    132.0%        169.8%      176.2%
05/06/1999  06/18/1999  Falcon Products Inc            Shelby Williams Industries Inc    145.2     20.0%         24.5%       66.0%
09/22/1999  03/01/2000  City National Corp,California  Pacific Bank NA,CA                145.0     42.3%         49.7%       54.7%
11/22/1999  02/02/2000  GR Acquisition Corp            Garden Ridge Corp                 144.4     58.6%         65.8%       70.4%
02/23/1999  03/31/1999  First Technology PLC           Control Devices Inc               142.4     20.4%         19.3%        6.6%
08/28/1997  10/10/1997  Applied Power Inc              Versa Technologies Inc            141.9     36.8%         33.1%       31.3%
05/08/1998  06/15/1998  Agrobios(Desc SA de CV)        Authentic Specialty Foods Inc     141.9      6.3%         13.3%       37.4%
11/19/1998  02/22/1999  American Airlines Inc(AMR)     Reno Air Inc                      141.3      6.9%         15.9%       44.2%
08/02/1999  09/03/1999  Inamed Corp                    Collagen Aesthetics Inc           140.8     45.3%         53.8%       32.7%
08/14/1997  12/05/1997  Comforce Corp                  Uniforce Services Inc             140.7     37.6%         37.6%       52.6%
08/12/1997  09/17/1997  Steris Corp                    Isomedix Inc                      139.8      5.8%         15.5%       13.9%
01/20/1998  10/05/1998  Albertson's Inc                Buttrey Food and Drug Stores      139.2     44.2%         44.2%       47.6%
01/22/1998  09/29/1998  Koninklijke KNP BT NV          BT Office Products Intl Inc       138.1     32.5%         78.9%       78.9%
10/16/1998  12/15/1998  Affiliated Computer Services   BRC Holdings Inc                  137.2     17.1%         16.9%       15.2%
10/21/1997  12/30/1997  Kevco Inc                      Shelter Components Corp           136.6     20.7%         25.6%       13.8%
02/10/1999  03/26/1999  GlobeGround GmbH               Hudson General Corp               134.7     39.1%         38.2%       52.0%
08/11/1999  11/24/1999  VS&A Commun Partners III LP    HCIA Inc(AMBAC Inc)               134.7     31.3%         32.3%        4.1%
08/15/1997  10/06/1997  T/SF Communications Corp       Official Information Co           134.1      3.9%          4.2%        7.3%
10/21/1999  02/04/2000  United Technologies Corp       Cade Industries Inc               133.2     30.3%         26.3%       55.4%
11/26/1997  02/25/1998  Investor Group                 Universal Hospital Services       133.0     29.2%         29.2%       25.3%
02/09/1998  03/09/1998  Shaw Industries Inc            Shaw Industries Inc               132.8     12.4%         13.6%       13.6%
08/04/1998  12/31/1998  Guidant Corp                   InControl Inc                     132.1     21.5%         50.0%      118.2%
10/16/1998  02/12/1999  Affiliated Computer Services   BRC Holdings Inc                  131.9     17.1%         16.9%       15.2%
12/17/1997  01/23/1998  InvaCare Corp                  Suburban Ostomy Supply Co Inc     130.8      8.0%         13.3%       13.3%

DRAFT                                 -9-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
09/11/1998  06/22/1999  Suiza Foods Corp               Broughton Foods Co                130.8     -4.3%         -2.9%       -2.9%
08/25/1997  10/03/1997  Cambrex Corp                   BioWhittaker Inc                  130.5     17.8%         38.9%       47.7%
02/01/1999  08/02/1999  Independence Community Bank    Broad Natl Bancorp,Newark,NJ      130.4     18.1%         24.7%       33.3%
07/28/1998  09/10/1998  Network Associates Inc         CyberMedia Inc                    130.1     25.6%         38.2%      117.1%
06/14/1999  08/02/1999  Cadence Design Systems Inc     OrCAD Inc                         129.5     38.7%         57.6%       70.5%
12/17/1998  02/04/1999  Moriarty Acquisition Corp      Rival Co                          129.4     22.9%         25.0%       93.0%
03/02/1998  04/30/1998  Sunbeam Corp                   First Alert Inc                   129.2     68.0%         90.9%      110.0%
11/05/1998  12/09/1998  Alliant Techsystems Inc        Alliant Techsystems Inc           129.2      4.3%         11.1%       14.9%
12/10/1998  06/01/1999  M&T Bank Corp,Buffalo,New York FNB Rochester Corp,NY             127.8      6.0%         55.3%       85.9%
06/17/1997  09/25/1997  Leonard Green & Partners LP    Hechinger Co                      127.0    -14.3%         -7.7%      -11.1%
06/16/1999  08/26/1999  Tyco International Ltd         Central Sprinkler Corp            125.5     34.1%         50.0%       77.8%
09/08/1998  12/15/1998  Investor Group                 PEC Israel Economic Corp          125.0     31.5%         28.0%       23.7%
02/10/1998  03/11/1998  Liberty Corp                   Liberty Corp                      124.8     11.2%         15.2%       11.5%
02/09/1998  06/18/1998  USA Waste Services Inc         American Waste Services           122.1    100.0%        156.0%      166.7%
11/16/1998  06/30/1999  Temple-Inland Inc,Diboll,Texas HF Bancorp Inc,Hemet,CA           121.6      8.8%         10.4%       39.6%
04/10/1997  05/08/1997  SPX Corp                       SPX Corp                          120.4     22.1%         32.9%       16.1%
06/11/1999  07/21/1999  Solvay Pharmaceuticals SA      Unimed Pharmaceuticals Inc        119.9     18.5%         12.9%       62.7%
07/12/1999  12/17/1999  HIG Capital LLC                Happy Kids Inc                    119.6      9.5%         28.7%      -18.6%
03/09/1998  04/30/1998  Western Atlas Inc              3-D Geophysical Inc               117.6      8.7%         16.1%       24.5%
07/25/1997  08/28/1997  Constellation Capital Partners Imo Industries Inc                117.3     18.7%         20.0%       22.6%
09/18/1997  12/16/1997  Orion Capital Corp             Guaranty National Corp            117.2     10.8%         23.9%       27.7%
12/29/1997  02/09/1998  Tyco International Ltd         Holmes Protection Group Inc       117.1     -5.6%         -5.6%      -13.9%
04/01/1999  08/15/1999  Vivendi SA                     Aqua Alliance Inc                 117.1     28.9%         19.0%      101.7%
07/28/1999  08/27/1999  UGI Corp                       UGI Corp                          117.0     24.2%         22.4%       28.8%
01/21/1997  07/09/1997  Mafco Holdings Inc             Mafco Consolidated Grp(Mafco)     116.8     23.5%         23.5%       27.6%
11/10/1998  12/16/1998  Roanoke Electric Steel         Steel of West Virginia Inc        116.8     75.5%        100.0%       79.2%
11/12/1999  02/09/2000  TriPoint Global Communications Vertex Communications Corp        116.0     48.5%         37.5%       71.7%
11/10/1998  12/22/1998  Select Medical Corp            Intensiva Healthcare Corp         115.2     54.0%         60.4%       92.5%
09/23/1998  12/17/1998  Usinor SA                      J&L Specialty Steel Inc           115.0    100.0%        112.5%       37.8%
07/23/1997  12/18/1997  Newport Invest(Apollo Mgmt)    Alliance Imaging Inc              114.2      7.3%          3.5%       14.3%
05/19/1999  09/03/1999  Guardian Life Ins Co of Amer   First Commonwealth Inc            113.7     34.2%         39.4%       70.9%
05/29/1998  10/20/1998  Innovative Communication Co    Emerging Communications Inc       112.3     46.4%         42.6%       54.7%
08/21/1998  09/23/1998  Albemarle Corp                 Albemarle Corp                    112.1      6.8%          5.8%       -6.9%
11/24/1998  03/24/1999  BGI Acquisition LLC            Besicorp Group Inc                111.8     11.2%         11.6%        6.4%
01/07/1999  02/17/1999  Illinois Tool Works Inc        Trident International Inc         111.7     78.4%         83.3%       78.4%
06/17/1997  07/24/1997  Monterey Resources Inc         McFarland Energy Inc              111.2     11.6%         41.3%       44.8%
09/09/1998  05/03/1999  FBOP Corp,Oak Park,Illinois    Calumet Bancorp Inc               110.6     18.5%         19.6%        3.2%
03/11/1998  05/15/1998  International Home Foods Inc   Grist Mill                        110.3     18.4%         21.5%       47.8%
11/02/1998  12/10/1998  Danone Group                   AquaPenn Spring Water Co Inc      110.3     34.2%        100.0%      160.0%
11/09/1998  12/22/1998  Stonington Partners Inc        Global Motorsport Group Inc       109.0     13.5%         33.8%       31.1%
04/12/1999  01/07/2000  Independence Community Bank    Statewide Financial Corp,NJ       108.9     20.2%         33.7%       42.6%
02/04/1998  03/15/1999  Playboy Enterprises Intl Inc   Spice Entertainment Cos Inc       108.8     17.6%         17.6%       42.8%

DRAFT                                -10-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Cash Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
03/08/1999  06/24/1999  Anteon Corp                    Analysis & Technology Inc         108.5     18.9%         16.2%       23.8%
03/16/1998  10/30/1998  FPK LLC                        Norwood Promotional Products      107.8     19.1%         19.1%       23.6%
01/24/1997  07/02/1997  American Standard Inc          INCSTAR Corp(Sorin Biomedical)    106.3     42.9%         53.2%       68.5%
06/29/1998  12/22/1998  Global Motorsport Group Inc    Global Motorsport Group Inc       105.8      3.6%          5.5%        3.0%
08/07/1998  09/14/1998  SFX Entertainment Inc          Magicworks Entertainment Inc      105.3     12.3%         16.4%       64.1%
05/28/1998  07/07/1998  Bowne & Co Inc                 Donnelley Enterprise Solutions    105.2     60.8%         61.5%       83.6%
10/17/1997  02/09/1998  Linsalata Capital Partners II  Tranzonic Cos                     104.8     -1.5%         -2.9%        4.5%
05/27/1997  08/08/1997  Columbia Natural Resources Inc Alamco Inc                        102.8      7.7%         11.5%       16.7%
12/15/1997  02/08/1999  EVI Inc                        Christiana Cos Inc                102.8    -14.7%        -16.5%      -15.0%
11/24/1997  02/03/1998  Davel Communications Group Inc Communications Central Inc        102.4     30.2%         25.4%       12.0%
10/01/1998  01/07/1999  Arrow Electronics Inc          Richey Electronics Inc            101.8     52.7%         68.0%      127.0%
01/06/1998  04/01/1998  Oakwood Homes Corp             Schult Homes Corp                 101.4      1.1%         10.4%       19.2%
08/26/1998  01/08/1999  Salton/Maxim Houswares Inc     Toastmaster Inc                   101.2      3.7%         21.7%       36.6%
06/18/1999  07/26/1999  Littlejohn & Co LLC            Durakon Industries Inc            101.2     32.6%         29.3%       24.9%
02/25/1998  09/30/1998  Prometheus Southeast Retail    FAC Realty Trust Inc              100.0      7.0%         21.6%       29.9%
12/03/1998  04/21/1999  Texas Pacific Group Inc        Denbury Resources Inc             100.0     54.0%         13.5%       -9.2%

                                                       -----------------------------------------------------------------------------
                                                       Pinnacle                                    29.9%         50.4%       29.4%
                                                       Trimmed Mean(2)                             24.4%         30.3%       36.5%
                                                       Average                                     28.0%         34.4%       40.6%
                                                       Median                                      22.2%         28.4%       34.5%
                                                       -----------------------------------------------------------------------------

____________________
Source: Securities Data Company, Inc.
(1) Transaction Value is defined by SDC as reported deal value, which includes the amount paid for all common stock, common stock equivalents, preferred stock, debt, options, assets, warrants and stake purchases made within six months of the announcement date of the transaction.
(2)  Trimmed average excludes the highest 10% and lowest 10% premiums paid.

DRAFT                                -11-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
12/15/1998  01/21/1999  EMAP PLC                       Petersen Companies Inc         $1,494.8      8.6%         43.9%       39.8%
05/04/1999  06/24/1999  Getronics NV                   Wang Laboratories Inc           1,490.2     14.7%         22.8%       41.4%
02/09/1998  06/15/1998  United States Filter Corp      Culligan Water Technologies     1,474.3     57.5%         62.9%       27.3%
10/20/1997  03/06/1998  Kinder Morgan Energy Partners  Santa Fe Pacific Pipeline       1,473.0     31.8%         33.2%       38.6%
01/20/1998  05/27/1998  Investor Group                 Regal Cinemas Inc               1,462.7     14.3%         10.7%       34.8%
11/17/1998  03/30/1999  Prologis Trust                 Meridian Industrial Trust Inc   1,456.8     12.7%         14.9%        9.0%
06/30/1997  12/23/1997  JP Foodservice Inc             Rykoff-Sexton Inc               1,435.9     24.4%         26.0%       27.6%
08/18/1997  11/04/1997  Texaco Inc                     Monterey Resources Inc          1,435.3     39.4%         39.4%       54.1%
05/17/1999  07/23/1999  Synetic Inc                    Medical Manager Corp            1,411.3     76.9%         80.5%       99.0%
08/09/1999  10/12/1999  EMC Corp                       Data General Corp               1,410.4     72.7%         63.4%       31.1%
06/18/1999  01/11/2000  Citizens Financial Group,RI    UST Corp,Boston,MA              1,402.6     33.2%         34.7%       33.3%
12/18/1998  07/02/1999  ALLTEL Corp                    Aliant Communications Inc       1,397.3     26.7%         26.2%       30.4%
07/12/1999  11/16/1999  Royal & Sun Alliance Insurance Orion Capital Corp              1,390.6     22.7%         30.5%       68.8%
01/23/1997  05/19/1997  Kohlberg Kravis Roberts & Co   Amphenol Corp                   1,390.4     12.4%         16.9%       26.1%
05/21/1999  09/30/1999  AK Steel Holding Corp          Armco Inc                       1,390.3     19.0%         13.9%       27.5%
01/11/1999  04/26/1999  Bergen Brunswig Corp           PharMerica Inc                  1,385.0     37.5%         55.4%      130.6%
09/15/1999  01/07/2000  Microsoft Corp                 Visio Corp                      1,374.9     27.7%         38.0%       45.3%
09/28/1999  12/10/1999  Chase Manhattan Corp,NY        Hambrecht & Quist Group Inc     1,368.0     21.8%         26.2%       30.9%
11/19/1997  04/01/1998  Total Renal Care Holdings Inc  Renal Treatment Centers Inc     1,362.6      8.6%         17.0%       26.9%
05/20/1997  09/02/1997  Tyco International Ltd         Keystone International Inc      1,361.5     84.2%         85.3%      102.5%
03/17/1997  08/20/1997  News Corp Ltd                  Heritage Media Corp             1,351.8     69.1%         72.6%       69.1%
07/19/1999  01/06/2000  AirTouch Cellular              CommNet Cellular Inc            1,349.8      2.5%         -3.3%       44.6%
01/14/1997  04/30/1997  KLA Instruments Corp           Tencor Instruments Inc          1,343.6     33.1%         42.2%       70.2%
01/21/1997  07/08/1997  First Maryland Bancorp,MD      Dauphin Deposit Corp,PA         1,343.4     32.2%         43.3%       49.0%
11/20/1998  10/19/1999  AES Corp                       CILCORP Inc                     1,332.7     21.5%         23.2%       27.1%
04/21/1998  06/24/1998  GEC PLC                        Tracor Inc                      1,323.5     10.0%         16.8%       25.0%
08/17/1998  12/31/1998  Waste Management Inc           Eastern Environmental Services  1,276.2      5.5%          3.9%       -1.8%
06/18/1998  09/24/1998  NOVA Corp                      PMT Services Inc                1,266.6     22.0%         35.5%       32.0%
04/19/1999  08/19/1999  Investor Group                 Blount International Inc        1,257.3      8.4%          8.1%       11.6%
06/16/1997  10/10/1997  Genesis Eldercare              Multicare Cos Inc               1,249.1      9.3%         13.7%       34.9%
04/23/1997  06/25/1997  Hewlett-Packard Co             VeriFone Inc                    1,245.1     67.6%         50.2%       43.8%
02/18/1997  06/27/1997  NGC Corp                       Destec Energy Inc               1,222.4     82.3%         80.4%       63.4%
01/20/1997  04/08/1997  Boston Scientific Corp         Target Therapeutics Inc         1,218.3     63.6%         65.9%       93.7%
09/12/1997  02/25/1998  American General Corp          Western National Corp           1,215.0      9.6%          7.4%       14.4%
03/16/1998  08/03/1998  CapStar Hotel Co               American General Hospitality    1,211.8     56.6%         58.4%       52.0%
09/08/1997  02/02/1998  WorldCom Inc                   CompuServe Inc(H&R Block)       1,185.9      1.4%          2.9%        8.4%
02/16/1999  06/18/1999  XL Capital Ltd                 NAC Re Corp                     1,183.0     22.2%         13.3%       17.9%
10/21/1999  02/01/2000  Iron Mountain Inc              Pierce Leahy Corp               1,174.4     29.7%         34.6%       56.2%
04/26/1999  10/01/1999  First Union Corp, Charlotte,NC EVEREN Capital Corp             1,172.2     28.5%         34.1%       52.1%
03/03/1999  07/07/1999  Welsh Carson Anderson & Stowe  Concentra Managed Care Inc      1,164.3     41.9%         56.2%       58.1%
02/26/1999  06/23/1999  Koninklijke Philips Electronic VLSI Technology Inc             1,162.5     95.3%        115.4%       76.8%
06/02/1999  08/09/1999  United Pan-Europe Comm NV      @Entertainment Inc              1,154.6     52.0%         47.6%      120.3%

DRAFT                                 -1-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
10/13/1997  12/01/1997  McAfee Associates Inc          Network General Corp            1,142.5     19.6%         25.3%       42.7%
01/15/1997  08/06/1997  Columbia/HCA Healthcare Corp   Value Health Inc                1,132.3      1.2%          0.6%        0.0%
05/05/1997  09/30/1997  Huntington Bancshares Inc, OH  First Michigan Bank Corp,MI     1,131.2     36.2%         46.9%       43.8%
07/26/1999  08/03/1999  Shareholders                   Quantum Corp                    1,129.6    -72.7%        -74.7%      -71.0%
07/12/1999  08/13/1999  Accor SA                       Red Roof Inns Inc               1,128.1     24.2%         26.4%       31.9%
06/16/1999  07/15/1999  Cendant Corp                   Cendant Corp                    1,125.0     13.9%         18.4%       19.2%
06/12/1998  07/21/1998  Armstrong World Industries Inc Triangle Pacific Corp           1,124.3     26.1%         26.5%       24.0%
04/14/1999  10/17/1999  Aptco LLC                      Berkshire Realty Co Inc         1,122.8     25.6%         29.8%       27.3%
09/28/1998  12/10/1998  HBO & Co                       Access Health Inc               1,118.3     39.2%         44.4%       81.7%
03/14/1997  10/01/1997  Marshall & Ilsley, Milwaukee,W Security Capital,Milwaukee,WI   1,115.8     31.4%         32.6%       39.9%
06/09/1997  07/15/1997  Atlas Copco North America Inc  Prime Service Inc               1,112.0     28.6%         29.9%       31.3%
11/25/1998  03/30/1999  Seagull Energy Corp            Ocean Energy Inc                1,094.2      5.5%         17.7%      -15.6%
04/30/1998  07/28/1999  Nevada Power Co                Sierra Pacific Resources Corp   1,081.3     -1.4%         -1.6%      -10.6%
12/13/1998  05/28/1999  Placer Dome Inc                Getchell Gold Corp              1,078.7     14.3%        139.2%       90.7%
05/26/1998  02/17/1999  Roslyn Bancorp Inc, Roslyn, NY T R Financial Corp,NY           1,078.0     46.6%         58.1%       62.4%
05/15/1997  10/29/1997  Associated Banc, Green Bay, WI First Finl,Stevens Point,WI     1,074.7      5.0%          6.0%       12.2%
09/02/1999  10/08/1999  Dyckerhoff AG                  Lone Star Industries Inc        1,074.6     44.7%         50.7%       34.7%
09/25/1999  11/18/1999  Grupo Mexicano de Desarrollo   ASARCO Inc                      1,073.3     26.3%         39.6%       31.1%
08/10/1998  10/15/1998  Allied Waste Industries Inc    American Disposal Services Inc  1,066.6     16.2%         14.9%       -4.3%
03/18/1998  06/30/1998  Southdown Inc                  Medusa Corp                     1,052.5     17.2%         24.3%       35.3%
05/08/1997  11/04/1997  Apollo Management LP           Living Centers of America Inc   1,048.2     17.8%         22.7%       41.5%
06/06/1997  10/14/1997  Excel Communications Inc       Telco Communications Group Inc  1,046.5     32.9%         23.8%       26.4%
06/16/1998  09/30/1998  United Rentals Inc             US Rentals Inc                  1,046.3      5.1%         -0.0%        1.6%
02/08/1999  07/20/1999  Chubb Corp                     Executive Risk Inc              1,044.9     63.0%         53.2%       33.9%
04/27/1998  06/01/1998  Lucent Technologies Inc        Yurie Systems Inc               1,044.1     11.1%         17.4%       49.7%
12/23/1997  03/27/1998  Ocean Energy Inc               United Meridian Corp            1,031.8    -13.9%         -9.8%       -9.7%
05/05/1997  08/01/1997  Northrop Grumman Corp          Logicon Inc                     1,027.5     75.7%         84.2%      102.7%
01/07/1997  02/25/1997  MedTrans Inc (Laidlaw Inc)     American Medical Response Inc   1,011.1     21.2%         23.1%       36.8%
06/14/1999  11/26/1999  DoubleClick Inc                Abacus Direct Corp              1,006.0     25.1%         25.1%       16.9%
11/02/1998  03/30/1999  BMC Software Inc               Boole & Babbage Inc             1,000.1     21.8%         22.4%       62.2%
01/16/1998  06/02/1998  US Office Products Co          US Office Products Co           1,000.0     46.9%         70.1%       61.8%
07/26/1999  12/23/1999  Shire Pharmaceuticals Group    Roberts Pharmaceutical Corp       998.8     19.9%         28.9%       55.7%
01/16/1997  05/30/1997  Equity Residential Pptys Trust Wellsford Residential Ppty        995.5      7.6%          9.2%        9.8%
11/05/1997  01/16/1998  Consolidated Stores Corp       Mac Frugal's Bargains             994.1      2.9%         18.5%       23.5%
04/29/1999  06/17/1999  United News & Media PLC        CMP Media Inc                     994.0     15.1%         27.9%       25.6%
09/29/1997  12/01/1997  Suiza Foods Corp               Morningstar Group Inc             972.0     14.6%         11.5%       53.5%
06/08/1998  10/15/1998  Healthcare Realty Trust Inc    Capstone Capital Corp             971.4      5.1%          4.5%        1.0%
08/03/1998  10/20/1998  Ascend Communications Inc      Stratus Computer Inc              969.7     19.1%         53.3%       33.4%
02/09/1998  03/31/1998  CVS Corp                       Arbor Drugs Inc                   966.7      1.9%         14.1%       18.1%
04/07/1997  07/30/1997  Rational Software Corp         Pure Atria Corp                   958.4     18.5%         23.3%       23.8%
05/19/1999  11/16/1999  US Bancorp, Minneapolis, MN    Western Bancorp,California        958.0     13.8%          9.3%       31.3%
10/10/1997  11/19/1997  Kennametal Inc                 Greenfield Industries Inc         957.0     19.7%         26.7%       44.1%

DRAFT                                 -2-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
05/17/1999  10/01/1999  Charter One Finl, Cleveland,OH St. Paul Bancorp,Chicago,IL       954.6     -7.0%         -5.9%       -0.8%
08/07/1997  01/21/1998  Investor Group                 Fisher Scientific Intl Inc        950.6     -5.2%         -0.4%        5.5%
06/28/1999  12/07/1999  Investor Group                 Big Flower Holdings Inc           945.4     12.0%          9.3%       18.1%
02/17/1999  02/10/2000  SCANA Corp                     PSNC                              941.0     45.1%         45.1%       32.0%
04/07/1997  08/08/1997  Parker & Parsley Petroleum Co  Mesa Inc                          938.7     24.3%        -30.4%      -27.5%
08/28/1997  12/23/1997  Equity Residential Pptys Trust Evans Withycombe Residential      932.4     14.2%         21.4%       18.9%
06/02/1999  09/23/1999  Westwood One Inc               Metro Networks Inc                926.1     -5.4%         -7.9%        4.9%
07/30/1997  09/18/1997  Fujitsu Ltd                    Amdahl Corp                       924.8      5.0%         22.5%       25.6%
07/07/1997  10/21/1997  Integrated Health Services Inc RoTech Medical Corp               918.9     19.8%         12.7%       22.2%
02/27/1997  08/01/1997  Summit Bancorp, Princeton, NJ  Collective Bancorp Inc            916.1     15.6%         22.9%       29.6%
09/05/1997  11/26/1997  Misys PLC                      Medic Computer Systems Inc        915.8      7.7%         12.0%       25.0%
07/08/1999  11/02/1999  Allstate Corp                  American Heritage Life Invt       914.4     21.1%         25.9%       40.2%
12/11/1997  01/20/1998  MascoTech Inc                  TriMas Corp                       911.7     12.7%         10.0%       19.0%
12/01/1999  03/01/2000  Informix Corp                  Ardent Software Inc               909.2     46.7%         51.4%       80.6%
11/26/1997  04/23/1998  Teleport Communications Group  ACC Corp                          906.8     14.9%         19.0%       84.3%
08/03/1999  11/04/1999  Health Care Property Investors American Health Properties Inc    904.9     11.0%          9.5%       -0.6%
10/06/1997  02/17/1998  HF Ahmanson & Co,Irwindale,CA  Coast Savings Financial Inc,CA    902.7    -14.5%        -12.5%       -7.0%
02/04/1997  05/06/1997  WMX Technologies Inc           WMX Technologies Inc              900.0    -17.0%        -12.4%       -9.1%
06/14/1999  11/11/1999  Vivendi SA                     Superior Services Inc             897.7     13.7%         25.6%       20.3%
09/18/1998  11/20/1998  GE Medical Systems             Marquette Medical Systems Inc     897.3     95.9%        103.3%       83.5%
10/28/1997  04/01/1998  First Empire State Corp, NY    ONBANCorp Inc,Syracuse,NY         893.0     18.0%         12.9%       21.4%
08/04/1998  10/08/1998  AlliedSignal Inc               AMP Inc                           890.0     55.5%         50.8%       30.4%
11/16/1998  01/06/1999  Vulcan Materials Co            CalMat Co                         886.6     14.0%         16.7%       33.0%
10/09/1998  02/17/1999  InaCom Corp                    Vanstar Corp                      886.2     28.5%         31.4%       24.8%
11/17/1999  02/08/2000  Kimberly-Clark Corp            Safeskin Corp                     882.1     28.0%         45.0%       66.6%
04/14/1997  11/12/1997  Neptune Orient Lines Ltd       APL Ltd                           878.5     55.8%         65.4%       42.6%
09/02/1998  12/21/1998  DST Systems Inc                USCS International Inc            877.8     43.6%         35.0%       59.9%
04/05/1999  11/22/1999  Investor Group                 Sunstone Hotel Investors Inc      875.4     41.9%         43.1%       40.7%
08/21/1997  01/14/1998  Comverse Technology Inc        Boston Technology Inc             873.9     -0.3%         16.2%       10.4%
01/14/1998  06/19/1998  Kimco Realty Corp              Price REIT Inc                    870.6     13.5%         14.3%       18.2%
05/23/1997  10/06/1997  Price Communications Corp      Palmer Wireless Inc               870.4     45.1%         55.6%       64.7%
06/20/1997  03/30/1998  Waste Management Inc           Wheelabrator Technologies Inc     869.7     26.9%         28.2%       30.7%
05/03/1999  08/24/1999  Investor Group                 Cellular Commun of Puerto Rico    867.8     24.2%         12.9%        7.3%
10/29/1997  01/30/1998  Proffitt's Inc                 Carson Pirie Scott & Co           867.7     38.8%         39.3%       31.8%
11/20/1998  04/02/1999  Lowe's Companies Inc           Eagle Hardware & Garden Inc       867.4     10.5%         18.4%       26.1%
11/13/1997  06/15/1998  Prime Retail Inc               Horizon Group Inc                 867.3      2.7%         -2.2%       -7.9%
05/26/1999  12/30/1999  ACE Ltd                        Capital Re Corp                   858.7     29.0%         29.0%       24.2%
05/10/1999  07/06/1999  Georgia-Pacific Corp           Unisource Worldwide Inc           849.2     37.1%         43.3%       67.0%
08/03/1998  09/02/1998  AEI Resources Inc              Zeigler Coal Holding Co           848.3     32.8%         30.8%       20.6%
07/23/1999  10/15/1999  Texas Instruments Inc          Unitrode Corp                     847.9     -7.7%        -18.8%      -15.3%
12/03/1998  04/13/1999  Fairfax Financial Holdings Ltd TIG Holdings Inc                  846.8     26.9%         29.4%       15.3%
03/01/1999  07/29/1999  Gilead Sciences Inc            NeXstar Pharmaceuticals Inc       842.4     75.1%        129.0%      169.6%

DRAFT                                 -3-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
05/26/1998  08/24/1998  Arbor Software Corp            Hyperion Software Corp            837.3      5.0%          3.8%       -3.6%
06/29/1998  12/31/1998  Hilton Hotels Corp             Grand Casinos Inc                 832.4      6.4%          8.3%        7.2%
05/17/1999  01/13/2000  Precision Castparts Corp       Wyman-Gordon Co                   828.8     50.9%         56.9%       87.1%
06/15/1998  11/30/1998  Charter One Finl, Cleveland,OH ALBANK Financial Corp,NY          827.8     14.0%         12.9%       11.3%
04/29/1998  08/14/1998  Elan Corp PLC                  Neurex Corp                       824.5     65.6%         46.8%       41.4%
04/15/1997  09/25/1997  Ultramar Diamond Shamrock Corp Total Petroleum(North Amer)Ltd    823.7     -1.8%         -0.6%        0.7%
10/07/1997  03/30/1998  North Fork Bancorp,Melville,NY New York Bancorp,Douglaston,NY    822.1     13.3%         24.0%       21.7%
08/10/1998  01/04/1999  Harrah's Entertainment         Rio Hotel & Casino Inc            821.9      6.6%         14.6%       13.8%
06/01/1999  07/13/1999  Intel Corp                     Dialogic Corp                     817.3     31.8%         40.8%       53.7%
08/27/1999  11/05/1999  Medtronic Inc                  Xomed Surgical Products Inc       815.6     28.5%         38.1%       44.5%
01/20/1998  02/23/1998  ADVANTA Corp                   ADVANTA Corp                      814.6     41.6%         41.0%       61.6%
10/19/1999  03/07/2000  Farmers Insurance Group        Foremost Corp of America          814.0     22.2%         22.2%       22.5%
07/12/1999  09/24/1999  IBM Corp                       Sequent Computer Systems Inc      808.9      7.5%         32.1%       41.9%
07/27/1999  10/27/1999  Cooper Tire & Rubber Co        Standard Products Co              800.6     46.0%         54.9%       35.8%
07/20/1998  08/14/1998  Inland Steel Industries Inc    Inland Steel Industries Inc       794.5      4.3%          9.8%        5.7%
05/11/1998  07/10/1999  Consolidated Edison Inc        Orange & Rockland Utilities       791.8     38.5%         40.5%       35.1%
02/17/1998  06/11/1998  US Industries Inc              Zurn Industries Inc               790.8     19.5%         22.0%       36.0%
07/28/1997  12/22/1997  IMC Global Inc                 Freeport-McMoRan Inc              790.7     14.4%         13.6%        5.2%
12/18/1997  02/12/1999  NIPSCO Industries Inc          Bay State Gas Co                  790.5     26.5%         32.0%       38.5%
01/21/1998  05/22/1998  DLJ Merchant Bkg Partners II   Thermadyne Holdings Corp          790.0     19.5%         21.1%       18.5%
12/18/1998  03/01/1999  Borg-Warner Automotive Inc     Kuhlman Corp                      789.9     23.8%         43.1%       38.4%
07/29/1998  10/02/1998  Koninklijke Philips Electronic ATL Ultrasound Inc                786.4     20.1%         12.2%        9.8%
05/18/1999  08/16/1999  AMSTED Industries Inc          Varlen Corp                       784.8     61.9%         50.0%       68.4%
12/23/1998  09/23/1999  Kimberly-Clark Corp            Ballard Medical Products          781.8     -0.5%         12.4%       13.0%
07/10/1997  11/18/1997  Investor Group                 Kinetic Concepts Inc              776.7      6.9%          7.7%        9.2%
04/21/1997  06/10/1997  Harcourt General Inc           National Education Corp           776.1     22.6%         54.1%       40.0%
04/14/1997  01/05/1998  Patriot Amer Hosp/Wyndham Intl Wyndham Hotel Corp                773.1     48.0%         44.5%       48.9%
06/28/1999  10/21/1999  Avnet Inc                      Marshall Industries               769.3     74.8%         99.6%       99.6%
09/11/1997  12/22/1997  Pillowtex Corp                 Fieldcrest Cannon Inc             768.2      1.5%          8.6%       31.7%
12/15/1997  05/01/1998  US Bancorp,Minneapolis,MN      Piper Jaffray Cos                 767.8     25.2%         24.2%       54.0%
01/09/1998  03/30/1998  National City,Cleveland,Ohio   Fort Wayne Natl Corp,Indiana      767.6      4.9%         -2.3%        5.8%
02/16/1999  05/07/1999  Evercore Capital Partners LP   American Media Inc                765.7     13.1%         21.7%       36.6%
05/11/1999  09/03/1999  UtiliCorp United Inc           Empire District Electric Co       763.9     38.8%         39.6%       36.0%
12/22/1997  05/21/1998  Investor Group                 Dynatech Corp                     762.9     29.9%         37.2%       29.9%
05/03/1999  06/04/1999  Limited Inc                    Limited Inc                       750.0     14.3%         19.0%       26.8%
04/30/1999  07/22/1999  Ceridian Corp                  ABR Information Services Inc      745.1     48.4%         50.6%       54.5%
08/06/1998  01/19/1999  Service Corp International     Equity Corp International         738.3     22.0%         30.1%       18.0%
12/16/1998  01/25/1999  Seita                          Consolidated Cigar Holdings       730.4     12.4%         33.5%       86.7%
01/26/2000  02/28/2000  Sempra Energy                  Sempra Energy                     720.0     15.9%         15.9%       13.5%
02/16/1999  05/11/1999  Delta Air Lines Inc            ASA Holdings Inc                  718.0      6.5%         10.6%        4.2%
05/06/1997  08/15/1997  GTE Corp                       BBN Corp                          713.8     26.1%         32.6%       64.5%
08/27/1999  12/08/1999  Viatel Inc                     Destia Communications Inc         713.3     33.7%         72.3%       75.9%

DRAFT                                 -4-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
07/06/1999  08/20/1999  Berisford PLC                  Scotsman Industries Inc           710.3      1.1%         48.7%       57.6%
10/27/1997  04/10/1998  Peoples Heritage Finl Group,ME CFX Corp,Keene,New Hampshire      704.9     26.8%         34.6%       37.8%
05/06/1998  07/22/1998  HealthSouth Corp               National Surgery Centers Inc      703.1     17.6%         16.0%       29.1%
06/12/1997  10/01/1997  Thyssen AG                     Giddings & Lewis Inc              703.0     10.5%          9.8%        0.6%
12/12/1997  05/29/1998  Bethlehem Steel Corp           Lukens Inc                        700.2     92.0%         94.3%       69.6%
04/27/1998  07/09/1998  Danaher Corp                   Fluke Corp                        699.2     61.7%         61.3%       57.9%
12/14/1998  06/15/1999  American Oncology Resources    Physician Reliance Network Inc    697.6      4.3%         15.7%       21.9%
01/14/1998  06/26/1998  Fifth Third Bancorp            CitFed Bancorp Inc,Dayton,OH      691.6     36.9%         31.7%       31.3%
01/13/1999  05/05/1999  Santa Fe Energy Resources      Snyder Oil Corp                   685.7      2.5%         -8.7%        9.2%
06/15/1999  03/01/2000  Northeast Utilities            Yankee Energy System Inc          681.6     38.5%         46.9%       51.9%
12/15/1997  03/27/1998  Physician Sales & Service Inc  Gulf South Medical Supply Inc     678.9     38.5%         22.0%       16.0%
04/27/1998  08/30/1998  Genesis Health Ventures Inc    Vitalink Pharmacy Services Inc    678.4     13.6%         12.2%        6.5%
12/11/1997  07/01/1998  Harvard Private Capital Group  White River Corp                  676.2     16.2%         24.6%       22.5%
07/08/1999  11/19/1999  Abbott Laboratories            Perclose Inc                      670.5     12.5%          9.4%       22.7%
02/18/1997  09/05/1997  Evergreen Media Corp           Chancellor Broadcasting Co        669.4      1.8%         -5.3%       13.4%
02/02/1998  07/01/1998  Mercantile Bancorp,St Louis,MO Firstbank of IL,Springfield,IL    669.2     10.4%         13.9%        7.6%
02/16/1998  08/04/1998  Tellabs Inc                    Coherent Communications Sys       664.3     30.4%         43.2%       81.4%
09/15/1997  02/06/1998  Star Banc Corp,Cincinnati,OH   Great Financial Corp,Kentucky     663.5      2.9%         23.5%       33.8%
12/16/1997  05/08/1998  Apartment Investment & Mgmt Co Ambassador Apartments Inc         663.0      4.4%          5.4%        5.4%
08/23/1999  11/23/1999  PSINet Inc                     Transaction Network Services      660.9     32.2%         61.7%       56.5%
03/25/1997  05/07/1997  IBP Inc (Occidental Petroleum) Foodbrands America Inc            657.5     47.4%         51.0%       61.4%
09/04/1997  01/09/1998  Tyson Foods Inc                Hudson Foods Inc                  648.4     23.5%         31.6%       28.6%
07/14/1999  08/11/1999  EI du Pont de Nemours and Co   EI du Pont de Nemours and Co      646.1     10.6%         15.5%       14.6%
12/09/1998  05/24/1999  Investor Group                 Tower Realty Trust Inc            645.5      9.4%          9.8%       16.4%
11/23/1998  06/09/1999  CMAC Investment Corp           Amerin Corp                       634.5     12.2%         10.9%       17.9%
05/21/1997  10/03/1997  Charter One Finl,Cleveland,OH  RCSB Finl Inc,Rochester,NY        634.1     21.8%         26.3%       42.2%
06/15/1999  08/31/1999  Pharmacia & Upjohn Inc         SUGEN Inc                         634.1     34.8%         48.5%       68.7%
07/03/1997  08/06/1997  Raab Karcher AG (VEBA AG)      Wyle Electronics                  633.0     16.8%         38.4%       35.1%
05/28/1997  02/10/1998  Blackstone Capital Partners    CommNet Cellular Inc              631.2     21.8%         28.6%       39.8%
05/28/1997  07/03/1997  Owens Corning                  Fibreboard Corp                   631.2     15.8%         22.2%       49.7%
04/28/1999  06/17/1999  TI Group PLC                   Walbro Corp                       630.3     62.4%        102.5%      122.2%
05/07/1997  08/26/1997  Vencor Inc                     Transitional Hospitals Corp       628.0     60.0%         60.0%       85.5%
01/23/1998  04/13/1998  WHX Corp                       Handy & Harman                    625.1      8.7%         14.6%        1.6%
04/13/1998  07/31/1998  Paragon Health Network Inc     Mariner Health Group Inc          622.3      6.0%         10.9%       29.0%
04/23/1999  02/08/2000  Energy East Corp               Connecticut Energy                621.7     34.1%         50.0%       65.1%
10/04/1999  03/08/2000  Travelocity.com (Sabre Hldg)   Preview Travel Inc                621.2      0.0%         15.6%        6.8%
12/16/1997  01/30/1998  SulzerMedica(Gebrueder Sulzer) Spine-Tech Inc                    621.1     14.3%         52.9%       55.8%
05/21/1998  10/02/1998  Citizens Bancshares Inc,OH     Mid Am Inc,Bowling Green,Ohio     620.2     -5.2%         -3.4%       -7.1%
09/20/1999  11/22/1999  Cie de Saint-Gobain SA         Furon Co Inc                      616.0     56.3%         50.0%       60.0%
08/10/1999  11/02/1999  Razorfish Inc                  International Integration Inc     611.0     16.3%         18.1%       17.7%
02/27/1997  06/13/1997  Camco International Inc        Production Operators Corp         609.6     22.9%         13.0%       15.9%
10/10/1999  12/16/1999  Warnaco Group Inc              Authentic Fitness Corp            605.3     18.4%         17.6%       24.2%

DRAFT                                 -5-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
10/16/1998  03/16/1999  Laidlaw Inc                    Greyhound Lines Inc               604.2     36.8%         79.3%       42.5%
08/04/1997  10/24/1997  Post Properties Inc            Columbus Realty Trust             600.0      4.2%          4.2%        4.5%
10/29/1997  02/17/1998  MBIA Inc                       CapMAC Holdings Inc               599.3      0.8%         -6.1%       -3.5%
01/27/1997  03/07/1997  Honeywell Inc                  Measurex Corp                     597.0     44.3%         42.1%       45.8%
10/21/1997  01/07/1998  Berkshire Hathaway Inc         International Dairy Queen Inc     596.9     11.9%          9.1%        9.4%
05/05/1999  06/24/1999  URS Corp                       Dames & Moore Group               596.4     33.3%         33.3%       51.5%
08/31/1999  11/22/1999  Tyco International Ltd         AFC Cable Systems Inc             595.6     24.6%         24.2%       13.8%
08/16/1999  03/01/2000  North Fork Bancorp,Melville,NY JSB Financial Inc,Lynbrook,NY     593.7      4.4%         11.4%       10.1%
12/19/1997  04/20/1998  DR Horton Inc                  Continental Homes Holding         590.2     26.3%         27.6%       36.0%
07/28/1997  10/08/1997  Sun Healthcare Group Inc       Regency Health Services Inc       587.9     34.4%         50.4%       43.1%
09/03/1997  10/01/1997  Browning-Ferris Industries Inc Browning-Ferris Industries Inc    585.0     10.4%         10.2%        8.0%
10/09/1997  03/31/1998  Browning-Ferris Industries Inc Browning-Ferris Industries Inc    585.0      4.7%          3.1%        3.8%
03/20/1997  06/17/1997  Investcorp                     Falcon Building Products Inc      584.5     43.4%         49.5%       52.7%
10/17/1997  11/19/1997  BTR PLC                        Exide Electronics Group Inc       583.2     25.2%        133.2%      149.5%
03/09/1998  08/31/1998  Fortis BV(Fortis AG,AMEV)      John Alden Financial Corp         583.1     -0.6%          0.0%        3.4%
08/26/1997  12/22/1997  Imperial Holly Corp            Savannah Foods & Industries       582.9      8.4%         14.9%       17.4%
06/01/1999  01/07/2000  Kelda Group PLC                Aquarion Co                       582.6     19.3%         28.0%       39.5%
06/08/1999  07/28/1999  Merck E(Merck AG)              VWR Scientific Products Corp      581.1     32.7%         30.7%       46.5%
10/15/1997  04/17/1998  CNB Bancshares Inc,Indiana     Pinnacle Financial Svcs Inc,MI    577.4     15.6%         27.1%       32.5%
06/12/1998  10/26/1998  KeyCorp,Cleveland,Ohio         McDonald & Co Investments Inc     577.4      0.7%          2.7%        7.4%
10/05/1998  03/17/1999  ALZA Corp                      SEQUUS Pharmaceuticals Inc        577.4     56.1%         81.1%      185.9%
10/14/1999  12/22/1999  Millennium Pharmaceuticals Inc LeukoSite Inc                     577.3     60.3%         91.3%       52.6%
04/09/1997  05/13/1997  Tomkins PLC                    Stant Corp(Bessemer Capital Pa    574.0     29.3%         48.3%       49.6%
02/08/1999  04/29/1999  Building One Services Corp     Building One Services Corp        573.8     11.8%         12.3%       10.1%
12/02/1998  06/08/1999  Irvine Co                      Irvine Apartment Communities      569.3     24.2%         25.3%       28.0%
01/14/1997  04/01/1997  Barnett Banks,Jacksonville,FL  Oxford Resources Corp             561.0     10.0%         23.5%       28.1%
11/03/1997  03/24/1998  Allegheny Teledyne Inc         Oregon Metallurgical Corp         557.2     45.5%         61.7%       40.6%
07/26/1999  09/02/1999  Autogrill (Benetton Group SpA) Host Marriott Services            547.3     61.5%         73.8%      101.6%
02/24/1997  07/01/1997  ReliaStar Financial Corp       Security-Connecticut Corp         545.4     43.7%         45.1%       36.4%
08/23/1999  10/20/1999  Sun Microsystems Inc           Forte Software Inc                545.1     31.0%         64.2%       61.3%
06/10/1997  11/03/1997  Wachovia Corp,Winston-Salem,NC Jefferson Bankshares Inc,VA       544.5     29.4%         33.9%       36.2%
03/26/1998  10/01/1998  Zions Bancorp,Utah             Sumitomo Bank of California       544.3     -5.8%          6.3%      -18.2%
12/07/1998  02/11/1999  GKN PLC                        Interlake Corp                    540.4     07.1%        110.9%      100.0%
04/05/1999  07/22/1999  Welsh Carson Anderson & Stowe  BancTec Inc                       535.5     42.3%         33.9%       28.1%
08/13/1998  12/31/1998  Stone Rivet Inc                Envirotest Systems Corp           535.3     15.0%          1.5%      -16.9%
06/17/1998  09/24/1998  Micro Focus Group PLC          Intersolv Inc                     532.0     56.2%         41.0%       52.1%
10/15/1997  12/04/1997  Synopsis Inc                   Viewlogic Systems Inc             530.9     24.4%         25.1%       29.5%
05/06/1997  07/22/1997  Durco International Inc        BW/IP Inc                         530.7     -5.5%         14.2%       18.7%
06/29/1998  09/30/1998  Medtronic Inc                  Physio-Control International      529.1     19.6%         31.7%       31.3%
05/06/1999  08/02/1999  Litton Industries Inc          Avondale Industries Inc           523.8     47.0%         47.0%       38.6%
11/19/1997  08/12/1998  Investor Group                 Telemundo Group Inc               521.4     19.7%         29.1%       25.0%
03/10/1997  09/02/1997  General Electric Co            Greenwich Air Services Inc        519.2     21.6%         33.3%       34.8%

DRAFT                                 -6-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
08/05/1998  02/05/1999  Public Storage Inc             Storage Trust Realty              518.3     -9.5%         -3.4%      -12.9%
03/25/1999  07/02/1999  Interim Services Inc           Norrell Corp                      517.3     27.0%         19.9%        2.6%
06/23/1997  10/17/1997  General Motors Acceptance (GM) Integon Corp                      517.1    173.7%         92.6%       74.8%
05/07/1999  07/30/1999  McDermott International Inc    J Ray McDermott SA                514.5     16.8%         13.1%       19.2%
02/03/1999  07/07/1999  Investor Group                 St John Knits Inc                 513.8     42.9%         44.1%       50.0%
07/12/1999  10/26/1999  DoubleClick Inc                NetGravity Inc                    512.0     11.2%          4.2%       54.3%
03/06/1997  07/31/1997  Philip Environmental Inc       Allwaste Inc                      506.7     48.2%         63.3%       95.2%
05/27/1998  09/17/1998  Acxiom Corp                    May & Speh Inc                    502.5      2.6%         12.6%       20.3%
09/16/1997  11/04/1997  Pearson PLC                    All American Communications       500.2     12.7%         41.7%       37.8%
08/09/1999  11/29/1999  GE Medical Systems             OEC Medical Systems Inc           500.0      7.1%         10.6%       42.9%
07/12/1999  01/06/2000  RHI AG                         Global Industrial Technologies    498.2      4.0%          6.1%        9.5%
11/24/1998  03/01/1999  JC Penney Co                   Genovese Drug Stores              497.5      0.0%         20.0%       51.9%
10/31/1997  02/27/1998  Premiere Technologies Inc      Xpedite Systems Inc               496.4     69.0%         73.0%       68.0%
01/30/1997  08/12/1997  Samsung Electronics Co Ltd     AST Research Inc                  495.8     16.8%          8.0%       20.0%
06/24/1999  08/31/1999  Carrier Corp(United Tech Corp) International Comfort Products    495.2      9.3%         11.9%       33.3%
09/27/1999  11/19/1999  Westinghouse Air Brake Co      MotivePower Industries Inc        493.0     21.1%        -21.1%      -29.8%
07/28/1999  01/14/2000  BB&T Corp,Winston-Salem,NC     Premier BancShares,Atlanta,GA     491.9     -5.2%         -4.0%        0.6%
10/19/1998  08/31/1999  Eastern Enterprises            Colonial Gas Co                   491.7     26.9%         29.9%       26.1%
10/21/1999  02/15/2000  Wind River Systems Inc         Integrated Systems Inc            491.2     85.1%         74.6%       68.0%
12/08/1998  03/31/1999  GreenPoint Financial Corp,NY   Headlands Mortgage Corp           491.0     50.9%         50.3%       65.7%
03/24/1999  11/04/1999  Warburg,Pincus Ventures Inc    Knoll Inc(Warburg, Pincus)        490.8     83.6%         51.9%       46.4%
03/02/1998  05/19/1998  Siebel Systems Inc             Scopus Technology Inc             490.7     58.5%         93.6%      100.1%
03/02/1998  01/07/2000  Sunbeam Corp                   Coleman Co Inc                    486.0     44.4%         58.6%      121.2%
04/20/1999  07/28/1999  Heller Financial Inc           HealthCare Financial Partners     485.3     22.8%         25.0%       39.3%
01/19/1999  03/23/1999  Dura Automotive Systems Inc    Excel Industries Inc              482.1     25.4%         41.0%       55.1%
07/15/1997  09/04/1997  Nortek Inc                     Ply-Gem Industries Inc            476.3     20.0%         16.4%       19.1%
08/23/1999  10/01/1999  Textron Inc                    Omniquip International Inc        474.5     60.0%         95.3%      152.6%
02/17/1998  05/27/1998  Applied Graphics Technologies  Devon Group Inc                   474.4     29.2%         32.0%       37.9%
04/30/1997  06/03/1997  GKN PLC                        Sinter Metals Inc                 469.7     37.0%         38.3%       32.7%
06/22/1999  12/15/1999  Newbridge Networks Corp        Stanford Telecommunications       469.1     29.4%         44.8%       62.0%
05/05/1997  08/19/1997  Giant Eagle Inc                Riser Foods Inc                   468.5     11.6%         29.2%       26.8%
11/18/1997  01/08/1998  Cendant Corp                   Jackson Hewitt                    468.2     26.5%         21.7%       47.8%
03/17/1998  07/31/1998  Investor Group                 BET Holdings Inc                  462.3     53.7%         58.5%       58.2%
06/29/1998  03/11/1999  Philadelphia Suburban Corp     Consumers Water Co                460.5     23.3%         30.7%       39.9%
07/13/1999  10/28/1999  Excite At Home                 iMall Inc                         460.3      6.2%         18.8%       61.3%
11/19/1997  02/27/1998  Texas Instruments Inc          Amati Communications Corp         459.8     31.7%         44.1%       13.5%
06/11/1997  10/31/1997  Lennar Corp                    Pacific Greystone Corp            459.3     75.3%         83.3%       98.4%
01/16/1997  02/28/1997  Synopsis Inc                   Epic Design Technology Inc        455.4     -0.6%          8.5%       23.6%
05/20/1997  07/31/1997  Registry Inc                   Renaissance Solutions Inc         454.5     30.1%         57.2%       96.5%
02/02/1998  04/20/1998  Romac International Inc        Source Services Corp              454.4     51.1%         56.7%       50.2%
12/16/1998  05/28/1999  Chittenden Corp,Burlington,VT  Vermont Financial Services,VT     454.0     34.5%         30.7%       56.6%
08/10/1998  12/07/1998  R&B Falcon Corp                Cliffs Drilling Co                452.1     39.0%         41.2%       17.0%

DRAFT                                 -7-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
06/24/1999  08/30/1999  CompuWare Corp                 Data Processing Resources Corp    452.1     95.9%         76.1%       42.8%
03/09/1998  08/14/1998  Commercial Federal,Omaha,NE    First Colorado Bancorp Inc,CO     449.5     -9.6%          0.2%        0.2%
12/18/1998  01/26/1999  Rohm and Haas Co               LeaRonal Inc                      449.2     29.2%         37.4%       59.1%
08/25/1997  12/17/1997  Wausau Paper Mills             Mosinee Paper Corp                446.3     15.6%         15.9%        5.6%
02/14/1997  09/17/1997  Greenwich Air Services Inc     UNC Inc                           442.7     37.9%         41.2%       36.4%
11/22/1999  02/10/2000  Digital Insight Corp           nFront Inc                        439.9     54.8%        117.0%      147.0%
04/15/1998  12/31/1998  Pennzoil Co                    Quaker State Corp                 439.1    -48.5%        -42.1%      -31.1%
08/03/1998  01/04/1999  Shareholders                   Priority Healthcare Corp          437.9     99.4%        101.8%      127.2%
06/21/1999  07/29/1999  National Service Industries    Holophane                         434.7     36.0%         31.9%       35.7%
05/13/1999  06/24/1999  Emerson Electric Co            Daniel Industries Inc             429.2      8.6%         19.7%       31.8%
05/25/1999  08/17/1999  Kelso & Co                     Unilab Corp(Corning Inc)          429.0     20.0%         15.6%       39.7%
03/17/1997  09/04/1997  TCF Financial Corp             Standard Financial,Chicago,IL     428.0     22.2%         28.2%       24.8%
05/14/1997  11/18/1997  Enron Corp                     Enron Global Power & Pipelines    428.0     11.8%         13.7%       19.7%
01/30/1998  02/03/1999  Colony Capital Inc             Harveys Casino Resorts            427.9     24.4%         23.8%       34.1%
07/20/1998  01/05/1999  Peoples Heritage Finl Group,ME SIS Bancorp Inc,Springfield,MA    427.6     27.2%         34.7%       44.0%
10/06/1997  03/20/1998  Loral Space & Communications   Orion Network Systems Inc         425.6     20.2%         27.9%       32.6%
10/11/1999  12/31/1999  PeopleSoft Inc                 Vantive Corp                      425.6     59.2%         67.4%       51.8%
03/24/1998  08/17/1998  DLJ Merchant Bkg Partners II   Insilco Corp                      425.3      4.7%         11.1%       12.9%
02/08/1999  03/24/1999  Computer Associates Intl Inc   Computer Management Sciences      425.1     19.1%         64.7%       72.3%
09/20/1999  12/30/1999  Jefferson-Pilot Corp           Guarantee Life Companies Inc      424.6      8.9%          8.5%       28.6%
09/29/1997  12/22/1997  Wallace Computer Services Inc  Graphic Industries Inc            424.5      8.8%         19.2%       34.9%
06/22/1998  08/31/1998  Learning Co Inc                Broderbund Software Inc           424.3     21.2%         16.4%       19.0%
12/14/1998  08/06/1999  Sky Financial Group Inc        First Western Bancorp Inc,PA      424.3     23.1%         28.4%       43.9%
09/30/1997  11/26/1997  AHC Acquisition Corp           Arbor Health Care Co              424.2     15.4%         19.6%       26.8%
09/22/1997  12/05/1997  Conseco Inc                    Washington National Corp          424.0      2.7%          4.1%       12.2%
07/28/1997  02/02/1998  Intel Corp                     Chips and Technologies Inc        422.9     25.0%         32.1%       68.7%
05/13/1998  06/24/1998  Samsonite Corp                 Samsonite Corp                    420.0     38.2%         46.5%       33.6%
09/20/1999  01/12/2000  CMGI Inc                       AdForce Inc                       419.0      7.5%         14.1%       51.7%
09/22/1999  11/23/1999  MedImmune Inc                  US Bioscience Inc                 418.9     33.1%         28.9%       33.9%
07/07/1998  09/21/1998  Investor Group                 Republic Engineered Steels        417.8     56.8%         68.1%       45.0%
02/02/1998  03/31/1998  Danaher Corp                   Pacific Scientific Co             417.5     20.4%         21.9%       28.7%
04/27/1999  11/22/1999  BB&T Corp,Winston-Salem,NC     First Liberty Financial Corp      416.7     34.6%         42.4%       40.7%
08/07/1998  12/31/1998  City Holding Co,Charleston,WV  Horizon Bancorp,Beckley,WV        413.4      6.2%          8.4%       15.0%
10/20/1997  06/24/1998  HSN Inc                        Ticketmaster Group Inc            413.2     32.0%         28.4%       56.3%
09/03/1997  12/30/1997  Computer Products Inc          Zytec Corp                        412.3     45.3%         48.2%       71.2%
05/14/1999  10/01/1999  Allianz Life Ins Co(Allianz)   Life USA Holding Inc              411.4    106.9%         97.6%      101.2%
02/22/1999  07/22/1999  Union Planters Corp,Memphis,TN Republic Banking Corp,Miami,FL    409.5     10.8%         28.9%       28.3%
04/27/1999  06/09/1999  Eastman Chemical Co            Lawter International Inc          408.6     38.0%         62.0%       76.6%
09/04/1997  12/18/1997  Kimberly-Clark Corp            Tecnol Medical Products Inc       407.8     -9.1%         -7.0%       -9.1%
07/19/1999  10/01/1999  Starlight Communications       Vistana Inc                       406.1      7.6%         14.2%       32.6%
01/15/1998  07/01/1998  First Midwest Bancorp,IL       Heritage Financial Services       405.8      7.8%         10.5%       31.1%
02/25/1997  03/27/1997  IPALCO Enterprises Inc         IPALCO Enterprises Inc            405.1     21.4%         22.5%       24.8%

DRAFT                                 -8-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
06/03/1997  09/08/1997  Humana Inc                     Physician Corp of America         405.1     12.0%         12.0%       23.1%
03/26/1999  06/30/1999  Fremont Partners               Juno Lighting Inc                 404.9     21.2%         19.8%       21.6%
09/20/1999  11/16/1999  Computer Sciences Corp         Nichols Research Corp             400.9      6.9%          9.0%       24.6%
08/24/1999  11/12/1999  Nortel Networks Corp           Periphonics Corp                  398.5     15.8%         34.8%       36.0%
07/30/1997  09/04/1997  Laidlaw Inc                    EmCare Holdings Inc               398.3     -0.7%         -1.0%        2.9%
12/15/1997  03/02/1998  Elan Corp PLC                  Sano Corp                         396.8     52.7%         42.6%       95.1%
12/23/1998  03/18/1999  Chevron Corp                   Rutherford-Moran Oil Corp         396.3     31.0%        -29.8%      -52.5%
12/17/1997  04/08/1998  Camden Property Trust          Oasis Residential Inc             395.2      9.5%         10.7%        7.9%
08/13/1999  09/22/1999  Hochtief AG (RWE AG)           Turner Corp                       394.8     13.1%          6.0%       34.7%
04/21/1999  11/11/1999  Healtheon Corp                 MedE America Inc                  390.5     36.7%         44.5%      113.5%
09/29/1997  12/23/1997  HBO & Co                       HPR Inc                           389.6     22.9%         24.5%       32.4%
12/27/1998  04/20/1999  Fairchild Corp                 Kaynar Technologies Inc           388.7     16.8%         27.8%       38.6%
06/14/1999  11/12/1999  Investor Group                 Maxxim Medical Inc                386.9     30.8%         38.2%       71.2%
11/25/1998  09/29/1999  Investor Group                 Sbarro Inc                        386.4      3.3%          5.3%        2.8%
06/29/1999  12/01/1999  Hudson United Bancorp, NJ      JeffBanks Inc,Philadelphia,PA     386.1     18.5%         27.7%       30.2%
07/15/1999  11/23/1999  DLJ Merchant Bkg Partners II   Merrill Corp                      384.7     25.3%         37.5%       47.3%
06/07/1999  11/04/1999  Southern Union Co              Pennsylvania Enterprises Inc      384.4     17.9%         20.7%       35.3%
09/21/1997  12/16/1997  Affiliated Computer Services   Computer Data Systems Inc         383.7     42.5%         47.6%       73.7%
02/19/1999  03/31/1999  Securitas AB                   Pinkerton's Inc                   383.0     71.2%         71.9%       46.8%
11/08/1999  12/13/1999  Washington Post Co             Washington Post Co                383.0      7.8%          8.0%       11.9%
01/13/1999  12/10/1999  Casella Waste Systems Inc      KTI Inc                           381.7    -51.0%        -48.2%      -51.6%
09/08/1998  06/30/1999  Sovereign Bancorp, PA          Peoples Bancorp Inc,New Jersey    381.4     26.3%         44.8%       21.7%
08/14/1997  12/31/1997  Allied Capital Lending Corp    Allied Capital Commercial Corp    381.3      7.5%          7.8%       10.6%
02/11/1998  05/20/1998  Wolters Kluwer NV              Waverly Inc                       379.4     42.5%         50.7%       50.7%
04/30/1998  11/02/1998  Dow AgroSciences(Dow Chemical) Mycogen Corp(Dow AgroSciences)    379.3     41.8%         40.0%       52.4%
08/24/1998  11/19/1998  Liberty Media(Tele-Commun)     Tele-Commun Intl(Tele-Commun)     379.1     -1.1%         -4.5%       -9.9%
12/01/1999  02/25/2000  King Pharmaceuticals Inc       Medco Research Inc                378.7     27.7%         20.6%       38.1%
02/10/1997  03/31/1997  Vencor Inc                     TheraTx Inc                       378.2     30.3%         35.4%       59.1%
11/13/1997  03/11/1998  Chesapeake Energy Corp         Hugoton Energy Corp               377.0      7.7%         11.0%       26.9%
02/06/1998  04/17/1998  Corporate Express Inc          Corporate Express Inc             376.3     15.8%         21.6%       -2.3%
06/23/1997  10/15/1997  Dime Bancorp Inc,New York,NY   North American Mortgage Co        376.1     12.0%         19.0%       31.8%
03/02/1998  08/17/1998  El Paso Natural Gas Co         DeepTech International            375.4      8.7%          9.8%       15.5%
05/19/1999  10/01/1999  Washington Mutual, Seattle, WA Long Beach Financial Corp         374.8     25.9%         24.0%       35.5%
05/10/1999  07/30/1999  ShopKo Stores Inc              Pamida Holdings Corp              372.3     27.8%         55.9%      253.8%
11/18/1997  07/01/1998  Union Planters Corp,Memphis,TN Peoples First Corp                372.2     12.9%         14.3%       12.5%
07/14/1997  10/28/1997  Investor Group                 Katz Media Group                  371.9     44.3%         69.2%       93.4%
01/11/1999  03/24/1999  Cintas Corp                    Unitog Co                         370.8     76.9%         83.0%       93.1%
10/25/1999  01/19/2000  Bamboo.com Inc                 Interactive Pictures Corp         368.5      2.9%          1.1%       -3.3%
10/27/1997  04/15/1998  Webster Finl Corp,Waterbury,CT Eagle Finl Corp,Bristol,CT        367.0     28.9%         34.4%       37.7%
01/13/1997  04/25/1997  Veritas Software Corp          OpenVision Technologies Inc       365.7     43.7%         46.5%       50.9%
02/09/1998  06/02/1998  Kinross Gold Corp              Amax Gold Inc                     365.5     -9.0%         -1.3%       36.5%
02/24/1998  04/06/1998  Siebe PLC                      Wonderware Corp                   362.7     50.0%         59.3%       79.4%

DRAFT                                 -9-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
06/16/1997  08/07/1997  BT Industries AB               Raymond Corp                      360.4     -6.1%         -1.5%        6.5%
05/11/1999  06/08/1999  Conectiv Inc                   Conectiv Inc                      360.3      9.4%          8.5%       28.3%
02/03/1997  03/10/1997  Scotsman Industries Inc        Kysor Industrial Corp             359.2     16.2%         17.0%       24.6%
10/17/1997  01/02/1998  SunGard Data Systems Inc       Infinity Financial Technology     358.0     19.0%         17.9%       17.4%
06/08/1999  07/31/1999  Meggitt PLC                    Whittaker Corp                    357.3      3.9%          4.4%       13.1%
02/06/1997  08/29/1997  Sovereign Bancorp,PA           Bankers Corp,Perth Amboy,NJ       356.9     18.6%         30.2%       27.3%
09/18/1997  02/27/1998  Sovereign Bancorp,PA           ML Bancorp,Villanova,PA           355.6     36.2%         49.1%       51.8%
05/22/1997  11/20/1997  US Office Products Co          Mail Boxes Etc                    354.8     39.2%         41.0%       38.3%
08/30/1999  02/22/2000  North Fork Bancorp,Melville,NY Reliance Bancorp Inc,New York     354.3     12.5%         25.5%       38.0%
09/17/1997  12/12/1997  Warnaco Group Inc              Designer Holdings(New Rio LLC)    353.6     17.3%         50.4%       58.5%
05/17/1999  11/11/1999  Security First Technologies    Edify Corp                        353.5     14.8%         20.1%      146.5%
11/11/1998  07/15/1999  Carolina Power & Light Co      North Carolina Natural Gas        352.5     48.1%         41.1%       47.8%
03/11/1999  11/01/1999  Bay View Capital,San Mateo,CA  Franchise Mortgage Acceptance     352.4     35.1%         32.1%       72.7%
04/29/1999  08/10/1999  Pentair Inc                    Essef Corp                        352.1     -1.5%          8.4%       22.4%
06/29/1998  09/22/1998  Key Energy Group Inc           Dawson Production Services Inc    350.9     40.7%         50.5%       66.7%
02/19/1998  10/15/1998  Hollywood Park Inc             Casino Magic Corp                 344.8     34.5%         32.1%       32.1%
11/11/1997  02/11/1998  Respironics Inc                Healthdyne Technologies Inc       344.1     44.4%         40.1%       44.4%
01/29/1998  05/21/1998  AmeriServe Food Distn Inc      ProSource Inc(Onex Corp)          343.3    126.4%        106.9%      100.0%
03/05/1998  05/20/1998  Xerox Corp                     Intelligent Electronics Inc       342.4      5.7%         19.2%       34.4%
06/10/1997  09/30/1997  Halliburton Co                 Numar Corp                        341.6     90.9%         99.3%       95.7%
07/26/1999  08/31/1999  Gartner Group(Dun&Bradstreet)  Gartner Group(Dun&Bradstreet)     340.0     -1.1%          6.4%        9.8%
10/22/1998  04/29/1999  Bank of America National Trust BA Merchant Svcs(BankAmerica)     339.4     47.1%         56.2%       42.0%
09/02/1998  12/17/1998  USWeb Corp                     CKS Group Inc                     337.8     53.3%         30.3%       23.7%
04/22/1999  07/14/1999  Danaher Corp                   Hach Co                           337.6     77.3%         81.6%       61.9%
08/11/1997  12/19/1997  Confetti Acquisition Inc       Amscan Holdings Inc               334.9     36.1%         37.5%       46.7%
02/14/1997  06/25/1997  TCF Financial Corp             Winthrop Resources Corp           334.7      7.6%         20.0%       23.0%
06/22/1999  10/27/1999  Trenwick Group Inc             Chartwell Re Corp                 334.3     57.5%         74.8%       50.1%
08/26/1997  09/25/1997  Ethyl Corp                     Ethyl Corp                        333.7      5.7%          3.5%        2.8%
04/19/1999  11/01/1999  Citizens Banking Corp,Flint,MI F&M Bancorp,Kaukauna,WI           333.5     27.8%         32.0%       52.3%
01/11/1999  11/24/1999  Nabors Industries Inc          Pool Energy Services Co           332.8     39.4%         73.3%      105.8%
08/06/1998  04/16/1999  Safeway Inc                    Carr-Gottstein Foods Co           331.9     58.7%         48.1%       70.9%
02/18/1997  07/31/1997  CCB Financial Corp,Durham,NC   American Federal Bank FSB,SC      331.5     40.7%         34.5%       45.8%
01/14/1998  06/01/1998  Suiza Foods Corp               Continental Can Co Inc            330.5     45.8%         74.4%       71.2%
09/22/1997  12/19/1997  AmerUs Life Holdings Inc       AmVestors Financial Corp          330.2     -6.1%         -6.8%        3.5%
05/08/1997  11/07/1997  Union Planters Corp,Memphis,TN Magna Bancorp,Hattiesburg,MS      330.1     36.1%         31.4%       34.2%
08/07/1997  09/30/1997  Investor Group                 Outboard Marine Corp              330.1     -7.7%         -2.4%       20.0%
07/14/1999  11/22/1999  ONSALE Inc                     Egghead.com Inc                   328.3      5.4%          5.9%       27.9%
11/24/1997  01/07/1998  Cypress Group LLC              General Host Corp                 326.2     60.0%         63.0%       79.6%
01/12/1998  02/19/1998  Research Institute of America  Computer Language Research Inc    325.4     60.7%         62.2%       69.8%
11/12/1997  03/03/1998  Tekni-Plex Inc                 PureTec Corp                      324.6     28.7%         34.9%       31.8%
03/27/1998  07/15/1998  ISP Holdings Inc               Intl Specialty Prods              324.5      4.3%          1.7%       14.5%
05/13/1997  08/28/1997  Tyco International Ltd         Inbrand Corp                      322.8     70.0%         78.3%      107.2%

DRAFT                                -10-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
03/26/1997  09/03/1997  Hearst Broadcasting Group      Argyle Television Inc             322.2     15.2%         16.5%       14.6%
02/23/1998  04/28/1998  Network Associates Inc         Trusted Information Systems       322.1     59.9%         84.6%       92.3%
11/16/1998  02/26/1999  American Tower Corp            Omniamerica Inc                   321.4     19.4%         12.2%       -0.3%
01/22/1997  03/05/1997  Western Atlas Inc              Norand Corp                       320.8     72.9%         87.4%       94.2%
01/13/1997  09/02/1997  Zurich Versicherungs GmbH      Zurich Reinsurance Centre         319.0     17.1%         18.5%       11.6%
10/26/1999  01/31/2000  Fox Paine & Co LLC             Watkins-Johnson Co                319.0     30.0%         29.0%       24.6%
03/31/1997  10/01/1997  Astoria Finl,Lake Success,NY   Greater NY Svgs Bk,New York,NY    318.1     40.7%         56.0%       62.3%
10/29/1997  03/03/1998  BB&T Corp,Winston-Salem,NC     Life Bancorp Inc                  316.3     34.7%         27.3%       20.7%
08/30/1999  11/15/1999  Guidant Corp                   CardioThoracic Systems Inc        315.9      3.0%          0.6%       12.2%
07/31/1998  12/31/1998  Banknorth Group Inc            Evergreen Bancorp Inc             313.1     24.1%         28.4%       19.7%
08/04/1997  11/12/1997  Henry Schein Inc               Sullivan Dental Products Inc      312.8     28.9%         40.7%       66.2%
10/25/1998  01/18/1999  Watson Pharmaceuticals Inc     TheraTech Inc                     312.7     42.7%         68.6%       50.4%
03/24/1997  04/28/1997  Elsevier Science               MDL Information Systems           310.7     85.5%         43.8%       54.2%
09/25/1997  02/19/1998  Carpenter Technology Corp      Talley Industries Inc             309.4      6.7%         11.0%       34.3%
06/30/1997  10/09/1997  Eaton Corp                     Fusion Systems Corp               308.6     11.4%          9.9%       24.3%
10/14/1999  10/25/1999  RailAmerica Inc                RailTex Inc                       308.4     28.8%         26.2%       47.8%
10/01/1999  11/29/1999  Kellogg Co                     Worthington Foods Inc             307.5     67.0%        101.0%       88.2%
06/24/1999  12/01/1999  Kelso & Co                     Citation Corp                     307.4     18.3%         14.3%       26.5%
02/02/1998  03/27/1998  BMC Software Inc               BGS Systems Inc                   306.9     23.3%         32.4%       42.9%
12/09/1999  02/28/2000  Titan Corp                     Advanced Communication Systems    306.6     47.8%         47.1%       63.9%
02/18/1997  07/01/1998  Sun Healthcare Group Inc       Retirement Care Associates Inc    305.9     19.4%         14.7%       21.1%
08/05/1999  09/19/1999  Corning Consumer Products Co   Ekco Group Inc                    304.6     55.6%         51.4%       55.6%
05/18/1999  10/05/1999  Metromedia International Group PLD Telekom Inc                   304.2     -0.4%         -0.4%       -0.4%
02/12/1998  03/12/1998  St Jude Medical Inc            St Jude Medical Inc               304.0      9.6%          9.7%       22.8%
05/19/1998  09/28/1998  Quantum Corp                   ATL Products Inc(Odetics)         304.0      8.4%         19.0%       45.0%
05/22/1997  07/31/1997  Johnson & Johnson              Biopsys Medical Inc               303.5      7.0%          7.0%       22.4%
08/29/1997  12/29/1997  Rexel SA(Pinault-Printemps)    Rexel Inc                         302.0     19.2%         26.3%       21.6%
06/10/1999  07/30/1999  MGM Grand Inc(Tracinda Corp)   MGM Grand Inc(Tracinda Corp)      300.0     20.8%         17.6%        2.2%
08/14/1997  12/29/1997  Madison Dearborn Partners      Tuesday Morning Corp              298.6     22.7%         25.8%       11.1%
04/30/1999  06/11/1999  Aegis Group PLC                Market Facts Inc                  296.8     19.8%         33.3%       37.8%
01/17/1997  04/11/1997  Extended Stay America Inc      Studio Plus Hotels Inc            295.9     55.0%         51.1%       37.5%
05/28/1998  10/29/1998  Republic Security Financial    First Palm Beach Bancorp Inc      295.0     50.8%         46.8%       45.1%
12/03/1998  03/11/1999  Automatic Data Processing, Inc Vincam Group Inc                  294.9     24.3%         26.4%       39.2%
10/21/1999  01/20/2000  Critical Path Inc              Isocor                            294.7    132.4%        141.4%      233.2%
07/01/1998  08/20/1998  Navigant Consulting Inc        Lecg Inc                          294.4     46.5%         49.0%       41.8%
09/02/1998  12/10/1998  Rent-Way Inc                   Home Choice Holdings Inc          294.4      7.2%          4.1%        7.7%
02/17/1999  08/02/1999  Summit Bancorp,Princeton,NJ    Prime Bancorp,Philadelphia,PA     294.3     47.7%         50.8%       47.7%
04/06/1998  07/10/1998  Viad Corp                      MoneyGram Payment Systems Inc     294.0     11.5%         15.7%       42.4%
12/09/1998  05/25/1999  Cadence Design Systems Inc     Quickturn Design Systems Inc      293.3     23.1%         33.3%       36.4%
04/06/1998  07/31/1998  Applied Power Inc              Zero Corp                         291.4     16.5%         18.0%       33.2%
07/20/1998  12/31/1998  Santa Barbara Bancorp,CA       Pacific Capital Bancorp,CA        291.4     27.4%         41.8%       45.1%
06/04/1998  11/03/1998  Avalon Cable of Michigan Inc   Cable Michigan Inc                291.2     14.9%         14.9%       23.2%

DRAFT                                -11-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
08/25/1997  01/23/1998  Perkin-Elmer Corp              PerSeptive Biosystems Inc         288.1     16.8%         24.9%       50.4%
07/09/1998  10/28/1998  Zebra Technologies Corp        Eltron International Inc          287.7     25.8%         34.6%       57.4%
10/29/1998  12/31/1998  Eclipsys Corp                  Transition Systems Inc            284.7     57.5%         49.9%       72.5%
03/23/1999  05/27/1999  ServiceMaster Co               American Residential Services     283.8     31.4%         70.4%       67.3%
04/09/1998  07/27/1998  Complete Business Solutions    Claremont Technology Group Inc    282.5     21.3%         77.0%      118.2%
05/18/1999  11/30/1999  Investor Group                 O'Sullivan Industries Holdings    279.6     -3.6%         -6.3%        7.2%
08/08/1997  12/22/1997  USF&G Corp                     Titan Holdings Inc                278.1     16.0%         19.1%       24.9%
06/22/1998  12/15/1998  JF Lehman & Co                 Special Devices Inc               277.8     -2.5%          1.9%        0.0%
02/18/1999  07/19/1999  US Bancorp,Minneapolis,MN      Bank of Commerce,San Diego,CA     277.5     15.9%         13.3%       15.0%
12/19/1997  03/30/1998  United Dominion Realty Tr Inc  ASR Investments Corp              277.0      4.4%          1.1%        2.6%
11/04/1999  12/22/1999  Cementos Portland SA           Giant Cement Holding Inc          277.0     50.8%         71.0%       37.0%
02/19/1998  06/02/1998  First Security Corp,Utah       California State Bank             276.9     11.4%         14.0%       18.8%
08/26/1999  10/08/1999  Procter & Gamble Co            Recovery Engineering Inc          276.2    100.0%        107.4%       98.6%
12/31/1997  05/22/1998  Boykin Lodging Co              Red Lion Inns LP                  276.0     -6.4%         -5.5%       -3.4%
01/12/1998  06/30/1998  Mercantile Bancorp,St Louis,MO CBT Corp,Paducah,Kentucky         275.8      3.3%          1.8%       19.5%
06/24/1997  10/14/1997  Louis Dreyfus Natural Gas      American Exploration Co           275.5     13.0%         15.0%       21.6%
03/14/1997  06/26/1997  HBO & Co                       Enterprise Systems Inc            275.2     15.3%         13.8%       30.0%
06/16/1997  08/29/1997  United Dominion Industries Ltd Core Industries Inc               275.2     26.6%         37.9%       49.3%
02/09/1998  04/16/1998  Fountain View(Heritage)        Summit Care Corp                  275.1     14.3%         31.3%       37.7%
07/09/1997  09/23/1997  CDSI Holding Corp              Control Data Systems Inc          273.9     29.1%         30.6%       35.0%
10/08/1998  11/24/1998  Penton Media Inc               Mecklermedia Corp                 273.7     43.7%         52.6%       39.8%
12/15/1997  08/07/1998  UST Corp,Boston,MA             Affiliated Cmnty Bancorp,MA       272.0     22.4%         25.7%       39.5%
07/16/1998  12/31/1998  First Commonwealth Financial   Southwest National Corp,PA        269.8     61.1%         80.9%       77.3%
04/08/1998  05/19/1998  Huntsman Packaging Corp        Blessings Corp                    269.7     18.7%         18.3%       34.9%
01/21/2000  03/03/2000  Kraft Foods(Kraft Inc/Philip)  Balance Bar Co                    269.6     37.3%         60.8%       76.4%
10/13/1997  01/22/1998  ICG Communications Inc         Netcom On-Line Communication      269.4     49.8%         70.9%       78.5%
11/09/1998  03/01/1999  MGM Grand Inc(Tracinda Corp)   Primadonna Resorts Inc            268.4      3.1%         32.6%       86.8%
05/12/1998  08/25/1998  Lomak Petroleum Inc            Domain Energy Corporation         268.0     25.1%        -30.0%      -28.7%
04/10/1997  06/26/1997  Compaq Computer Corp           Microcom Inc                      267.6     54.8%         91.2%       35.4%
09/12/1997  01/16/1998  Patriot Amer Hosp/Wyndham Intl WHG Resorts & Casino Inc          266.0     35.1%         72.3%       78.5%
06/17/1998  09/08/1998  Carlton Communications PLC     Nimbus CD International Inc       264.9      7.0%          5.7%       10.8%
09/29/1998  10/07/1998  Newmont Mining Corp            Newmont Gold Co                   264.8     -5.2%         20.8%       62.4%
08/24/1999  02/02/2000  Willis Stein & Partners LP     Aavid Thermal Technologies Inc    264.1     29.1%         23.3%       28.7%
04/15/1998  08/11/1998  Investcorp                     Harborside Healthcare Corp        263.2     18.3%         22.7%        5.8%
07/23/1998  10/30/1998  HBO & Co                       IMNET Systems Inc                 261.5     55.6%         59.3%       62.5%
05/07/1997  06/03/1998  Unitrin Inc                    Reliable Life Insurance Co        261.1     51.1%         51.1%       52.1%
07/27/1999  09/29/1999  IBM Corp                       Mylex Corp                        260.5     20.0%         17.8%      108.7%
05/13/1997  08/26/1997  BAAN Co NV                     Aurum Software Inc                259.9     33.0%         40.4%       55.8%
06/10/1998  07/31/1998  Wolters Kluwer NV              Plenum Publishing Corp            258.0      6.5%          6.7%       10.7%
07/26/1999  11/12/1999  Biovail Corp International     Fuisz Technologies Ltd            257.7     23.1%         45.5%       96.5%
02/25/1997  08/05/1998  Petrofina SA                   Fina Inc                          257.0     19.7%         18.5%       21.5%
12/01/1997  02/19/1998  AXENT Technologies Inc         Raptor Systems Inc                253.7      5.4%         20.7%       16.5%

DRAFT                                -12-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
04/06/1998  10/23/1998  FirstMerit Corp                Security First Corporation        251.2     30.8%         30.8%       34.6%
11/04/1997  01/12/1998  Parametric Technology Corp     ComputerVision Corp               250.3     28.3%         69.9%       18.6%
02/11/1998  06/10/1998  Sombrero Acquisition Corp      MTL Inc                           250.1     37.9%         38.5%       56.1%
10/02/1997  04/30/1998  Prometheus Senior Quarters     Kapson Senior Quarters Corp       247.4     -0.9%          9.4%        1.8%
01/17/1997  06/17/1997  HCC Insurance Holdings Inc     Avemco Corp                       246.8     47.7%         55.8%       89.3%
10/04/1999  12/16/1999  Technical Olympic SA           Newmark Homes Corp                246.0     32.4%         34.8%       18.7%
01/27/1998  03/03/1998  Sage Group PLC                 State of the Art Inc              245.2     33.3%         35.4%       35.4%
01/28/1999  07/15/1999  BB&T Corp,Winston-Salem,NC     Mason-Dixon Bancshares,MD         244.9     74.2%         74.2%       65.3%
07/15/1997  10/28/1997  Paxar Corp                     Intl Imaging Materials            244.4     67.3%         60.2%       64.9%
12/15/1998  03/29/1999  Quintiles Transnational Corp   Pharmaceutical Marketing Svcs     244.1     28.7%         27.4%       42.2%
06/02/1999  11/03/1999  Friede Goldman International   Halter Marine Group Inc           244.0     -5.5%          6.3%        0.5%
11/20/1998  01/08/1999  Maxxim Medical Inc             Circon Corp                       243.7      6.2%         13.2%        0.0%
02/25/1998  10/01/1998  BB&T Corp,Winston-Salem,NC     Maryland Federal Bancorp Inc      243.6     16.7%         19.0%       22.5%
03/18/1999  09/07/1999  Old Kent Finl Corp,Michigan    Pinnacle Banc Grp,Oak Brook,IL    243.3     19.5%         19.5%       19.5%
01/28/1997  05/21/1997  Monsanto Co                    Calgene Inc(Monsanto Co)          242.6     62.0%         60.0%       60.0%
06/08/1999  10/18/1999  Sara Lee Corp                  Chock Full O'Nuts Corp            242.5     83.3%         63.0%       77.8%
03/31/1998  08/17/1998  Hudson United Bancorp,NJ       IBS Financial Corp                242.4      3.6%          2.4%       16.0%
02/24/1999  07/09/1999  Old Kent Finl Corp,Michigan    CFSB Bancorp Inc,Lansing,MI       241.8     34.6%         33.0%       27.1%
11/13/1997  03/25/1998  Investor Group                 Chartwell Leisure Inc             240.8     11.3%          4.5%       11.3%
05/18/1998  10/03/1998  First Charter Corp,Concord,NC  HFNC Financial Corp               240.2    -12.4%        -12.7%      -13.4%
08/11/1997  12/30/1997  Metrocall Inc                  ProNet Inc                        239.3    -10.0%         -0.7%       27.1%
04/20/1998  09/15/1998  Kapson Senior Quarters Corp    Atria Communities Inc             238.9      2.5%          7.3%       -0.3%
09/06/1999  12/01/1999  Amdocs Ltd                     International Telecommun Data     236.8     61.0%         66.1%       61.0%
10/23/1997  12/19/1997  Harbinger Corp                 Premenos Technology Corp          234.7     55.2%         49.1%       27.8%
06/30/1998  09/30/1998  Liberty Mutual Group           Summit Holding Southeast Inc      233.4     28.2%         26.3%       28.2%
08/14/1997  09/16/1997  Omnicare Inc                   American Medserve Corp            233.2      2.5%         16.1%       25.8%
02/24/1998  05/04/1998  Baxter International Inc       Somatogen Inc                     232.9     35.8%         39.8%       92.0%
04/21/1998  08/25/1998  Investor Group                 PCA International Inc             232.5     23.3%         17.8%       20.5%
09/08/1997  12/31/1997  Graham-Field Health Products   Fuqua Enterprises Inc             231.0     42.3%         52.8%       78.8%
12/02/1998  04/23/1999  Pinault-Printemps Redoute      Brylane Inc                       230.6     45.2%         88.5%       44.1%
07/22/1999  10/29/1999  ReliaStar Financial Corp       Pilgrim Capital Corp              229.4    -12.0%         -0.1%       24.5%
03/11/1999  09/01/1999  International Game Technology  Sodak Gaming Inc                  228.4     25.0%         25.0%       34.5%
07/09/1999  11/19/1999  Fifth Third Bancorp            Peoples Bank Corp,Indiana         228.2     78.0%         80.8%       89.6%
03/13/1998  07/31/1998  Investor Group                 MedCath Inc                       227.8     15.2%         10.9%       34.5%
03/02/1998  07/01/1998  Huhtamaki Oy                   Sealright Co Inc                  226.7     -2.2%         -1.1%       -5.4%
03/09/1999  06/29/1999  Anchor Gaming Inc              Powerhouse Technologies Inc       222.4     35.1%         31.6%       52.2%
08/10/1998  09/21/1998  Amersham Pharmacia Biotech Ltd Molecular Dynamics Inc            222.2     36.7%         47.7%      100.0%
01/19/1999  02/25/1999  Louisiana-Pacific Corp         ABT Building Products Corp        222.0      6.2%         29.0%       50.0%
09/25/1998  12/31/1998  Hasbro Inc                     Galoob Toys Inc                   221.6     60.0%         73.0%       51.2%
06/29/1999  12/01/1999  Webster Finl Corp,Waterbury,CT New England Cmnty Bancorp,CT      220.8     13.0%         19.4%       56.2%
03/03/1997  05/30/1997  Fiserv Inc                     BHC Financial Inc                 220.6     67.5%         60.0%       82.3%
07/22/1997  11/07/1997  Sanmina Corp                   Elexsys International Inc         219.9      1.5%         -8.6%       40.2%

DRAFT                                -13-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
03/24/1997  08/05/1997  Lam Research Corp              OnTrak Systems Inc                217.9     -0.9%          3.0%       13.9%
01/01/1998  07/31/1998  ConAgra Inc                    GoodMark Foods Inc                217.8     54.5%         75.9%       69.4%
09/19/1997  01/16/1998  Marshall Industries            Sterling Electronics Corp         217.6     16.3%         30.2%       57.0%
08/27/1999  12/17/1999  Calpine Corp                   Cogeneration Corp of America      217.1     48.7%         43.9%       42.9%
02/17/1998  04/29/1998  Hadco Corp                     Continental Circuits Corp         216.9     41.6%         58.0%       64.1%
11/03/1997  04/01/1998  Marshall & Ilsley,Milwaukee,WI Advantage Bancorp,Kenosha,WI      215.8     11.2%         12.2%       11.2%
07/07/1998  12/23/1998  Dexter Corp                    Life Technologies Inc(Dexter)     215.8     25.2%         24.7%       19.0%
06/24/1999  11/08/1999  AnswerThink Consulting Group   Think New Ideas Inc               215.3     13.2%         18.5%       37.5%
08/10/1999  09/20/1999  Teva Pharmaceutical USA Inc    Copley Pharmaceutical Inc         214.8     23.9%         12.1%        9.3%
04/17/1998  07/21/1998  Sterling Commerce Inc          Sterling Commerce-Managed Div     214.3      6.1%         12.5%        7.7%
03/31/1998  08/21/1998  Hudson United Bancorp,NJ       Dime Financial Corp               214.0      6.3%         25.4%       22.9%
06/11/1999  07/22/1999  Ion Beam Applications SA       Sterigenics International Inc     213.7     38.5%         52.1%       78.5%
07/08/1997  09/30/1997  Jitney-Jungle Stores of Amer   Delchamps Inc                     213.6     -2.4%         -0.8%        6.7%
03/16/1998  05/28/1998  PLATINUM Technology Inc        Logic Works Inc                   212.9     13.0%         36.2%       57.1%
09/14/1998  10/28/1998  Carmeuse Lime Inc(Carmeuse SA) Dravo Corp                        212.9     87.4%         84.1%       60.0%
10/27/1998  12/14/1998  Allmerica Financial Corp       Citizens Corp(Hanover Ins Co)     212.4     20.6%         17.2%       20.9%
03/04/1998  08/01/1998  Global Industrial Technologies AP Green Industries Inc           212.0     24.4%         37.5%       89.2%
08/15/1997  03/27/1998  Fulton Finl Corp,Lancaster,PA  Keystone Heritage Group           210.9     43.8%         49.9%       65.1%
06/23/1998  07/31/1998  MGM Grand Inc(Tracinda Corp)   MGM Grand Inc(Tracinda Corp)      210.0     31.5%         25.3%        5.3%
12/16/1997  03/30/1998  One Valley Bancorp Inc,WV      FFVA Financial Corp,VA            209.4     22.4%         27.3%       30.0%
09/09/1998  12/18/1998  First Consulting Group Inc     Integrated Systems Consulting     209.1    125.6%        119.6%       90.2%
08/18/1997  04/23/1998  Golden State Bancorp Inc,CA    CENFED Financial,Pasadena,CA      208.4      1.3%          0.5%        3.5%
09/11/1997  04/01/1998  United Bankshares Inc,WV       George Mason Bankshares Inc       207.6     12.1%         20.9%       20.9%
11/05/1999  11/05/1999  Discount Investment Corp(IDB)  PEC Israel Economic Corp          205.8      0.2%          1.0%        2.8%
03/01/1999  08/06/1999  Fifth Third Bancorp            Emerald Financial Corp,OH         203.9     36.6%         36.6%       52.3%
04/10/1997  06/13/1997  Hedstrom Corp(Hedstrom Hldgs)  ERO Inc                           203.6     12.5%         16.9%       30.4%
10/27/1998  04/01/1999  Wachovia Corp,Winston-Salem,NC Interstate/Johnson Lane Inc       203.6     -5.9%         12.3%        5.8%
09/14/1998  09/14/1998  Qwest Commun Int Inc           Icon CMT Corp                     202.9     65.5%         60.0%       -4.0%
05/12/1999  06/21/1999  Dyson-Kissner-Moran Corp       Optek Technology Inc              202.6     29.9%         47.8%       81.3%
12/19/1997  05/01/1998  Cable Systems International    IPC Information Systems Inc       201.7     14.3%         31.3%       14.3%
11/15/1999  12/21/1999  Hagemeyer NV                   Vallen Corp                       201.0     26.6%         47.1%       83.5%
10/19/1998  04/07/1999  Nabors Industries Inc          Bayard Drilling Technologies      200.5    -10.6%          3.8%       -7.1%
02/25/1999  07/01/1999  BancWest Corp,San Francisco,CA SierraWest Bancorp,Truckee,CA     199.0     26.7%         45.0%       40.8%
02/19/1998  04/21/1998  PLATINUM Technology Inc        Mastering Inc                     198.7     31.6%         25.0%       33.3%
07/31/1997  01/27/1998  Western Bancorp,California     Santa Monica Bank                 198.2     14.3%         17.6%       28.7%
03/25/1997  06/27/1997  Shareholders                   Ascent Entertainment Group Inc    198.0    -19.5%        -20.5%      -32.7%
09/03/1998  02/28/1999  Markel Corp                    Gryphon Holdings Inc              197.0     33.3%         49.0%       20.6%
04/21/1999  07/23/1999  Real Software NV               TAVA Technologies Inc             196.5     34.7%         39.1%       59.0%
05/11/1999  06/21/1999  JLG Industries Inc             Gradall Industries Inc            196.2     14.3%         26.0%       36.2%
10/01/1998  04/29/1999  Summit Technology Inc          Autonomous Technologies Corp      195.6    234.7%        271.4%      309.8%
09/02/1998  12/01/1998  Sanmina Corp                   Altron Inc                        195.3     16.6%          6.5%        7.7%
06/04/1998  11/30/1998  World Access Inc               Telco Systems Inc                 194.5     77.8%         65.9%       63.9%

DRAFT                                -14-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
06/07/1999  09/30/1999  Yellow Corp                    Jevic Transportation Inc          194.5     30.2%         45.5%       51.4%
05/28/1997  07/17/1997  Compass Group PLC              DAKA International Inc            194.0    -33.3%        -35.5%       -7.7%
08/13/1999  02/04/2000  Provident Financial Group Inc  Fidelity Financial of Ohio Inc    193.5     73.2%         75.0%       73.2%
09/29/1998  11/10/1998  Wolter Kluwer US Corp          Ovid Technologies Inc             193.4     23.0%         29.4%       46.8%
07/31/1997  09/24/1997  American Industrial Partners   Bucyrus International Inc         193.3     33.3%         46.9%       71.4%
04/09/1998  05/15/1998  Richfood Holdings Inc          Dart Group Corp                   193.3     14.3%         11.9%       19.4%
06/02/1997  07/15/1997  Anthem Inc                     Acordia Inc(Anthem Inc)           193.2     12.7%         11.5%       26.0%
06/24/1998  10/05/1998  Mylan Laboratories Inc         Penederm Inc                      193.1     39.0%         39.5%       88.3%
12/23/1997  04/01/1998  Outsourcing Solutions Inc      Union Corp                        193.0     14.5%         13.5%       23.5%
06/02/1999  08/30/1999  Geon Co(BF Goodrich Co)        O'Sullivan Corp                   191.8     30.7%         34.2%       44.1%
03/21/1999  07/01/1999  Viacom Inc(Natl Amusements)    Spelling Entertainment Group      191.6      8.3%         43.1%       54.5%
08/14/1997  09/24/1997  MedPartners Inc                Talbert Medical Management        189.0     10.5%         18.9%       37.0%
11/20/1998  04/06/1999  SpeedFam-IPEC Inc              Integrated Process Equipment      188.8     -2.9%         -0.6%       19.0%
10/06/1997  12/19/1997  Guidant Corp                   EndoVascular Technologies Inc     187.8     22.1%         22.1%       73.9%
08/25/1997  10/21/1997  Household International Inc    ACC Consumer Finance Corp         186.9     35.8%         34.7%       29.6%
08/28/1997  02/25/1998  Wellsford Real Properties Inc  Value Property Trust              186.6     25.0%         20.9%       18.7%
05/10/1999  06/14/1999  GN Great Nordic Ltd            ReSound Corp                      185.4     21.9%         52.4%       91.0%
07/29/1999  02/11/2000  Old Kent Finl Corp,Michigan    Merchants Bancorp,Aurora,IL       185.0     21.1%         26.8%       27.7%
10/16/1997  02/12/1998  Hartford Financial Services    Omni Insurance Group Inc          184.7     78.9%         75.8%      130.9%
10/19/1998  03/01/1999  Intel Corp                     Shiva Corp                        184.2     41.2%         92.0%       45.5%
10/19/1998  05/14/1999  Sunrise Assisted Living Inc    Karrington Health Inc             184.1     32.4%         28.0%      100.0%
04/16/1997  05/20/1997  Briggs & Stratton Corp         Briggs & Stratton Corp            183.1     19.3%         14.6%       11.8%
09/12/1997  12/09/1997  Tivoli Systems Inc(IBM Corp)   Unison Software Inc               183.0      9.1%         25.0%       22.4%
06/22/1999  09/24/1999  S3 Inc                         Diamond Multimedia Systems Inc    183.0    -13.8%         21.6%        4.5%
06/17/1997  07/25/1997  CCL Industries Inc             Seda Specialty Packaging Corp     182.6     31.8%         36.5%       52.6%
08/07/1997  11/12/1997  Wachovia Corp,Winston-Salem,NC 1st United Bancorp,FL             182.2      5.7%         16.0%       27.5%
07/17/1998  09/02/1998  DLJ Merchant Banking Inc       DeCrane Aircraft Holdings Inc     181.5     30.5%         28.7%       33.8%
11/04/1999  02/15/2000  Investor Group                 Cleveland Indians Baseball Co     180.6     39.5%        128.0%      155.3%
03/06/1998  09/11/1998  Protective Life Corp           United Dental Care Inc            180.4     20.5%         49.2%       57.4%
12/22/1998  01/25/1999  PEP Boys-Manny Moe & Jack Inc  PEP Boys-Manny Moe & Jack Inc     180.4     16.4%         18.5%        8.9%
12/13/1999  02/09/2000  Mail.com Inc                   NetMoves                          179.8     79.4%         94.9%      150.6%
02/25/1997  07/07/1997  Pacific Century Financial Corp CU Bancorp,Encino,California      178.4     15.8%         18.0%       25.2%
12/11/1998  02/16/1999  Cracker Barrel Old Country Str Logans Roadhouse Inc              178.3     13.9%         10.3%       33.8%
08/11/1997  12/22/1997  Fairfield Communities Inc      Vacation Break USA Inc            178.1     41.6%         39.1%       95.8%
07/20/1998  03/22/1999  Richmond County Financial,NY   Bayonne Bancshares,New Jersey     177.7     11.1%         16.7%       18.9%
07/15/1999  09/01/1999  Sterling Software Inc          Information Advantage Software    177.5     18.2%         70.5%       56.4%
10/14/1997  12/19/1997  National Data Corp             Physician Support Systems Inc     175.2     -1.0%         -3.7%        4.8%
07/15/1997  10/02/1997  Axiohm SA                      DH Technology Inc                 175.0     57.5%         56.3%       57.5%
01/05/1999  06/07/1999  Anchor BanCorp Wisconsin Inc   FCB Financial Corp,Neenah,WI      174.9     57.7%         63.5%       50.9%
11/21/1997  01/20/1998  Co-Steel Inc                   New Jersey Steel(Von Roll)        173.5    162.9%        170.6%      166.7%
11/02/1998  12/30/1998  Celestica Inc                  Intl Manufacturing Svcs Inc       173.2     42.9%        172.6%       83.1%
02/15/1999  07/01/1999  JW Childs Equity Partners LP   American Safety Razor Co          173.1     43.8%         33.6%       19.0%

DRAFT                                -15-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
04/27/1999  08/13/1999  InterVoice Inc                 Brite Voice Systems Inc           172.2     26.9%         33.2%       67.5%
06/05/1997  07/14/1997  Intermedia Communications Inc  DIGEX Inc                         171.6     19.5%         35.9%       31.6%
07/16/1997  02/01/1998  Hibernia Corp,New Orleans,LA   ArgentBank,Thibodaux,Louisiana    171.2     29.8%         31.2%       39.0%
09/23/1999  11/04/1999  Textron Financial Corp         Litchfield Financial Corp         171.1     38.0%         36.1%       24.8%
02/11/1997  06/13/1997  HBO & Co                       AMISYS Managed Care Systems       170.6     38.6%         44.3%       43.1%
06/09/1999  07/20/1999  Ford Motor Co                  Automobile Protection Corp        169.9      9.5%         18.2%       44.4%
03/31/1997  06/03/1997  Moore Corp Ltd                 Peak Technologies Group Inc       169.8    108.7%         97.3%       65.5%
11/03/1997  01/09/1998  Arris Pharmaceuticals Corp     Sequana Therapeutics              169.4     44.0%         47.3%       23.4%
12/16/1997  07/01/1998  Hudson Chartered Bancorp,NY    Progressive Bank,Pawling,NY       167.6     14.3%         16.3%       26.8%
11/02/1998  03/18/1999  ServiceMaster Co               LandCARE USA Inc                  167.5     29.3%         27.3%       68.9%
02/17/1998  08/17/1998  HB Acquisition Corp            Bell Sports Corp                  165.7     13.9%         13.1%        8.6%
05/27/1999  09/01/1999  Carlyle Group LP               Empi Inc                          165.3     27.3%         27.7%       16.8%
02/09/1998  06/30/1998  Banco Bilbao Vizcaya SA        PonceBank                         164.5     12.6%         14.1%       25.8%
09/03/1997  02/24/1998  Peoples Bk of Bridgeport,CT    Norwich Financial Corp,CT         164.0     -0.5%         15.4%       30.4%
09/24/1997  01/06/1998  Zions Bancorp,Utah             Vectra Banking Corp,Denver,CO     162.3     19.2%         18.6%       47.3%
03/13/1998  07/02/1998  St. Paul Bancorp,Chicago,IL    Beverly Bancorp,Tinley Park,IL    161.8     16.5%         17.4%       19.6%
12/11/1997  03/31/1998  Regions Financial Corp         First State Corp,Albany,Ga        161.2     18.4%         23.9%       16.9%
10/22/1998  02/12/1999  Lighthouse Weston Corp         Lumen Technologies Inc            160.5     29.2%         51.2%       53.1%
12/16/1997  07/02/1998  BB&T Corp,Winston-Salem,NC     Franklin Bancorp,Washington,DC    160.2     21.4%         32.1%       54.8%
05/07/1999  09/29/1999  Kirtland Capital Partners      Instron Corp                      159.9     36.4%         29.4%       31.3%
11/28/1997  07/13/1998  Golden State Bancorp Inc,CA    RedFed Bancorp Inc,Redlands,CA    159.5      1.8%          1.8%        7.1%
09/10/1997  11/28/1997  Corporate Express Inc          Data Documents Inc                159.4     10.9%         14.9%       26.1%
01/19/2000  02/09/2000  Elyo(Suez Lyonnaise des Eaux)  Trigen Energy Corp                159.2     38.2%         42.4%       31.9%
10/17/1997  12/29/1997  Emerson Electric Co            Computational Systems Inc         158.6     45.1%         48.3%       62.5%
03/15/1999  06/17/1999  Vulcan Ventures Inc            Go2Net Inc                        158.5      3.4%         34.8%       -6.7%
10/15/1999  01/05/2000  El Paso Energy Corp            Crystal Gas Storage Inc           158.4     26.7%         29.2%       26.0%
10/27/1999  01/21/2000  Lennox International Inc       Service Experts Inc               158.3     17.4%         36.6%      -13.9%
11/03/1997  05/22/1998  FirstMerit Corp                CoBancorp Inc                     157.3     10.6%         30.9%       52.1%
07/28/1999  09/07/1999  Caradon PLC(MB Group PLC)      Easco Inc(American Industrial)    154.7     26.7%         35.1%       43.9%
03/31/1998  06/29/1998  Omnicare Inc                   IBAH Inc                          154.3     12.2%         61.4%       58.6%
08/03/1998  10/16/1998  CMS Energy Corp                Continental Natural Gas Inc       154.2      8.8%         35.6%       46.8%
11/12/1998  03/22/1999  Ames Department Stores Inc     Hills Stores Co                   153.4     14.3%          9.1%      -11.1%
05/29/1998  08/06/1998  Bradley Real Estate Inc        Mid-America Realty Investments    153.2      5.0%          6.3%        2.4%
05/12/1998  06/26/1998  Primark Corp                   Primark Corp                      153.0     23.4%         16.9%       -1.9%
06/09/1997  09/12/1997  Whole Foods Market Inc         Amrion Inc                        152.6      8.1%         19.2%       47.0%
07/28/1998  06/18/1999  Investor Group                 CompDent Corp                     152.1     11.1%          9.1%       -4.0%
06/18/1998  11/23/1998  Summit Bancorp,Princeton,NJ    NSS Bancorp,Norwalk,CT            151.3     28.2%         36.8%       31.5%
03/02/1998  08/03/1998  Unitrode Corp                  Benchmarq Microelectronics Inc    150.6     15.8%         14.0%       67.2%
10/17/1997  02/27/1998  Investor Group                 ATC Group Services Inc            150.0      0.0%         -8.1%       10.3%
06/22/1999  09/24/1999  Multex.com Inc                 Market Guide Inc                  149.8     26.8%         52.6%       71.9%
11/19/1998  01/05/1999  EM Industries Inc(Merck AG)    CN Biosciences Inc                149.7      8.1%         -4.3%       -0.5%
06/22/1998  10/02/1998  Schwinn Holdings Corp          GT Bicycles Inc                   149.6     68.4%         77.8%       36.2%

DRAFT                                -16-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
07/30/1999  10/21/1999  Corning Consumer Products Co   General Housewares Corp           148.6     43.3%         49.4%       45.1%
11/17/1997  03/02/1998  Borland International Inc      Visigenic Software Inc            148.4     92.0%         64.0%       92.0%
09/03/1998  03/19/1999  Republic Industries Inc        Cross-Continent Auto Retailers    147.9     66.2%         67.8%       55.6%
06/20/1997  10/23/1997  Forcenergy Inc                 Edisto Resources Corp             147.7     -6.6%         -6.6%       -0.4%
03/17/1998  05/27/1998  CBT Group PLC                  ForeFront Group Inc               147.5     17.3%         29.4%       48.5%
11/18/1999  01/31/2000  Tumbleweed Communications Corp Worldtalk Communications Corp     146.7     28.4%         71.2%      105.4%
04/15/1998  05/29/1998  Siebe PLC                      Simulation Sciences Inc           146.5     24.0%         16.8%       11.1%
07/03/1997  09/26/1997  Port Royal Holdings Inc        Krystal Co                        145.4     32.0%        169.8%      176.2%
05/06/1997  12/01/1997  BB&T Corp,Winston-Salem,NC     Virginia First Finl Corp,VA       145.3     77.3%         77.3%       74.1%
05/06/1999  06/18/1999  Falcon Products Inc            Shelby Williams Industries Inc    145.2     20.0%         24.5%       66.0%
09/22/1999  03/01/2000  City National Corp,California  Pacific Bank NA,CA                145.0     42.3%         49.7%       54.7%
11/22/1999  02/02/2000  GR Acquisition Corp            Garden Ridge Corp                 144.4     58.6%         65.8%       70.4%
09/05/1997  01/16/1998  Avant! Corp                    Technology Modeling Assoc Inc     144.3     29.5%         52.8%       43.2%
03/25/1997  07/10/1997  IDX Systems Corp               Phamis Inc                        142.8     18.9%         23.0%       26.5%
10/23/1997  04/24/1998  Hudson United Bancorp,NJ       Poughkeepsie Financial Corp       142.4      1.1%          2.9%       17.1%
02/23/1999  03/31/1999  First Technology PLC           Control Devices Inc               142.4     20.4%         19.3%        6.6%
01/26/1998  05/06/1998  USA Waste Services Inc         TransAmerican Waste Industries    142.3     51.4%         36.6%       78.6%
08/28/1997  10/10/1997  Applied Power Inc              Versa Technologies Inc            141.9     36.8%         33.1%       31.3%
05/08/1998  06/15/1998  Agrobios(Desc SA de CV)        Authentic Specialty Foods Inc     141.9      6.3%         13.3%       37.4%
11/19/1998  02/22/1999  American Airlines Inc(AMR)     Reno Air Inc                      141.3      6.9%         15.9%       44.2%
12/11/1998  05/13/1999  3Dfx Interactive Inc           STB Systems Inc                   141.0     81.2%         81.2%       73.8%
08/02/1999  09/03/1999  Inamed Corp                    Collagen Aesthetics Inc           140.8     45.3%         53.8%       32.7%
08/14/1997  12/05/1997  Comforce Corp                  Uniforce Services Inc             140.7     37.6%         37.6%       52.6%
02/11/1997  05/29/1997  MetaTools Inc                  Fractal Design Corp               140.2     45.0%         40.4%        1.0%
03/26/1998  07/31/1998  Aviation Sales Co              Whitehall Corp                    139.9      2.6%         -2.9%        9.1%
08/12/1997  09/17/1997  Steris Corp                    Isomedix Inc                      139.8      5.8%         15.5%       13.9%
01/20/1998  10/05/1998  Albertson's Inc                Buttrey Food and Drug Stores      139.2     44.2%         44.2%       47.6%
01/22/1998  09/29/1998  Koninklijke KNP BT NV          BT Office Products Intl Inc       138.1     32.5%         78.9%       78.9%
11/17/1997  05/12/1998  Citizens Bancshares Inc,OH     Century Finl Corp,Rochester,PA    137.4     39.8%         41.7%       61.0%
10/16/1998  12/15/1998  Affiliated Computer Services   BRC Holdings Inc                  137.2     17.1%         16.9%       15.2%
10/21/1997  12/30/1997  Kevco Inc                      Shelter Components Corp           136.6     20.7%         25.6%       13.8%
03/07/1997  08/01/1997  Henry Schein Inc               Micro Bio-Medics Inc              136.1     12.2%         12.2%       10.4%
02/10/1999  03/26/1999  GlobeGround GmbH               Hudson General Corp               134.7     39.1%         38.2%       52.0%
08/11/1999  11/24/1999  VS&A Commun Partners III LP    HCIA Inc(AMBAC Inc)               134.7     31.3%         32.3%        4.1%
08/15/1997  10/06/1997  T/SF Communications Corp       Official Information Co           134.1      3.9%          4.2%        7.3%
06/02/1998  12/16/1998  State Financial Services Corp  Home Bancorp of Elgin,Elgin,IL    134.0     11.3%         11.3%        8.9%
07/25/1997  12/01/1997  Prime Hospitality Corp         Homegate Hospitality Inc          133.2     30.3%         33.8%       28.6%
10/21/1999  02/04/2000  United Technologies Corp       Cade Industries Inc               133.2     30.3%         26.3%       55.4%
11/26/1997  02/25/1998  Investor Group                 Universal Hospital Services       133.0     29.2%         29.2%       25.3%
02/09/1998  03/09/1998  Shaw Industries Inc            Shaw Industries Inc               132.8     12.4%         13.6%       13.6%
11/17/1997  02/26/1998  Fidelity National Financial    Granite Financial Inc             132.4     89.8%         89.8%       87.6%
08/04/1998  12/31/1998  Guidant Corp                   InControl Inc                     132.1     21.5%         50.0%      118.2%

DRAFT                                -17-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
10/16/1998  02/12/1999  Affiliated Computer Services   BRC Holdings Inc                  131.9     17.1%         16.9%       15.2%
10/31/1997  03/12/1998  BEC Group Inc                  ILC Technology Inc                130.8    108.7%        107.6%      108.7%
12/17/1997  01/23/1998  InvaCare Corp                  Suburban Ostomy Supply Co Inc     130.8      8.0%         13.3%       13.3%
09/11/1998  06/22/1999  Suiza Foods Corp               Broughton Foods Co                130.8     -4.3%         -2.9%       -2.9%
02/04/1998  06/09/1998  Primus Telecommunications      TresCom International Inc         130.7     25.2%         30.9%       51.5%
12/29/1997  03/17/1998  Hewlett-Packard Co             Heartstream Inc                   130.6     -6.7%         18.2%       -8.6%
08/25/1997  10/03/1997  Cambrex Corp                   BioWhittaker Inc                  130.5     17.8%         38.9%       47.7%
02/01/1999  08/02/1999  Independence Community Bank    Broad Natl Bancorp,Newark,NJ      130.4     18.1%         24.7%       33.3%
07/28/1998  09/10/1998  Network Associates Inc         CyberMedia Inc                    130.1     25.6%         38.2%      117.1%
08/14/1997  12/31/1997  Allied Capital Lending Corp    Allied Capital Corp               130.0      7.8%          7.8%        9.1%
02/02/1998  12/03/1998  CompassBank,New Bedford,MA     Sandwich Bancorp,Sandwich,MA      129.6     47.1%         48.8%       48.8%
04/16/1998  09/28/1998  Phoenix Technologies Ltd       Award Software International      129.5     12.8%         21.3%       53.1%
06/14/1999  08/02/1999  Cadence Design Systems Inc     OrCAD Inc                         129.5     38.7%         57.6%       70.5%
12/17/1998  02/04/1999  Moriarty Acquisition Corp      Rival Co                          129.4     22.9%         25.0%       93.0%
04/05/1999  07/16/1999  Lucent Technologies Inc        Mosaix Inc                        129.3     28.6%         35.6%       38.9%
03/02/1998  04/30/1998  Sunbeam Corp                   First Alert Inc                   129.2     68.0%         90.9%      110.0%
11/05/1998  12/09/1998  Alliant Techsystems Inc        Alliant Techsystems Inc           129.2      4.3%         11.1%       14.9%
12/10/1998  06/01/1999  M&T Bank Corp,Buffalo,New York FNB Rochester Corp,NY             127.8      6.0%         55.3%       85.9%
06/04/1997  07/28/1997  Electronic Arts Inc            Maxis Inc                         127.5      2.3%          2.3%       40.6%
06/17/1997  09/25/1997  Leonard Green & Partners LP    Hechinger Co                      127.0    -14.3%         -7.7%      -11.1%
04/27/1998  07/27/1998  Bright Horizons Holdings Inc   CorporateFamily Solutions Inc     127.0    -21.4%        -22.3%       -7.5%
09/12/1997  04/01/1998  WesBanco Inc,Wheeling,WV       Coml Bancshares,Parkersburg,WV    126.7     47.9%         46.8%       66.8%
08/10/1998  03/26/1999  BB&T Corp,Winston-Salem,NC     Scott & Stringfellow Financial    126.4     19.8%         28.7%       35.0%
03/19/1999  10/05/1999  Synovus Financial Corp,GA      Merit Holding Corp,Tucker,GA      125.9     25.2%         26.4%       30.7%
06/16/1999  08/26/1999  Tyco International Ltd         Central Sprinkler Corp            125.5     34.1%         50.0%       77.8%
09/08/1998  12/15/1998  Investor Group                 PEC Israel Economic Corp          125.0     31.5%         28.0%       23.7%
02/10/1998  03/11/1998  Liberty Corp                   Liberty Corp                      124.8     11.2%         15.2%       11.5%
10/28/1998  03/29/1999  Centura Banks Inc,NC           First Coastal Bankshares Inc      124.8     27.8%         56.1%       68.5%
08/03/1998  11/17/1998  McMoRan Oil & Gas Co           Freeport-McMoRan Sulphur Inc      124.2     14.9%          6.4%        4.2%
05/24/1999  08/17/1999  RadiSys Corp                   Texas Micro Inc                   123.7     74.4%         72.2%       81.3%
12/19/1997  06/03/1998  IXC Communications Inc         Eclipse Telecommunications Inc    122.2     18.0%         19.9%       14.4%
02/09/1998  06/18/1998  USA Waste Services Inc         American Waste Services           122.1    100.0%        156.0%      166.7%
11/16/1998  06/30/1999  Temple-Inland Inc,Diboll,Texas HF Bancorp Inc,Hemet,CA           121.6      8.8%         10.4%       39.6%
02/25/1999  08/30/1999  BB&T Corp,Winston-Salem,NC     Matewan Bancshares Inc            120.5    -15.7%         -9.9%       -1.9%
04/10/1997  05/08/1997  SPX Corp                       SPX Corp                          120.4     22.1%         32.9%       16.1%
04/17/1997  07/14/1997  Baker Hughes Inc               Drilex International Inc          120.1     31.4%         37.9%       59.8%
06/11/1999  07/21/1999  Solvay Pharmaceuticals SA      Unimed Pharmaceuticals Inc        119.9     18.5%         12.9%       62.7%
01/27/1999  07/12/1999  BB&T Corp,Winston-Salem,NC     First Citizens Corp,Newman,GA     119.7     37.7%         50.8%       50.8%
07/12/1999  12/17/1999  HIG Capital LLC                Happy Kids Inc                    119.6      9.5%         28.7%      -18.6%
03/04/1999  06/01/1999  Men's Wearhouse Inc            K&G Men's Center Inc              118.3     37.3%         45.5%       44.9%
03/09/1998  04/30/1998  Western Atlas Inc              3-D Geophysical Inc               117.6      8.7%         16.1%       24.5%
07/25/1997  08/28/1997  Constellation Capital Partners Imo Industries Inc                117.3     18.7%         20.0%       22.6%

DRAFT                                -18-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
09/18/1997  12/16/1997  Orion Capital Corp             Guaranty National Corp            117.2     10.8%         23.9%       27.7%
03/19/1997  07/11/1997  Snyder Communications Inc      American List Corp                117.1     17.3%         28.0%        8.8%
12/29/1997  02/09/1998  Tyco International Ltd         Holmes Protection Group Inc       117.1     -5.6%         -5.6%      -13.9%
04/01/1999  08/15/1999  Vivendi SA                     Aqua Alliance Inc                 117.1     28.9%         19.0%      101.7%
07/28/1999  08/27/1999  UGI Corp                       UGI Corp                          117.0     24.2%         22.4%       28.8%
01/21/1997  07/09/1997  Mafco Holdings Inc             Mafco Consolidated Grp(Mafco)     116.8     23.5%         23.5%       27.6%
11/10/1998  12/16/1998  Roanoke Electric Steel         Steel of West Virginia Inc        116.8     75.5%        100.0%       79.2%
07/24/1997  10/28/1997  ITEQ Inc                       Astrotech International Corp      116.7     45.7%         63.4%       78.4%
11/12/1999  02/09/2000  TriPoint Global Communications Vertex Communications Corp        116.0     48.5%         37.5%       71.7%
07/23/1998  10/08/1998  Digital Microwave Corp         Innova Corp                       115.7     16.2%         36.5%       30.0%
11/10/1998  12/22/1998  Select Medical Corp            Intensiva Healthcare Corp         115.2     54.0%         60.4%       92.5%
09/23/1998  12/17/1998  Usinor SA                      J&L Specialty Steel Inc           115.0    100.0%        112.5%       37.8%
02/20/1997  12/09/1997  Apartment Investment & Mgmt Co NHP Inc(Apartment Investment)     114.5     28.3%         25.2%       16.9%
07/06/1998  12/23/1998  Davel Communications Group Inc Peoples Telephone Co Inc          114.5     87.5%         80.3%      118.0%
07/23/1997  12/18/1997  Newport Invest(Apollo Mgmt)    Alliance Imaging Inc              114.2      7.3%          3.5%       14.3%
05/29/1998  08/17/1998  Pogo Producing Co              Arch Petroleum Inc                114.0      0.1%          5.5%       -3.5%
05/19/1999  09/03/1999  Guardian Life Ins Co of Amer   First Commonwealth Inc            113.7     34.2%         39.4%       70.9%
12/18/1998  06/11/1999  Valley National Bancorp,NJ     Ramapo Financial Corp             113.2     58.9%         72.2%       84.5%
05/29/1998  10/20/1998  Innovative Communication Co    Emerging Communications Inc       112.3     46.4%         42.6%       54.7%
08/21/1998  09/23/1998  Albemarle Corp                 Albemarle Corp                    112.1      6.8%          5.8%       -6.9%
11/24/1998  03/24/1999  BGI Acquisition LLC            Besicorp Group Inc                111.8     11.2%         11.6%        6.4%
01/07/1999  02/17/1999  Illinois Tool Works Inc        Trident International Inc         111.7     78.4%         83.3%       78.4%
11/18/1998  05/14/1999  First American Financial Corp  National Information Group        111.5    100.6%        159.2%      273.2%
06/17/1997  07/24/1997  Monterey Resources Inc         McFarland Energy Inc              111.2     11.6%         41.3%       44.8%
09/09/1998  05/03/1999  FBOP Corp,Oak Park,Illinois    Calumet Bancorp Inc               110.6     18.5%         19.6%        3.2%
03/11/1998  05/15/1998  International Home Foods Inc   Grist Mill                        110.3     18.4%         21.5%       47.8%
11/02/1998  12/10/1998  Danone Group                   AquaPenn Spring Water Co Inc      110.3     34.2%        100.0%      160.0%
11/09/1998  12/22/1998  Stonington Partners Inc        Global Motorsport Group Inc       109.0     13.5%         33.8%       31.1%
04/12/1999  01/07/2000  Independence Community Bank    Statewide Financial Corp,NJ       108.9     20.2%         33.7%       42.6%
02/04/1998  03/15/1999  Playboy Enterprises Intl Inc   Spice Entertainment Cos Inc       108.8     17.6%         17.6%       42.8%
03/08/1999  06/24/1999  Anteon Corp                    Analysis & Technology Inc         108.5     18.9%         16.2%       23.8%
08/23/1999  11/11/1999  Tyco International Ltd         General Surgical Innovations      108.3     36.4%         48.1%       48.1%
11/19/1997  05/01/1998  Heritage Bancorp,Pottsville,PA BCB Financial Services Corp,PA    107.9     35.7%         36.5%       29.8%
03/11/1997  08/25/1997  Provident Bankshares Corp      First Citizens Financial,MD       107.8     26.5%         42.3%       47.3%
03/16/1998  10/30/1998  FPK LLC                        Norwood Promotional Products      107.8     19.1%         19.1%       23.6%
05/13/1999  08/23/1999  NCO Group Inc                  Compass International Svcs        107.7      5.8%         12.5%       11.5%
06/07/1999  10/01/1999  AutoCyte Inc                   Neopath Inc                       107.5     55.6%         53.1%       51.9%
07/13/1998  03/08/1999  Medtronic Inc                  AVECOR Cardiovascular Inc         106.6     31.6%         76.3%      114.4%
01/24/1997  07/02/1997  American Standard Inc          INCSTAR Corp(Sorin Biomedical)    106.3     42.9%         53.2%       68.5%
12/15/1997  08/03/1998  Sovereign Bancorp,PA           Carnegie Bancorp,Princeton,NJ     105.9      1.3%          3.7%       26.5%
10/06/1998  03/17/1999  CDNow Inc                      N2K Inc                           105.9     50.7%        -10.5%      -18.2%
06/29/1998  12/22/1998  Global Motorsport Group Inc    Global Motorsport Group Inc       105.8      3.6%          5.5%        3.0%

DRAFT                                -19-

Pinnacle Entertainment, Inc.
================================================================================
Premiums Paid Analysis

All Merger Transactions Between $100 Million to $1.5 Billion - For the Period of 1/1/1997-3/7/2000 (Sorted by Transaction Value)
($ in Millions)

                                                                                    Transaction Premium % Paid Prior to Announcement
   Date        Date                                                                             ------------------------------------
 Announced   Effective           Acquiror Name                   Target Name          Value(1)     1 Day        1 Week      4 Weeks
----------  ----------  -----------------------------  --------------------------   -----------  ---------    ----------  ----------
08/07/1998  09/14/1998  SFX Entertainment Inc          Magicworks Entertainment Inc      105.3     12.3%         16.4%       64.1%
05/28/1998  07/07/1998  Bowne & Co Inc                 Donnelley Enterprise Solutions    105.2     60.8%         61.5%       83.6%
04/29/1997  10/13/1997  Western Bancorp,California     SC Bancorp,Anaheim,California     105.0     20.0%         31.0%       37.3%
10/17/1997  02/09/1998  Linsalata Capital Partners II  Tranzonic Cos                     104.8     -1.5%         -2.9%        4.5%
02/22/1999  06/22/1999  LSI Logic Corp                 SEEQ Technology Inc               104.3     46.9%         44.7%      117.0%
09/28/1998  05/14/1999  Fifth Third Bancorp            Enterprise Federal Bancorp,OH     104.2     51.6%         49.7%       74.4%
05/27/1997  08/08/1997  Columbia Natural Resources Inc Alamco Inc                        102.8      7.7%         11.5%       16.7%
12/15/1997  02/08/1999  EVI Inc                        Christiana Cos Inc                102.8    -14.7%        -16.5%      -15.0%
11/24/1997  02/03/1998  Davel Communications Group Inc Communications Central Inc        102.4     30.2%         25.4%       12.0%
02/13/1997  08/29/1997  CFX Corp,Keene,New Hampshire   Portsmouth Bank Shares,NH         102.2     33.2%         38.4%       38.4%
06/20/1997  10/23/1997  Forcenergy Inc                 Convest Energy Corp               102.0     11.1%         11.1%       18.9%
10/01/1998  01/07/1999  Arrow Electronics Inc          Richey Electronics Inc            101.8     52.7%         68.0%      127.0%
03/24/1997  08/29/1997  CFX Corp,Keene,New Hampshire   Community Bankshares,NH           101.6     63.3%         64.1%       54.7%
01/06/1998  04/01/1998  Oakwood Homes Corp             Schult Homes Corp                 101.4      1.1%         10.4%       19.2%
08/26/1998  01/08/1999  Salton/Maxim Houswares Inc     Toastmaster Inc                   101.2      3.7%         21.7%       36.6%
06/18/1999  07/26/1999  Littlejohn & Co LLC            Durakon Industries Inc            101.2     32.6%         29.3%       24.9%
02/25/1998  09/30/1998  Prometheus Southeast Retail    FAC Realty Trust Inc              100.0      7.0%         21.6%       29.9%
12/03/1998  04/21/1999  Texas Pacific Group Inc        Denbury Resources Inc             100.0     54.0%         13.5%       -9.2%

                                                       -----------------------------------------------------------------------------
                                                       Pinnacle                                    29.9%         50.4%       29.4%

                                                       Trimmed Mean(2)                             24.7%         30.4%       37.0%

                                                       Average                                     27.5%         33.3%       40.6%
                                                       Median                                      22.3%         28.0%       34.6%
                                                       -----------------------------------------------------------------------------

____________________
Source: Securities Data Company, Inc.
(1) Transaction Value is defined by SDC as reported deal value, which includes the amount paid for all common stock, C/S equivalents, Preferred Stock, debt, options, assets, warrants and stake purchases made within six months of the announcement date of the transaction.
(2)  Trimmed average excludes the highest 10% and lowest 10% premiums paid.

DRAFT                                -20-

-------------------------------------------------------------------------------


                                   Exhibit C


-------------------------------------------------------------------------------

                           Jefferies & Company, Inc
DRAFT

Selected Gaming Equity Comparables
===============================================================================
Public Trading Multiples
($ in Millions, Except Per Share Data)

-------------------------------------------------------------------------------------------------------------------------------
                                                                              Preferred
                          I/B/E/S  I/B/E/S                            Value    Stock                        Market
                          2000     2001     Stock            Equity   of       plus     Excess              to Book   LTM
                          EPS      EPS      Price @          Market   Vested   Total     Assets  Enterprise Equity   Revenue
         Company          Estimate Estimate 3/24/2000 Shares  Value   Options  Debt     & Cash    Value     Value   Multiple
------------------------- -------- -------- --------- ------  -----   -------  ----     ------    -----     -----   --------
Pinnacle                    $1.00   $1.40    $19.250  26.3   $505.6   $17.1    $505.7   $386.7    $641.6     1.8x     1.4x
Entertainment(1)(2)(4)

Ameristar Casinos(1)        $0.44   $0.55     $3.688  20.4     $75.1     $0.2  $240.0     $9.8    $305.5     1.1x     1.1x
Argosy Gaming(1)(2)          1.51    1.60     13.875  28.3     393.3      5.1   360.3     35.2     723.5     6.8x     1.2x
Boyd Gaming(1)               0.71    0.79      4.625  62.2     287.8       --   770.7     44.6   1,014.0     1.1x     1.0x
Hollywood Casino(1)(2)(3)    N/A      N/A      3.750  24.9      93.6      1.1   557.6    243.4     408.9    -4.9x     1.4x
Isle of Capri                0.92    1.20     11.500  30.3     348.1      5.0   954.7    197.3   1,110.4     2.6x     1.4x
Casinos(1)(2)(4)(5)
Penn National Gaming(1)      0.86    1.04      9.313  14.9     138.8       --    91.6     23.9     206.6     2.1x     1.2x
Station Casinos(1)           1.64    1.85     22.375  42.1     942.5     11.3   891.2     52.3   1,792.7     3.1x     1.9x

                                                                                       ------------------------------------

                                                                                       ------------------------------------
                                                                                             Trimmed Mean    2.0x     1.2x
                                                                                                     Mean    1.7x     1.3x
                                                                                                   Median    2.1x     1.2x
                                                                                                     High    6.8x     1.9x
                                                                                                      Low   -4.9x     1.0x
                                                                                       ------------------------------------

Acquisition Case
----------------
Pinnacle                    $1.00   $1.40    $25.000  26.3    $656.6    $32.4  $505.7   $386.7    $807.7     2.3x     1.8x
Entertainment(1)(2)(4)

---------------------------------------------------------------------------


                            2000E     LTM     2000E    2000     2001
                           Revenue   EBITDA   EBITDA   P/E      P/E
         Company           Multiple Multiple  Multiple Multiple Multiple
-------------------------  -------- --------  -------- -------- --------
Pinnacle                   1.2x(7) 6.3x        5.2x(7)  19.3x    13.8x
Entertainment(1)(2)(4)

Ameristar Casinos(1)       0.9x    6.4x        4.5x      8.4x     6.7x
Argosy Gaming(1)(2)        1.1x    5.9x        5.2x      9.2x     8.7x
Boyd Gaming(1)             0.9x    4.8x        3.9x      6.5x     5.9x
Hollywood Casino(1)(2)(3)  1.3x    6.7x        5.9x    N/M      N/M
Isle of Capri              1.3x    5.8x        5.3x     12.5x     9.6x
Casinos(1)(2)(4)(5)
Penn National Gaming(1)    1.1x    6.9x        5.9x     10.8x     9.0x
Station Casinos(1)         1.7x    8.0x        7.0x     13.6x    12.1x

                         ------------------------------------------------
                          All Companies
                         ------------------------------------------------
Trimmed Mean               1.1x    6.3x        5.4x     10.2x     8.5x
Mean                       1.2x    6.4x        5.4x     10.2x     8.6x
Median                     1.1x    6.4x        5.3x     10.0x     8.8x
High                       1.7x    8.0x        7.0x     13.6x    12.1x
Low                        0.9x    4.8x        3.9x      6.5x     5.9x
                       ------------------------------------------------

Acquisition Case
----------------
Pinnacle                   1.5x(7) 8.0x        6.3x(7)  25.0x    17.9x
Entertainment(1)(2)(4)

-------------------------
(1) Unless otherwise noted, 2000 estimates are from Jefferies & Co., Inc. High Yield Gaming Research, 3rd Quarter 1999 Market Survey, dated December 1999.

(2) Net interest expense is pro forma for current outstanding debt for comparison purposes.

(3)      Includes financing for Hollywood Casino - Shreveport.

(4)      Data is Pro Forma for mergers/acquisitions and divestitures.

(5)      2000 Estimates are for Fiscal Year End April 30, 2001.

(6)      Stock price for Pinnacle is pre-Harveys buyout announcement (3/7/00).

(7) Assumes completion of Belterra Resort and Casino at cost of $163.9 million and Belterra EBITDA contribution of $44.8 million.

N/M = not meaningful, due to current construction or excessive leverage.
===============================================================================

                           Jefferies & Company, Inc
DRAFT

Selected Gaming Equity Comparables
===============================================================================
Operating Statistics
($ in Millions, Except Per Share Data)

---------------------------------------------------------------------------------------------------------------------------
                                              Preferred
                                                Stock     Excess             2000E                       LTM Net    LTM
                            Ticker    Period     plus     Assets   LTM Net    Net       LTM      2000E   Interest   EBITDA
         Company            Symbol    Ending  Total Debt  & Cash   Revenue   Revenue   EBITDA    EBITDA   Expense   Margin
------------------------    ------    ------  ----------  ------   -------   -------   ------    ------   -------   ------
Pinnacle                      PNK     Dec-99    $505.7     $386.7    $449.9   $647.1    $101.3    $155.1(6) $37.6     22.5%
Entertainment(1)(2)(4)

Ameristar Casinos(1)         ASCA     Sep-99    $240.0       $9.8    $290.8   $331.0     $48.1     $67.4    $24.6     16.5%
Argosy Gaming(1)(2)           AGY     Dec-99     360.3       35.2     594.6    633.8     122.1     139.0     35.0     20.5%
Boyd Gaming(1)                BYD     Sep-99     770.7       44.6     969.7  1,120.5     210.6     263.3     67.7     21.7%
Hollywood Casino(1)(2)(3)     HWD     Sep-99     557.6      243.4     296.6    325.5      60.7      69.3     58.7     20.5%
Isle of Capri                ISLE     Oct-99     954.7      197.3     821.8    860.0     192.3     210.0     86.7     23.4%
Casinos(1)(2)(4)(5)
Penn National Gaming(1)      PENN     Dec-99      91.6       23.9     171.5    193.0      29.8      35.0      7.3     17.4%
Station Casinos(1)            STN     Sep-99     891.2       52.3     925.3  1,078.0     224.7     255.5     84.7     24.3%

                                                                                                ---------------------------

                                                                                                ---------------------------
                                                                                                      Trimmed Mean    20.7%
                                                                                                              Mean    20.6%
                                                                                                            Median    20.5%
                                                                                                              High    24.3%
                                                                                                               Low    16.5%
                                                                                                ===========================
Acquisition Case
Pinnacle                      PNK     Dec-99    $505.7     $386.7    $449.9   $647.1    $101.3    $155.1(6) $37.6     22.5%
Entertainment(1)(2)(4)

--------------------------------------------------------------------------------
                                       Total
                           LTM Net     Debt/   Net Debt/  Total Debt/  Net Debt/
                           Interest     LTM      LTM         2000E      2000E
         Company           Coverage    EBITDA   EBITDA      EBITDA      EBITDA
------------------------   --------    ------   ------      ------      ------
Pinnacle                      2.7x       5.0x      1.2x       3.3x     1.8x(6)
Entertainment(1)(2)(4)

Ameristar Casinos(1)          2.0x       5.0x      4.8x       3.6x     3.4x
Argosy Gaming(1)(2)           3.5x       3.0x      2.7x       2.6x     2.3x
Boyd Gaming(1)                3.1x       3.7x      3.4x       2.9x     2.8x
Hollywood Casino(1)(2)(3)     1.0x       9.2x      5.2x       8.0x     4.5x
Isle of Capri                 2.2x       5.0x      3.9x       4.5x     3.6x
Casinos(1)(2)(4)(5)
Penn National Gaming(1)       4.1x       3.1x      2.3x       2.6x     1.9x
Station Casinos(1)            2.7x       4.0x      3.7x       3.5x     3.3x

                           -------------------------------------------------
                           All Companies
                           -------------------------------------------------
Trimmed Mean                  2.7x       4.1x      3.7x       3.4x     3.1x
Mean                          2.6x       4.7x      3.7x       4.0x     3.1x
Median                        2.7x       4.0x      3.7x       3.5x     3.3x
High                          4.1x       9.2x      5.2x       8.0x     4.5x
Low                           1.0x       3.0x      2.3x       2.6x     1.9x
                           ===================================================
Acquisition Case
Pinnacle                      2.7x       5.0x      1.2x       3.3x     1.8x(6)
Entertainment(1)(2)(4)

------------------------
(1) Unless otherwise noted, 2000 estimates are from Jefferies & Co., Inc. High Yield Gaming Research, 3rd Quarter 1999 Market Survey, dated December 1999.

(2) Net interest expense is pro forma for current outstanding debt for comparison purposes.

(3)      Includes financing for Hollywood Casino - Shreveport.

(4)      Data is Pro Forma for mergers/acquisitions and divestitures.

(5)      2000 Estimates are for Fiscal Year End April 30, 2001.

(6) Assumes completion of Belterra Resort and Casino at cost of $163.9 million and Belterra EBITDA contribution of $44.8 million.

N/M = not meaningful, due to current construction or excessive leverage.
===============================================================================

                           Jefferies & Company, Inc
DRAFT

Selected M&A Gaming Transactions
===============================================================================
($ and Shares in Millions, Except Price Per Share)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Offer                Pre Offer Price
                                                                                             ------------------------------------
                   Target                                  Acquiror                 Date        Day        Week         Month
--------------------------------------           --------------------------    ------------  ----------  ----------  ------------
Boomtown Biloxi and Casino Magic Bay St.
Louis                                          *  Penn National Gaming            Dec-99       NA          NA           NA

Lady Luck Gaming                                  Isle of Capri Casinos           Oct-99       8.125       7.500        8.563

Players International                          *  Harrahs Entertainment           Feb-99       6.000       5.719        5.625

Empress Entertainment                             Horseshoe Gaming                Jul-98       NA          NA           NA

Grand Casinos                                   . Park Place Entertainment        Jun-98       NA          NA           NA

Casino Magic                                      Hollywood Park                  Feb-98       1.688       1.719        1.719

Harveys Casino Resorts                            Colony Capital                  Jan-98      22.688      22.938       21.313

                                    Mean
                                  Median
                                     Max
                                     Min

Pinnacle Entertainment                          . Colony Capital                  Mar-00   $ 19.250     $ 16.625     $ 19.313
------------------------------------------------------------------------------------------------------------------------------------

Notes:
------
*Pending
 .Stock transaction

DRAFT

Selected M&A Gaming Transactions
================================================================================
($ and Shares in Millions, Except Price Per Share)


---------------------------------------------------------------------------------------------------------------------------
                                           Offer                        Option        Equity          Debt+         Excess
             Target                        Price         Shares         Value          Value        Preferred        Cash
-------------------------------           -------       --------       --------      --------      -----------     --------
Boomtown Biloxi and Casino
Magic Bay St. Louis                *           NA           NA             NA             NA             NA             NA

Lady Luck Gaming                           12.000          4.9             --           58.6          223.1          (13.2)

Players International              *        8.500         32.7            3.9          281.9          163.1          (19.1)

Empress Entertainment                          NA           NA             NA             NA             NA             NA

Grand Casinos                      .        6.375         42.3             --          269.6          566.0          (67.4)

Casino Magic                                2.270         35.7             --           81.1          272.2          (35.9)

Harveys Casino Resorts                     28.000         10.1           12.5          294.4          150.5          (48.3)

                             Mean
                           Median
                              Max
                              Min

Pinnacle Entertainment             .      $25.000         26.3          $32.2         $688.8         $505.7        $(386.7)
===========================================================================================================================

----------------------------------------------------------------------------------------
                                                Unadjusted                    Adjusted
                                                  Total          Other          Total
                                                Enterprise     Valuation     Enterprise
             Target                               Value         Amounts         Value
-------------------------------                ------------   -----------   ------------
Boomtown Biloxi and Casino
Magic Bay St. Louis                *              $195.0          $--           $195.0

Lady Luck Gaming                                   268.5           --            268.5

Players International              *               425.9           --            425.9

Empress Entertainment                              600.0           --            600.0

Grand Casinos                      .               768.2           --            768.2

Casino Magic                                       317.3           --            317.3

Harveys Casino Resorts                             396.6           --            396.6

                             Mean
                           Median
                              Max
                              Min

Pinnacle Entertainment             .              $807.7         $163.9         $971.6
========================================================================================

Notes:
------
*Pending
 .Stock transaction

DRAFT

Selected M&A Gaming Transactions
================================================================================
($ in Shares in Millions, Except Price Per Share)

----------------------------------------------------------------------------------------------------------------------------------
                                                           Raw Results                                Adjusted Results
                                            ----------------------------------------       ---------------------------------------
            Target                           Revenues         EBITDA         Margin         Revenues        EBITDA         Margin
------------------------------              ----------       --------       --------       ----------      --------       --------
Boomtown Biloxi and Casino
Magic Bay St. Louis                  *        $ 156.7         $  35.3         22.5%          $ 156.7        $  35.3         22.5%

Lady Luck Gaming                                182.1            47.8         26.2%            182.1           47.8         26.2%

Players International               *           331.1            63.3         19.1%            331.1           67.3         20.3%

Empress Entertainment                           376.4            84.8         22.5%            503.1          117.4         23.3%

Grand Casinos                       .           578.0           131.0         22.7%            578.0          131.0         22.7%

Casino Magic                                    261.5            45.4         17.3%            277.2           60.6         21.9%

Harveys Casino Resorts                          290.3            62.4         21.5%            309.5           67.9         22.0%

                              Mean
                            Median
                               Max
                               Min

Pinnacle Entertainment              .         $ 449.9         $ 101.3         22.5%          $ 617.0        $ 152.0         24.6%
==================================================================================================================================

Notes:
------
*Pending
 .Stock transaction

DRAFT

Selected M&A Gaming Transactions
================================================================================
($ in Shares in Millions, Except Price Per Share)

------------------------------------------------------------------------------------------------------------------------------
                                            Raw Multiple           Adjusted Multiple                       Premium
                                      ----------------------    -----------------------     ----------------------------------
           Target                      Revenues      EBITDA      Revenues       EBITDA         Day         Week        Month
---------------------------           ----------    --------    ----------     --------      -------     --------    ---------
Boomtown Biloxi and Casino
Magic Bay St. Louis               *      1.2x         5.5x         1.2x          5.5x           NA           NA          NA

Lady Luck Gaming                         1.5x         5.6x         1.5x          5.6x         47.7%        60.0%       40.1%

Players International             *      1.3x         6.7x         1.3x          6.3x         41.7%        48.6%       51.1%

Empress Entertainment                    1.6x         7.1x         1.2x          5.1x           NA           NA          NA

Grand Casinos                     .      1.3x         5.9x         1.3x          5.9x           NA           NA          NA

Casino Magic                             1.2x         7.0x         1.1x          5.2x         34.5%        32.1%       32.1%

Harveys Casino Resorts                   1.4x         6.4x         1.3x          5.8x         23.4%        22.1%       31.4%

                            Mean         1.4x         6.3x         1.3x          5.6x         36.8%        40.7%       38.7%
                          Median         1.3x         6.4x         1.3x          5.6x         38.1%        40.4%       36.1%
                             Max         1.6x         7.1x         1.5x          6.3x         47.7%        60.0%       51.1%
                             Min         1.2x         5.5x         1.1x          5.1x         23.4%        22.1%       31.4%

Pinnacle Entertainment            .      1.8x         8.0x         1.6x          6.4x         29.9%        50.4%       29.4%
==============================================================================================================================

---------------------------------------------------------------------------
           Target                                  Adjustment Notes
---------------------------           -------------------------------------
Boomtown Biloxi and Casino
Magic Bay St. Louis               *   None

Lady Luck Gaming                      Results are pro forma

Players International             *   Synergies

                                      Results announcement/closing (recent
Empress Entertainment                 expansion as of announcement date)

Grand Casinos                     .   Stock for asset transaction

                                      Excess receivables/land; Interim
Casino Magic                          results for ramp-up of Bossier

                                      Pro forma; Forward results for
                                      ramp-up of expansions and prior
Harveys Casino Resorts                weather

                            Mean
                          Median
                             Max
                             Min

Pinnacle Entertainment            .   Adjusted multiple is pro forma for
                                      cost synergies and Belterra casino
===========================================================================

Notes:
------
*Pending
 .Stock transaction

DRAFT

--------------------------------------------------------------------------------


                                   Exhibit D


--------------------------------------------------------------------------------

DRAFT

Pinnacle Entertainment, Inc.
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
(Dollars in Millions, Except Per Share Amounts)

------------------------------------------------------------------------------------------------------------------------------------
                                           Actual                             Projected December 31,                      Terminal
                                                       ----------------------------------------------------------------
                                          12/31/99         2000           2001         2002        2003         2004      Period
                                       ------------    -------------   -----------   ----------  ----------  ----------  ----------
EBITDA Growth                                                23.3%          25.7%        28.9%        2.4%         2.9%       2.5%
EBITDA Growth                                             $  23.6        $  32.1      $  45.3     $   4.9      $   5.9   $    5.3
Net Income Growth                                            25.1%          31.4%        29.6%        3.5%         4.1%       3.5%
Net Income Growth                                         $   9.9        $  15.5      $  19.2     $   2.9      $   3.5   $    3.2
Distributable Cash Flow Growth                                               2.7%      (223.0)%       2.3%         2.7%       2.4%
Distributable Cash Flow Growth                                          ($   2.7)     $ 230.5     $   2.9      $   3.5   $    3.2
EBITDA                                     $ 101.3        $ 124.8        $ 156.9      $ 202.2     $ 207.1      $ 213.0   $  218.3
Dep. and Amort.                               35.5           42.6           48.8         62.1        62.1         62.1       62.1
                                           -------        -------        -------      -------     -------      -------   --------
EBIT                                          65.8           82.3          108.1        140.1       145.0        150.9      156.2
Taxes (@ 40%)                                 26.3           32.9           43.2         56.0        58.0         60.4       62.5
                                           -------        -------        -------      -------     -------      -------   --------
Net Income                                    39.5           49.4           64.9         84.0        87.0         90.5       93.7
add:  Dep. and Amort.                                     $  42.6        $  48.8      $  62.1     $  62.1      $  62.1   $   62.1
(less):  Capital Expenditures                              (192.6)        (217.0)       (19.0)      (19.0)       (19.0)     (19.0)
add/(less):  Working Capital Changes                          0.0            0.0          0.0         0.0          0.0        0.0
                                                          -------       --------      -------     -------      -------   --------
Distributable Cash Flow                                    (100.7)        (103.4)       127.2       130.1        133.6      136.8
Discount Period                                               0.5            1.5          2.5         3.5          4.5        5.0
Discount Rate / Factor                        12.5%        0.9428         0.8381       0.7449      0.6622       0.5886     0.5549
Perpetual Growth Rate / Terminal Value         2.5%                                                                       1,368.4
                                                          -------       --------      -------     -------      -------   --------
Present Values                                              (94.9)         (86.6)        94.7        86.1         78.7      759.4
Sum of Discrete Present Values             $  78.0            9.3%
Present Value of Terminal Value              759.4           90.7%
                                           -------
Indicated Enterprise Value                   837.4          100.0%
add:  Pro Forma Cash                         386.7           46.2%
(less):  Debt                               (505.7)         (60.4)%
add:  Option Proceeds                         33.5            4.0%
                                           -------
Implied Equity Value                       $ 752.0           89.8%
                                           =======
Total shares and options outstanding          28.9
Implied Value per Share                    $ 26.03
                                           =======

DRAFT

Pinnacle Entertainment, Inc.
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis

Cost of Equity
--------------
Beta Unlevered                                      0.85    - implied unlevered beta
Beta Levered                                        1.20    - historical small capitalization company beta
Risk Premium                                        8.40%   - historical intermediate term market risk premium
Risk-Free Rate                                      6.29%   - current intermediate term Treasury rate (average of 5yr and 10yr)
Small-Cap Premium                                   1.10%   - historical small capitalization company risk premium
                                                 -------
After-Tax Cost of Equity                           17.50%

Cost of Debt
------------
Cost of Bank Debt                                   8.00%   - actual Company cost of bank debt
  - % of total debt                                  0.0%   - actual Company debt structure
Cost of Other Debt                                 10.00%   - avg. market yield of Company public debt
Marginal Tax Rate                                   40.0%   - actual Company tax rate
                                                 -------
After-Tax Cost of Debt                              6.00%

Weighted Average Cost of Capital (WACC)
--------------------------------------
Target Capital Structure (% debt)                   41.3%   - based on pro forma capital structure
Weighted Average Cost of Capital                    12.7%   - computed from target capital structure and after-tax cost of equity and debt
Weighted Average Cost of Capital (rounded)          12.5%
                                                 =======

Perpetual Growth Rate
---------------------
Considers long-term inflation
Considers long-term internal growth rate
Considers implied EBITDA Forward Exit Multiple


------------------------------------------
Price Sensitivity                                                                       Perpetual Growth Rate
------------------------------------------                                 ----------------------------------------------
                                                                              2.0%              2.5%             3.0%
                                                                           -----------       -----------      -----------
                                             Discount Rate      13.0%        $22.89            $24.12           $25.46
                                             -------------
                                                                12.5%         24.66             26.03            27.54
                                                                12.0%         26.60             28.14            29.85


------------------------------------------
EBITDA Forward Exit Multiple Sensitivity                                                  Perpetual Growth Rate
------------------------------------------                                 ----------------------------------------------
                                                                                2.0%              2.5%             3.0%
                                                                           -----------     --------------     -----------
                                             Discount Rate      13.0%           5.7x              6.0x             6.3x
                                             -------------
                                                                12.5%           6.0x              6.3x             6.6x
                                                                12.0%           6.3x              6.6x             7.0x

DRAFT

Pinnacle Entertainment, Inc.
================================================================================
Pro Forma Operating Results
($ in Millions)

                                                                   1999                                           2000
                                                 -------------------------------------------------------------------------------
                              1997     1998       Q1       Q2       Q3        Q4      Total     Q1        Q2       Q3       Q4
                              ----     ----       --       --       --        --      -----     --        --       --       -
Net Revenue:
  Boomtown Reno              $68.6    $67.5    $14.1     $21.4    $25.6    $19.4     $80.4    $16.8    $22.6     $26.0    $18.4
  Boomtown New Orleans        77.9     95.6     25.7      27.2     28.5     24.6     106.0     24.2     26.3      30.0     30.0
  Casino Magic Biloxi         62.3     74.2     24.6      23.1     24.3     21.3      93.3     25.3     24.2      25.1     23.5
  Casino Magic Bossier City   93.2    111.2     33.9      35.1     36.1     35.1     140.1     38.5     38.6      39.8     36.9
  Casino Magic Argentina      17.5     20.4      5.3       5.7      6.0      5.1      22.0      5.8      6.1       6.3      5.6
  Belterra Casino                -        -        -         -        -        -         -        -        -      20.4     38.7
  HP- Casino Division          6.0      6.0      1.5       1.5      1.5      1.5       6.0      1.5      1.5       1.5      1.5
  Crystal Park & Yakima        2.2      2.0      0.6       0.3      0.3      0.9       2.0      1.0      1.0       1.0      1.0
  Corporate                      -        -        -         -        -        -         -        -        -         -        -
                             -----   ------   ------    ------   ------   ------    ------   ------   ------    ------   ------
Total Net Revenue           $327.7   $376.9   $105.8    $114.2   $122.2   $107.8    $449.9   $113.1   $120.3    $150.2   $155.6

Net Revenue Growth:
  Boomtown Reno               NA       -1.6%    NA        NA       NA       NA        19.2%    18.8%     5.7%      1.6%    -5.2%
  Boomtown New Orleans        NA       22.7%    NA        NA       NA       NA        10.9%    -5.8%    -3.1%      5.1%    21.8%
  Casino Magic Biloxi         NA       19.1%    NA        NA       NA       NA        25.7%     2.7%     5.1%      3.5%    10.3%
  Casino Magic Bossier City   NA       19.3%    NA        NA       NA       NA        26.0%    13.7%     9.7%     10.5%     5.3%
  Casino Magic Argentina      NA       16.6%    NA        NA       NA       NA         7.8%     8.0%     8.0%      5.9%    11.1%
  Belterra Casino             NA        NA      NA        NA       NA       NA         NA       NA       NA        NA       NA
Total Net Revenue Growth      NA       15.0%    NA        NA       NA       NA        19.4%     6.9%     5.4%     22.9%    44.4%

EBITDA:
  Boomtown Reno               $8.8     $7.8     $0.9      $4.5     $6.8     $3.0     $15.2     $1.7     $5.0      $6.8     $2.3
  Boomtown New Orleans        22.4     29.5      8.5       8.7      9.2      7.0      33.4      6.0      7.2       9.4      9.3
  Casino Magic Biloxi          9.7     14.0      7.0       5.0      6.4      3.6      22.0      6.1      5.7       6.1      4.9
  Casino Magic Bossier City   11.6     23.5      8.4       8.5      8.3      7.9      33.1      9.5      9.8       9.7      8.2
  Casino Magic Argentina       6.2      8.4      2.2       2.3      2.6      1.8       8.8      2.2      2.6       2.7      2.1
  Belterra Casino                -        -        -         -        -        -         -        -        -       4.8      9.7
  HP- Casino Division          5.8      5.8      1.5       1.5      1.5      1.5       5.8      1.5      1.5       1.5      1.5
  Crystal Park & Yakima        1.7      1.7      0.6      (0.4)     0.4      0.7       1.3      0.9      0.9       0.9      0.9
  Corporate                   (7.9)   (10.3)    (4.6)     (6.2)    (4.0)    (3.6)    (18.4)    (4.1)    (4.1)     (4.1)    (4.1)
                            ------  -------  -------   -------  -------  -------   -------  -------  -------   -------  -------
Total EBITDA                 $58.3    $80.5    $24.4     $24.0    $31.1    $21.8    $101.3    $23.8    $28.4     $37.9    $34.7

EBITDA Margin:
  Boomtown Reno               12.8%    11.6%     6.7%     21.2%    26.5%    15.3%     18.9%    10.1%    22.0%     26.2%    12.6%
  Boomtown New Orleans        28.7%    30.9%    32.9%     32.0%    32.4%    28.6%     31.5%    24.8%    27.5%     31.4%    31.1%
  Casino Magic Biloxi         15.5%    18.9%    28.6%     21.9%    26.3%    16.7%     23.6%    24.3%    23.4%     24.4%    20.7%
  Casino Magic Bossier City   12.5%    21.1%    24.7%     24.3%    23.0%    22.5%     23.6%    24.8%    25.4%     24.3%    22.2%
  Casino Magic Argentina      35.2%    41.2%    40.8%     41.0%    42.8%    35.5%     40.2%    38.6%    41.9%     43.5%    37.5%
  Belterra Casino              NA       NA       NA        NA       NA       NA        NA       NA       NA       23.7%    25.0%
Total EBITDA Margin           17.8%    21.3%    23.1%     21.0%    25.5%    20.2%     22.5%    21.1%    23.6%     25.2%    22.3%

                                                  Projections
                              ------------------------------------------
                              Total     2001     2002     2003      2004
                              -----     ----     ----     ----      ----
Net Revenue:
  Boomtown Reno              $83.7    $85.4     $83.3    $81.2    $81.2
  Boomtown New Orleans       110.5    112.7     115.0    117.3    119.6
  Casino Magic Biloxi         98.1     98.1     181.6    186.1    190.8
  Casino Magic Bossier City  153.8    146.1     219.2    230.2    241.7
  Casino Magic Argentina      23.8     33.3      34.6     36.0     37.5
  Belterra Casino             59.1    167.0     170.4    173.8    177.3
  HP- Casino Division          6.0      6.0       6.0      6.0      6.0
  Crystal Park & Yakima        4.0      4.0       4.0      4.0      4.0
  Corporate                      -        -         -        -        -
                             -----   ------    ------   ------   ------
Total Net Revenue           $539.1   $652.8    $814.1   $834.6   $858.0

Net Revenue Growth:
  Boomtown Reno                4.1%     2.0%     -2.5%    -2.5%     0.0%
  Boomtown New Orleans         4.2%     2.0%      2.0%     2.0%     2.0%
  Casino Magic Biloxi          5.2%     0.0%     85.0%     2.5%     2.5%
  Casino Magic Bossier City    9.8%    -5.0%     50.0%     5.0%     5.0%
  Casino Magic Argentina       8.2%    40.0%      4.0%     4.0%     4.0%
  Belterra Casino              NA     182.6%      2.0%     2.0%     2.0%
Total Net Revenue Growth      19.8%    21.1%     24.7%     2.5%     2.8%

EBITDA:
  Boomtown Reno              $15.8    $16.2     $15.4    $14.6    $14.6
  Boomtown New Orleans        32.0     33.8      34.5     35.2     35.9
  Casino Magic Biloxi         22.8     22.6      45.4     46.5     47.7
  Casino Magic Bossier City   37.2     33.6      54.8     57.5     60.4
  Casino Magic Argentina       9.6     13.3      13.9     14.4     15.0
  Belterra Casino             14.5     44.8      46.0     46.9     47.9
  HP- Casino Division          5.8      5.8       5.8      5.8      5.8
  Crystal Park & Yakima        3.6      3.6       3.6      3.6      3.6
  Corporate                  (16.5)   (16.8)    (17.2)   (17.5)   (17.9)
                            ------  -------   -------  -------  -------
Total EBITDA                $124.8   $156.9    $202.2   $207.1   $213.0

EBITDA Margin:
  Boomtown Reno               18.9%    19.0%     18.5%    18.0%    18.0%
  Boomtown New Orleans        29.0%    30.0%     30.0%    30.0%    30.0%
  Casino Magic Biloxi         23.2%    23.0%     25.0%    25.0%    25.0%
  Casino Magic Bossier City   24.2%    23.0%     25.0%    25.0%    25.0%
  Casino Magic Argentina      40.5%    40.0%     40.0%    40.0%    40.0%
  Belterra Casino             24.5%    26.8%     27.0%    27.0%    27.0%
Total EBITDA Margin           23.2%    24.0%     24.8%    24.8%    24.8%

DRAFT

Pinnacle Entertainment, Inc.
===============================================================================
Pro Forma Operating Results
($ in Millions)

                                                                   1999                                           2000
                                                  ------------------------------------------   ----------------------------------
                              1997     1998       Q1       Q2       Q3        Q4       Total     Q1        Q2       Q3       Q4
                              ----     ----       --       --       --        --       -----     --        --       --       --
D&A:
  Boomtown Reno                                  $1.7      $1.9     $1.8     $1.3      $6.7     $2.0     $2.0      $2.1     $2.1
  Boomtown New Orleans                            1.4       1.4      1.5      1.4       5.7      1.7      1.8       1.8      1.8
  Casino Magic Biloxi                             1.7       1.7      1.8      1.8       7.1      1.8      1.7       1.7      1.7
  Casino Magic Bossier City                       1.9       2.1      2.0      2.1       8.1      2.1      2.1       2.1      2.1
  Casino Magic Argentina                          0.4       0.4      0.4      0.4       1.6      0.4      0.4       0.4      0.4
  Belterra Casino                                   -         -        -        -         -        -        -       1.0      2.1
  HP- Casino Division                             0.6       0.6      0.6      0.6       2.4      0.6      0.6       0.6      0.6
  Crystal Park & Yakima                           0.4       0.4      0.4      0.4       1.5      0.4      0.4       0.4      0.4
  Corporate                                       0.8       0.8      0.6      0.3       2.5      0.9      0.9       0.9      0.9
                                                -----     -----    -----    -----     -----    -----    -----     -----    -----
Total D&A                                        $8.9      $9.3     $9.1     $8.2     $35.5     $9.8     $9.8     $10.9    $12.0

EBIT:
  Boomtown Reno                                 $(0.7)     $2.7     $4.9     $1.6      $8.5    $(0.3)    $3.0      $4.7     $0.2
  Boomtown New Orleans                            7.0       7.3      7.8      5.7      27.8      4.3      5.5       7.6      7.5
  Casino Magic Biloxi                             5.3       3.3      4.6      1.7      15.0      4.4      4.0       4.5      3.2
  Casino Magic Bossier City                       6.5       6.5      6.3      5.8      25.0      7.5      7.7       7.6      6.1
  Casino Magic Argentina                          1.8       1.9      2.1      1.4       7.2      1.8      2.2       2.3      1.7
  Belterra Casino                                   -         -        -        -         -        -        -       3.8      7.6
  HP- Casino Division                             0.9       0.9      0.9      0.9       3.4      0.9      0.9       0.9      0.9
  Crystal Park & Yakima                           0.2      (0.7)     0.0      0.3      (0.2)     0.5      0.5       0.5      0.5
  Corporate                                      (5.4)     (7.0)    (4.6)    (3.9)    (21.0)    (5.0)    (5.0)     (5.0)    (5.0)
                                                -----     -----    -----    -----     ------   -----    -----     -----    -----
Total EBIT                                      $15.5     $14.7    $22.0    $13.6     $65.8    $14.0    $18.6     $26.9    $22.7

Maintenance CapEx:
  Boomtown Reno                                                                                 $0.8     $0.8      $0.8     $0.8
  Boomtown New Orleans                                                                           0.9      0.9       0.9      0.9
  Casino Magic Biloxi                                                                            0.8      0.8       0.8      0.8
  Casino Magic Bossier City                                                                      0.4      0.4       0.4      0.4
  Casino Magic Argentina                                                                         0.3      0.3       0.3      0.3
  Belterra Casino                                                                                  -        -         -      0.2
  HP- Casino Division                                                                              -        -         -        -
  Crystal Park & Yakima                                                                            -        -         -        -
  Corporate                                                                                      0.1      0.1       0.1      0.1
                                                                                               -----    -----     -----    -----
Total Maintenance CapEx                                                                         $3.2     $3.2      $3.2     $3.3

Maintenance CapEx Margin:
  Boomtown Reno                                                                                  4.5%     3.3%      2.9%     4.1%
  Boomtown New Orleans                                                                           3.6%     3.3%      2.9%     2.9%
  Casino Magic Biloxi                                                                            3.1%     3.2%      3.1%     3.3%
  Casino Magic Bossier City                                                                      1.2%     1.2%      1.1%     1.2%
  Casino Magic Argentina                                                                         4.6%     4.3%      4.2%     4.7%
  Belterra Casino                                                                                 NA       NA        NA      0.4%
        Total Maintenance CapEx Margin                                                           2.8%      2.7%     2.1%     2.1%

Development/Expansion
CapEx:
  Boomtown Reno                                                                                 $0.8     $2.5        $-       $-
  Boomtown New Orleans                                                                             -      2.5         -        -
  Casino Magic Biloxi                                                                              -        -         -        -
  Casino Magic Bossier City                                                                        -        -         -        -
  Casino Magic Argentina                                                                         2.5      2.5       2.5      2.5
  Belterra Casino                                                                               25.0     50.0      88.9        -
                                                                                               -----    -----     -----     ----
Total Development/Expansion CapEx                                                              $28.3    $57.5     $91.4     $2.5

                                                        Projections
                                    ------------------------------------------
                                    Total     2001     2002     2003      2004
                                    -----     ----     ----     ----      ----
D&A:
  Boomtown Reno                      8.2     $8.4      $8.4     $8.4     $8.4
  Boomtown New Orleans               7.1      7.2       7.2      7.2      7.2
  Casino Magic Biloxi                6.8      6.8      13.5     13.5     13.5
  Casino Magic Bossier City          8.3      8.3      14.9     14.9     14.9
  Casino Magic Argentina             1.6      2.3       2.3      2.3      2.3
  Belterra Casino                    3.1      8.3       8.3      8.3      8.3
  HP- Casino Division                2.4      2.4       2.4      2.4      2.4
  Crystal Park & Yakima              1.5      1.5       1.5      1.5      1.5
  Corporate                          3.6      3.6       3.6      3.6      3.6
                                     ---    -----     -----    -----    -----
Total D&A                            2.6    $48.8     $62.1    $62.1    $62.1

EBIT:
  Boomtown Reno                      7.6     $7.8      $7.0     $6.2     $6.2
  Boomtown New Orleans               4.9     26.6      27.3     28.0     28.7
  Casino Magic Biloxi                6.0     15.7      31.9     33.0     34.2
  Casino Magic Bossier City          8.9     25.3      39.9     42.6     45.5
  Casino Magic Argentina             8.0     11.0      11.6     12.1     12.7
  Belterra Casino                    1.4     36.5      37.8     38.7     39.6
  HP- Casino Division                3.4      3.4       3.4      3.4      3.4
  Crystal Park & Yakima              2.1      2.1       2.1      2.1      2.1
  Corporate                         20.1)   (20.4)    (20.8)   (21.1)   (21.5)
                                   -----   ------    ------   ------   ------
Total EBIT                         $82.3   $108.1    $140.1   $145.0   $150.9

Maintenance CapEx:
  Boomtown Reno                      3.0     $3.0      $3.0     $3.0     $3.0
  Boomtown New Orleans               3.5      3.5       3.5      3.5      3.5
  Casino Magic Biloxi                3.1      3.0       3.5      3.5      3.5
  Casino Magic Bossier City          1.8      2.0       3.5      3.5      3.5
  Casino Magic Argentina             1.1      1.0       1.0      1.0      1.0
  Belterra Casino                    0.2      4.0       4.0      4.0      4.0
  HP- Casino Division                  -        -         -        -        -
  Crystal Park & Yakima                -        -         -        -        -
  Corporate                          0.4      0.5       0.5      0.5      0.5
                                   -----    -----     -----    -----    -----
Total Maintenance CapEx               .9    $17.0     $19.0    $19.0    $19.0

Maintenance CapEx Margin:
  Boomtown Reno                      3.6%     3.5%      3.6%     3.7%     3.7%
  Boomtown New Orleans               3.2%     3.1%      3.0%     3.0%     2.9%
  Casino Magic Biloxi                3.2%     3.1%      1.9%     1.9%     1.8%
  Casino Magic Bossier City          1.2%     1.4%      1.6%     1.5%     1.4%
  Casino Magic Argentina             4.5%     3.0%      2.9%     2.8%     2.7%
  Belterra Casino                    0.3%     2.4%      2.3%     2.3%     2.3%
Total Maintenance CapEx Margin       2.4%     2.6%      2.3%     2.3%     2.2%

Development/Expansion
CapEx:
  Boomtown Reno                      3.3    $   -     $   -    $   -    $   -
  Boomtown New Orleans               2.5        -         -        -        -
  Casino Magic Biloxi                  -    100.0         -        -        -
  Casino Magic Bossier City            -    100.0         -        -        -
  Casino Magic Argentina             0.0        -         -        -        -
  Belterra Casino                    3.9        -         -        -        -
                                     ----    ----      ----     ----     ----
Total Development/Expansion CapEx $179.7   $200.0     $   -    $   -    $   -

DRAFT

Pinnacle Entertainment, Inc.
--------------------------------------------------------------------------------
Excess Asset Value/(1)/
($ in Millions)


                                                    Gross        Associated            Uncompleted      Completed
                                                    Value      Costs & Taxes            Belterra        Belterra
                                                  ---------   ---------------          -----------     -----------
Cash Balance, 12/31/99                                                                 $    246.8        $  246.8

Land Adjacent to Hollywood Park/(2)/                  24.0             10.1                  13.9            13.9
Bay St. Louis & Biloxi Properties/(3)/               195.0             25.0                 170.0           170.0
Turf Paradise/(4)/                                    53.0             14.6                  38.4            38.4
Inglewood Land/(5)/                                   63.0             21.5                  41.5            41.5
Reno Land/(6)/                                         4.0                -                   4.0             4.0
Missouri Land/(7)/                                     3.7                -                   3.7             3.7
Ogle House/(8)/                                        2.5                -                   2.5             2.5
Insurance Proceeds/(9)/                                2.5              1.3                   1.2             1.2
Notes Receivable from Roski / Yakama                  14.7                -                  14.7            14.7
Interim Cash Flow/(10)/                               40.8                -                  40.8            40.8
Present Value of NOLs/(11)/                           10.7               --                  10.7            10.7
                                                  --------          -------            ----------      ----------
   Excess Asset Value, subtotal                      414.0             72.5                 341.5           341.5

Belterra Project/(12)/                                                                         -           (163.9)
Race Track Tax Liability                                                                    (22.9)          (22.9)
Accrued Interest                                                                            (26.1)          (26.1)
Cage Cash/(13)/                                                                             (30.0)          (30.0)
Call 13% First Mortgage Notes @ 106.5                                                      (122.5)         (122.5)
                                                                                       ----------      ----------

Pro Forma Excess Cash Balance + Excess Assets, 12/31/99                                $    386.7      $    222.9

____________________________
(1) Does not consider value of 2% interest in TVG (early stage start-up company), option value in Louisiana license application, or tax-free exchange savings of up to $70 million.
(2)  Completed.
(3)  Based on definitive purchase agreement.
(4)  Based on definitive purchase agreement.
(5) Based on discussions with management and the sale of the land adjacent to Hollywood Park as a comparable.
(6)  Based on 1996 appraisal.
(7)  Based on net book value.
(8) 12/31/99 Cash is Pro Forma Excess Assets + Cash, Uncompleted Belterra, less Interim Cash Flow, Present Value of NOLs, and Call of 13% First Mortgage Notes.
(9)  Based on tentative settlement agreement.
(10) Assumes close of Colony acquisition in September: cash flow from Penn properties for first 1.5 quarters of 2000; cash flow from Turf Paradise for first quarter 2000; and cash flow from remaining Pinnacle properties for first three quarters of 2000.
(11) $64 million gross, $24 million net of usage in divestitures, subject to $4.2 million annual limitation present valued at approximate intermediate Treasury of 6%.
(12) Excludes capitalized interest. Budget adjusted for discussions with management.
(13) Based on discussions with management.

DRAFT